-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form N-1A

                  REGISTRATION STATEMENT (NO. 2-88373) UNDER
                          THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment No.                        [X]

                     Post-Effective Amendment No. 24                        [X]

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                             Amendment No. 26                               [X]

                              VANGUARD STAR FUNDS
        (Exact Name of Registrant as Specified in Declaration of Trust)

                                P.O. Box 2600,
                            Valley Forge, PA 19482
                    (Address of Principal Executive Office)

                 Registrant's Telephone Number (610) 669-1000

                          R. Gregory Barton, Esquire
                                 P.O. Box 876
                            Valley Forge, PA 19482

  It is requested that this filing become effective on September 14, 1999 pursuant to paragraph (a) of Rule 485.

  Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

  We have elected to register an indefinite number of shares pursuant to Regulation 24f-2 under the Investment Company Act of 1940. We filed our Rule 24f-2 Notice for the year ended December 31, 1998 on March 29, 1999.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                               VANGUARD STAR FUND

                             CROSS REFERENCE SHEET

  Form N-1A
 Item Number                                        Location in Prospectus
  Item 1.    Front and Back Cover Pages............ Front and Back Cover Pages
  Item 2.    Risk/Return Summary: Investments,
             Risks, and Performance................ Fund Profile
  Item 3.    Risk/Return Summary: Fee Table........ Fee Table
  Item 4.    Investment Objectives, Principal
             Investment Strategies, and Related
             Risks................................. A Word About Risk; Who
                                                    Should Invest; Primary
                                                    Investment Strategies;
                                                    More on the Funds
  Item 5.    Management's Discussion of Fund
             Performance........................... Herein incorporated by reference to Registrant's
                                                    Annual Report to
                                                    Shareholders dated
                                                    December 31, 1998 filed
                                                    with the Securities &
                                                    Exchange Commission's
                                                    EDGAR system on February
                                                    24, 1999
  Item 6.    Management, Organization, and Capital
             Structure............................. The Funds and Vanguard;
                                                    Investment Adviser
  Item 7.    Shareholder Information............... Share Price; Dividends,
                                                    Capital Gains, and Taxes;
                                                    Investing with Vanguard
  Item 8.    Distribution Arrangements............. Not Applicable
  Item 9.    Financial Highlights Information...... Financial Highlights
  Form N-1A                                         Location in Statement
 Item Number                                        of Additional Information
  Item 10.   Cover Page and Table of Contents...... Cover Page; Table of
                                                    Contents
  Item 11.   Fund History.......................... Description of the Trust
  Item 12.   Description of the Fund and its
             Investments and Risks................. Investment Policies;
                                                    Description of the Trust;
                                                    Fundamental Investment
                                                    Limitations
  Item 13.   Management of the Fund................ Management of the Trust
  Item 14.   Control Persons and Principal Holders
             of Securities......................... Management of the Trust
  Item 15.   Investment Advisory and Other
             Services.............................. Management of the Trust;
                                                    Investment Advisory
                                                    Services
  Item 16.   Brokerage Allocation and Other
             Practices............................. Portfolio Transactions
  Item 17.   Capital Stock and Other Securities.... Description of the Trust
  Item 18.   Purchase, Redemption, and Pricing of
             Shares................................ Purchase of Shares;
                                                    Redemption of Shares;
                                                    Share Price
  Item 19.   Taxation of the Fund.................. Description of the Trust
  Item 20.   Underwriters.......................... Not Applicable
  Item 21.   Calculation of Performance Data ...... Yield and Total Return
  Item 22.   Financial Statements.................. Financial Statements

Vanguard STAR Fund

Prospectus

September 14, 1999

A Balanced Mutual Fund

     Contents

 1 Fund Profile                              14 Financial Highlights

 3 Additional Information                    15 Investing with Vanguard

 3 A Word About Risk                         15 Services and Account Features

 3 Who Should Invest                         16 Types of Accounts

 4 Primary Investment Strategies             16 Buying Shares

 9 The Fund and Vanguard                     18 Redeeming Shares

10 Investment Adviser                        21 Transferring Registration

12 Year 2000 Challenge                       21 Fund and Account Updates

12 Dividends, Capital Gains, and Taxes       Glossary (inside back cover)

13 Share Price



--------------------------------------------------------------------------------
Why Reading This Prospectus Is Important

This prospectus explains the objective, risks, and strategies of Vanguard STAR Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.
--------------------------------------------------------------------------------



Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Profile

The following profile summarizes key features of Vanguard STAR Fund.

INVESTMENT OBJECTIVE
The Fund is a balanced fund that seeks to provide long-term capital growth and some income.

INVESTMENT STRATEGIES
As a "fund of funds," STAR Fund invests in a diversified group of nine other Vanguard mutual funds, rather than in individual securities. The Fund follows a balanced investment approach by placing 60% to 70% of its assets in six stock funds; 20% to 30% of its assets in two bond funds; and 10% to 20% of its assets in one money market fund.

PRIMARY RISKS

The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because stock and bond prices can move in different directions or in different amounts, the Fund's bond and money market holdings may counteract some of the volatility experienced by the Fund's stock holdings. The Fund's balanced portfolio, in the long run, should result in less investment risk--but a lower investment return--than that of a fund investing exclusively in common stocks.
 .    Stock risks include: stock market risk, which is the chance that stock prices in general will decline over short or even long periods; and investment style risk, which is the chance that returns from the stock market segments in which the Fund is most heavily weighted (large-capitalization and value stocks) may underperform other asset classes or the overall stock market.
 .    Bond risks include: interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner; and call/prepayment risk, which is the chance that during periods of falling interest rates, a bond issuer will repay a higher-yielding bond before its maturity date, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates.
 .    The Fund is also subject to manager risk, which is the chance that poor security selection by the investment advisers of the underlying funds will cause the Fund to underperform other funds with similar investment objectives.
     For additional information on investment risks, see Primary Investment Strategies.

PERFORMANCE/RISK INFORMATION
The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual returns for one, five, and ten calendar years compare with those of a broad-based securities market index and a composite stock/bond index weighted to match the Fund's target allocation. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                              Annual Total Returns
--------------------------------------------------------------------------------

         1989                    18.80%
         1990                    -3.62%
         1991                    24.18%
         1992                    10.51%
         1993                    10.88%
         1994                    -0.21%
         1995                    28.64%
         1996                    16.11%
         1997                    21.15%
         1998                    12.30%

2

During the period shown in the bar chart, the highest return for a calendar quarter was 12.30% (quarter ended March 31, 1991) and the lowest return for a quarter was -10.71% (quarter ended September 30, 1990).

--------------------------------------------------------------------------------
         Average Annual Total Returns for Years Ended December 31, 1998
--------------------------------------------------------------------------------
                                                1 Year     5 Years     10 Years
--------------------------------------------------------------------------------
Vanguard STAR Fund                              12.38%      15.20%      13.46%
STAR Lipper Composite*                          11.30       12.69       12.33
Wilshire 5000 Index                             23.39       21.78       18.10
Lehman Brothers Aggregate Bond Index             8.69        7.27        9.26
--------------------------------------------------------------------------------
* Weighted 62.5% Lipper General Equity, 25% Lipper Fixed Income, and 12.5% Lipper Money Market.
--------------------------------------------------------------------------------

                                PLAIN TALK ABOUT
                             The Costs of Investing

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.


FEES AND EXPENSES

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended December 31, 1998.

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                             None
Sales Charge (Load) Imposed on Reinvested Dividends:                  None
Redemption Fees:                                                      None
Exchange Fees:                                                        None

Annual Fund Operating Expenses (expenses deducted from the underlying funds' assets)
Indirect Operating Expenses:                                               *

* Although STAR Fund incurs no net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See The Fund and Vanguard. The Fund's indirect expense ratio, based on its investments in the underlying Vanguard funds, was 0.37% as of December 31, 1998.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
           1 Year         3 Years       5 Years        10 Years
--------------------------------------------------------------------------------
             $38           $119           $207           $467
--------------------------------------------------------------------------------

     This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information

Dividends and Capital Gains
Dividends are distributed in June and December; capital gains, if any, are distributed annually in December

Investment Adviser
The Fund does not employ an investment adviser, but rather benefits from the investment advisory services provided to the underlying Vanguard funds in which it invests

Inception Date
March 29, 1985

Net Assets as of December 31, 1998
$8.08 billion

Suitable for IRAs
Yes

Minimum Initial Investment
$1,000

Newspaper Abbreviation
STAR

Vanguard Fund Number
056

Cusip Number
921909107

Ticker Symbol
VGSTX

================================================================================
A Word About Risk

This prospectus describes the risks you would face as an investor in Vanguard STAR Fund. It is important to keep in mind one of the main axioms of investing:
The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard STAR Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock and bond markets.
     Look for this [GRAPHIC APPEARS HERE] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.
================================================================================


Who Should Invest

The Fund may be a suitable investment for you if:
 .    You wish to add a balanced fund to your existing holdings, which could include other stock and bond--as well as money market and
     tax-exempt--investments.
 .    You are seeking growth of your capital over the long term--at least five years--without taking undue risk.
 .    You are seeking moderate current income.


                                PLAIN TALK ABOUT
                            Costs and Market-Timing

Some investors try to profit from market-timing--switching money in to investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

     The Vanguard funds do not permit market-timing. Do not invest in this Fund if you area market-timer.

     The Fund has adopted the following policies, among others, to discourage short-term trading:
 .    The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds-- that it regards as disruptive to the efficient management of the Fund. A purchase request could be rejected because of the timing of the request or because of a history of excessive trading by the investor.
 .    There is a limit on the number of times you can exchange into and out of the Fund (see "Redeeming Shares" in the Investing with Vanguard section).
 .    The Fund reserves the right to stop offering shares at any time.

                                PLAIN TALK ABOUT
                                 Balanced Funds

Balanced funds are generally "middle-of-the-road"investments that seek to provide some combination of growth, income, and conservation of capital by investing in a mix of stocks, bonds, and/or money market instruments. Because the prices of stocks and bonds often move indifferent directions, balanced funds are able to use rewards from one type of investment to help offset the risks from another.

                                PLAIN TALK ABOUT
                             Large-Cap,Mid-Cap,and
                                 Small-Cap Stocks

Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Generally, Vanguard defines large-capitalization (large-cap)funds as those holding stocks of companies whose outstanding shares have a market value exceeding $10 billion. Mid-cap funds hold stocks of companies with a market value between $1 billion and $10 billion. Small-cap funds typically hold stocks of companies with a market value of less than $1 billion.

Primary Investment Strategies

This section explains how the Fund pursues its objective, long-term growth of capital and income. The Fund's Board of Trustees oversees the management of the Fund, and may change the investment strategies in the interest of shareholders. In addition, this section discusses several important risks faced by investors in the Fund.

Market Exposure
Stocks
Through six underlying Vanguard funds, STAR Fund invests 60% to 70% of its assets in common stocks. The Fund's indirect investment in stocks is designed to provide long-term capital growth and some income. The underlying stock funds are described on page 7.

[GRAPHIC APPEARS HERE] The Fund is subject to stock market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

--------------------------------------------------------------------------------
                       U.S. Stock Market Returns (1926-1998)
--------------------------------------------------------------------------------
                       1 Year       5 Years       10 Years      20 Years
--------------------------------------------------------------------------------
Best                    54.2%         24.1%         19.9%         17.7%
Worst                  -43.1         -12.4          -0.8           3.1
Average                 13.1          10.7          11.0          11.0
--------------------------------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1998. You can see, for example, that while the average return on stocks for all of the 5-year periods was 10.7%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 24.1% (from 1994 through 1998). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.
     Because stock and bond prices can move in different directions or in different amounts, the Fund's bond and money market fund holdings may help to dampen--but will not eliminate--the volatility experienced by the Fund as a result of its stock fund holdings.The Fund's balanced portfolio, in the long run, should result in less investment risk--and a lower investment return--than a fund investing exclusively in common stocks.

[GRAPHIC APPEARS HERE] The Fund is subject to investment-style risk, which is the possibility that returns from the stock market segments in which the Fund is most heavily weighted may underperform other asset classes or the overall stock market.

     Through its share ownership of the underlying stock funds, STAR Fund indirectly owns a diversified mixture of common stocks. Although its indirect stock holdings are predominantly large-cap, the Fund has significant exposure to mid-cap stocks and some exposure to small-cap stocks. Mid-cap and small-cap stocks tend to be more volatile than large-cap stocks. The Fund's indirect stock holdings are predominantly value-oriented, although the Fund has significant exposure to growth stocks.

Bonds
Through two underlying Vanguard funds, STAR Fund invests roughly 20% to 30% of its assets in bonds, predominantly intermediate- and long-term bonds. The Fund's indirect investment in bonds is designed to provide a high level of current income with less price volatility than would be expected from the stock portion of its holdings. The underlying bond funds are described on pages 7-8.

[GRAPHIC APPEARS HERE] The Fund is subject to interest rate risk, which is the possibility that bond prices overall will decline over short or even long periods due to rising interest rates. Interest rate risk is modest for shorter-term bonds and higher for longer-term bonds.

     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly due to rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

     To illustrate the relationship between bond prices and interest rates, the following table shows the impact of a 2% change (both up and down) in interest rates on three bonds of different maturities, each with a face value of $1,000.

--------------------------------------------------------------------------------
                 How Interest Rate Changes Affect Bond Prices*
--------------------------------------------------------------------------------
                                 Value of a $1,000 Bond  Value of a $1,000 Bond
                                  After a 2% Increase     After a 2% Decrease
Type of Bond (Maturity)            in Interest Rates       in Interest Rates
--------------------------------------------------------------------------------
Short-Term (2.5 years)                    $956               $1,046
Intermediate-Term (10 years)               870                1,156
Long-Term (20 years)                       816                1,251
--------------------------------------------------------------------------------
*Assuming a 7% yield.
--------------------------------------------------------------------------------

                                PLAIN TALK ABOUT
                            Bonds and Interest Rates

     As a rule, when interest rates rise, bond prices fall.The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

6

                                PLAIN TALK ABOUT
                                 Bond Maturities

A bond is issued with a specific maturity date--the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short-term) to 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take greater risks in hope of higher yields; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.

     These figures are intended only to illustrate interest rate risk; they should not be regarded as an indication of future returns from the bond market as a whole, or STAR Fund in particular. Also, changes in interest rates may not have as dramatic an effect on the Fund as they would on a fund made up entirely of bonds.

[GRAPHIC APPEARS HERE]   The Fund is subject to credit risk, which is the
     possibility that a bond issuer will fail to pay interest and principal in a timely manner.

     Since the underlying Vanguard bond funds invest in high-quality obligations, credit risk is relatively low.

[GRAPHIC APPEARS HERE]   The Fund is also subject to call risk (in the case of
     corporate bonds) and prepayment risk (in the case of mortgage-backed bonds), which is the possibility that during periods of falling interest rates a bond issuer will repay a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income.

Money Market Instruments
Through one underlying Vanguard fund, STAR Fund invests roughly 10% to 20% of its assets in high-quality money market instruments. From this investment, the Fund seeks to provide a high level of current income while maintaining stability of principal for this portion of its holdings.
     The underlying money market fund is subject to a high level of income risk, which is the possibility that dividends will fall if short-term interest rates fall, and a low level of credit risk, which is the chance that an issuer of a money market instrument will fail to pay interest or repay principal in a timely manner. Because the Fund does not invest heavily in the money market fund, however, both income risk and credit risk to STAR Fund will be low.

Security Selection
Vanguard STAR Fund is a "fund of funds," which means that it achieves its objective by investing in a combination of other mutual funds rather than in individual securities.
     Decisions about how to allocate STAR Fund's assets among the underlying funds are made by the Trustees of the Fund based on the Fund's investment objective and policies. Generally, the Fund invests 60% to 70% of its assets in stock funds, 20% to 30% in bond funds, and 10% to 20% in a money market fund. While these allocations may shift from time to time, stocks can be expected to represent at least 60% of the Fund's holdings at any given time.

                                PLAIN TALK ABOUT
                                 "Fund of Funds"

The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. Funds of funds are best suited for long-term investors.

[GRAPHIC APPEARS HERE]   The Fund is subject to manager risk, which is the
     possibility that the investment advisers of the underlying funds may do a poor job of selecting securities.

  The underlying Vanguard funds are run by their investment advisers according to traditional methods of active investment management. This means that securities are bought and sold according to the advisers' judgments about companies and their financial prospects, about issuers of bonds and money market instruments, and about the general level of interest rates.
     The Fund is generally managed without regard to tax ramifications.

Stocks
STAR Fund invests in the following stock funds, in approximately the percentages indicated:
1. Vanguard Windsor II Fund (27%)
2. Vanguard Windsor Fund (16%)
3. Vanguard Explorer Fund (5%)
4. Vanguard Morgan Growth Fund (5%)
5. Vanguard PRIMECAP Fund (5%)
6. Vanguard U.S. Growth Fund (5%)

     Vanguard Windsor Fund and Vanguard Windsor II Fund are value-oriented stock funds, chosen primarily for their potential for long-term capital growth, as well as for their current income-producing capabilities. They work toward these goals by investing in large- and medium-size companies believed by the adviser to be undervalued when purchased. These stocks typically--but not always--have lower-than-average price/earnings ratios and higher- than-average dividend yields.
     Vanguard Morgan Growth Fund, Vanguard PRIMECAP Fund, and Vanguard U.S. Growth Fund are growth funds and Vanguard Explorer Fund is an aggressive growth fund. These funds are held by STAR Fund primarily to provide long-term capital growth. They work in different ways to achieve this goal.
 .    Vanguard Explorer Fund invests in common stocks of small, unseasoned U.S.
     companies with higher risk characteristics but, in the advisers' opinion, above-average prospects for growth.
 .    Vanguard Morgan Growth Fund invests mainly in stocks of U.S. growth companies. The majority of the fund's assets are invested in "established" companies that have above-average growth rates over the long term; the remainder are invested in "emerging" companies that have potential for continued growth, but at slower rates.
 .    Vanguard PRIMECAP Fund invests in stocks of large and medium size U.S.
     companies that have past records of growth and, in the adviser's opinion, above-average prospects for continued growth.
 .    Vanguard U.S. Growth Fund invests in stocks of large, seasoned U.S.
     companies that have past records of growth and, in the adviser's opinion, above-average prospects for continued growth.
     Although there are no present plans to do so, the Fund also is authorized to invest in Vanguard 500 Index Fund, which tracks the performance of the S&P 500 Index.

Bonds
STAR Fund invests in two bond funds, in approximately the percentages indicated:

1. Vanguard GNMA Fund (12.5%)
2. Vanguard Long-Term Corporate Fund (12.5%)

     Both bond funds seek to provide a high and stable level of income. They work toward this goal, however, in different ways:

                                PLAIN TALK ABOUT
                                 Types of Bonds

Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S.Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" bonds such as those issued by the Government National Mortgage Association (GNMA). Each issuer is responsible for paying back the bond's initial value as well as making periodic interest payments.

8

                                PLAIN TALK ABOUT
                                 Credit Quality

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance (in the rating agency's opinion) that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk.

 .    Vanguard GNMA Fund invests at least 80% of its assets in mortgage-backed bonds issued by the Government National Mortgage Association. The bonds offer a U.S. government guarantee of timely principal and interest payments, along with income that usually exceeds that of comparable U.S. Treasury securities. The fund's average weighted maturity depends on homeowner prepayments of the underlying mortgages, but normally falls within an intermediate-term range (5 to 10 years).
 .    Vanguard Long-Term Corporate Fund invests in a diversified group of investment-grade corporate bonds--that is, bonds issued by corporations that are rated at least Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's Corporation. The fund maintains an average weighted maturity of 15 to 25 years.

Money Market Instruments
STAR Fund invests in one money market fund, Vanguard Prime Money Market Fund. Prime Money Market Fund invests in high-quality, short-term money market instruments rated in one of the two highest credit quality categories. STAR Fund invests approximately 12% of its assets in Prime Money Market Fund.
     Note: On June 30, 1998, the shareholders of STAR Fund authorized the Fund to purchase shares of Vanguard Short-Term Corporate Fund, in addition to or in lieu of Prime Money Market Fund, for the Fund's cash reserve investment. Short-Term Corporate Fund invests primarily in high-quality corporate bonds with an average maturity between one and three years. The fund is subject to a lower level of income risk and a higher level of credit risk than Prime Money Market Fund. In addition, Short-Term Corporate Fund is subject to interest rate risk, although this risk is low because the fund holds short-term bonds. Overall, Short-Term Corporate Fund is riskier than Prime Money Market Fund, but it also should provide a slightly higher return.

Other Investment Policies and Risks
The Fund's underlying funds may invest, to a limited extent, in foreign securities.
     The Fund's underlying funds may, from time to time, take temporary defensive measures--such as holding cash reserves without limit--that are inconsistent with the funds' primary investment strategies, in response to adverse market, economic, political, or other conditions. If one or more of the underlying funds takes temporary defensive measures, STAR Fund may not achieve its investment objective.

                                PLAIN TALK ABOUT
                      Vanguard's Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.

                                PLAIN TALK ABOUT
                                  Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. STAR Fund's indirect expense ratio in fiscal year 1998 was 0.37%,or $3.70 per $1,000 of average net assets. The average balanced mutual fund had expenses in 1998 of 1.31%, or $13.10 per $1,000 of average net assets, according to Lipper Inc., which reports on the mutual fund industry.

The Fund and Vanguard
STAR Fund has entered into an agreement with Vanguard under which Vanguard provides all management, administrative, and distribution services to the Fund at cost. The Fund owes Vanguard a sum sufficient to cover Vanguard's out-of-pocket costs. The Fund also bears the expenses of services provided by other parties (such as auditors, legal counsel, and the Fund's custodian), as well as taxes and other direct expenses of the Fund. However, the agreement provides that the Fund's expenses will be offset by reimbursements from Vanguard for (a) contributions made by the Fund to the cost of operating the underlying Vanguard funds in which STAR Fund invests, and (b) certain savings in administrative and marketing costs that Vanguard is expected to derive from the operation of the Fund.
     The Fund's Trustees believe that the reimbursements should be sufficient to offset most, if not all, of the expenses incurred by the Fund. Therefore, the Fund is expected to operate at a very low or zero expense ratio. Since its inception in 1985, the Fund in fact has had no direct net expenses.
     Of course, shareholders of STAR Fund will still bear, indirectly, their proportionate share of the costs of operating the underlying Vanguard funds.
The following chart provides the expense ratio for each of the underlying funds during STAR Fund's 1998 fiscal year, as well as the percentage of STAR Fund's net assets invested in each fund as of December 31, 1998:

--------------------------------------------------------------------------------
                                                                Percentage of
                                                   Expense       STAR Fund's
Underlying Fund                                     Ratio         Net Assets
--------------------------------------------------------------------------------
Windsor II Fund                                     0.41%            27.3%
Windsor Fund                                        0.27             15.4
PRIMECAP Fund                                       0.51              5.1
U.S. Growth Fund                                    0.41              5.1
Morgan Growth Fund                                  0.44              5.2
Explorer Fund                                       0.62              5.3
GNMA Fund                                           0.30             12.3
Long-Term Corporate Fund                            0.30             12.5
Prime Money Market Fund                             0.33             11.8
--------------------------------------------------------------------------------
                                                                    100.0%
--------------------------------------------------------------------------------

     Based on these figures, the indirect expense ratio for STAR Fund's underlying investments on December 31, 1998 was 0.37%. Vanguard expects the Fund's indirect expense ratio in 1999 to remain at or about 0.37%.

10

Investment Adviser
STAR Fund does not employ an investment adviser. Rather decisions about how its assets will be invested in the underlying funds are made by the Fund's Board of Trustees based on the Fund's investment objective and policies. Of course, the Fund benefits from the investment advisory services rendered to the underlying funds. Some of the underlying funds employ one investment advisory firm, while others have as many as four.

     The chart below lists the investment advisory firms employed by each underlying fund:

--------------------------------------------------------------------------------
Underlying Fund                        Investment Adviser
--------------------------------------------------------------------------------
Vanguard Windsor Fund                  Wellington Management Company, LLP

                                       Sanford C. Bernstein & Company
--------------------------------------------------------------------------------
Vanguard Windsor II Fund               Barrow, Hanley, Mewhinney & Strauss, Inc.
                                       Equinox Capital Management, Inc.
                                       Tukman Capital Management, Inc.
                                       Vanguard Core Management Group
--------------------------------------------------------------------------------
Vanguard Morgan Growth Fund            Franklin Portfolio Associates, LLC
                                       Vanguard Core Management Group
                                       Wellington Management Company, LLP
--------------------------------------------------------------------------------
Vanguard U.S. Growth Fund              Lincoln Capital Management Company
--------------------------------------------------------------------------------
Vanguard PRIMECAP Fund                 PRIMECAP Management Company
--------------------------------------------------------------------------------
Vanguard Explorer Fund                 Granahan Investment Management, Inc.
                                       Wellington Management Company, LLP
                                       Chartwell Investment Partners
                                       Vanguard Core Management Group
--------------------------------------------------------------------------------
Vanguard GNMA Fund                     Wellington Management Company, LLP
--------------------------------------------------------------------------------
Vanguard Long-Term Corporate Fund      Wellington Management Company, LLP
--------------------------------------------------------------------------------
Vanguard Prime Money Market Fund       Vanguard Fixed Income Group
--------------------------------------------------------------------------------

The chart below briefly describes each investment advisory firm:


------------------------------------------------------------------------------------------
Firm                                         Background
------------------------------------------------------------------------------------------
Wellington Management Company, LLP           Based in Boston, Massachusetts
                                             Founded in 1928
                                             Manages more than $209 billion in assets
------------------------------------------------------------------------------------------
Sanford C. Bernstein & Company               Based in New York, New York
                                             Founded in 1968
                                             Manages more than $78 billion in assets
------------------------------------------------------------------------------------------
Barrow, Hanley, Mewhinney & Strauss, Inc.    Based in Dallas, Texas
                                             Founded in 1979
                                             Manages more than $36 billion in assets
------------------------------------------------------------------------------------------
Equinox Capital Management, Inc.             Based in New York, New York
                                             Founded in 1989
                                             Manages more than $12 billion in assets
------------------------------------------------------------------------------------------
Tukman Capital Management, Inc.              Based in Larkspur, California
                                             Founded in 1980
                                             Manages more than $7.9 billion in assets
------------------------------------------------------------------------------------------
Franklin Portfolio Associates, LLC           Based in Boston, Massachusetts
                                             Founded in 1982
                                             Manages more than $18 billion in assets
------------------------------------------------------------------------------------------
Lincoln Capital Management Company           Based in Chicago, Illinois
                                             Founded in 1967
                                             Manages more than $62 billion in assets
------------------------------------------------------------------------------------------
PRIMECAP Management Company                  Based in Pasadena, California
                                             Founded in 1983
                                             Manages more than $15 billion in assets
------------------------------------------------------------------------------------------
Granahan Investment Management, Inc.         Based in Waltham, Massachusetts
                                             Founded in 1985
                                             Manages more than $1.3 billion in assets
------------------------------------------------------------------------------------------
Chartwell Investment Partners                Based in Berwyn, Pennsylvania
                                             Founded in 1997
                                             Manages more than $2.7 billion in assets
------------------------------------------------------------------------------------------
Vanguard Core Management Group               Based in Valley Forge, Pennsylvania
                                             Founded in 1974
                                             Manages more than $147 billion in assets
------------------------------------------------------------------------------------------
Vanguard Fixed Income Group                  Based in Valley Forge, Pennsylvania
                                             Founded in 1974
                                             Manages more than $127 billion in assets
------------------------------------------------------------------------------------------

     The Board of Trustees of an underlying fund may, without prior approval from shareholders of the underlying fund or STAR Fund, change the terms of any advisory agreement or hire a new investment adviser, either as a replacement for an adviser or as an additional adviser.

12

Year 2000 Challenge

The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.
     The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing of our internal systems. Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.
     In addition to taking every reasonable step to secure our internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Fund's operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternate solutions if necessary.
     However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on the Fund's business, operations, or financial condition. Additionally, the Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the price of securities the Fund's underlying funds own.

Dividends, Capital Gains, and Taxes
The Fund distributes to shareholders virtually all of its net income (interest and dividends paid by the underlying funds) as well as any capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. Income distributions generally occur in June and December; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental income or capital gains distributions at some other time during the year.
     You can receive distributions of income or capital gains in cash, or you can have them automatically invested in more shares of the Fund. In either case, these distributions are taxable to you. It is important to note that distributions of dividends and capital gains that are declared in December--if paid to you by the end of January--are taxed as if they had been paid to you in December.
     Vanguard will send you a statement each year showing the tax status of all your distributions. If you have chosen to receive dividend and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, we will change the distribution option so that all dividends and other distributions are automatically invested in additional shares. We will not pay interest on uncashed distribution checks.
 .    The dividends and short-term capital gains that you receive are considered ordinary income for tax purposes.
 .    Any distributions of net long-term capital gains by the Fund are taxable to you as long-term capital gains, no mat- ter how long you've owned shares in the Fund.
 .    Although the Fund does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of its ordinary investment activities and the investment activities of the underlying funds. Consequently, distributions may vary considerably from year to year.
 .    If you sell or exchange shares, any gain or loss you have is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
 .    Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.

                                PLAIN TALK ABOUT
                               "Buying a Dividend"

Unless you are investing through a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you receive--even if you reinvest it in more shares. To avoid "buying a dividend, "check a fund's distribution schedule before you invest.

     The tax information in this prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. (Non-U.S. investors may be subject to U.S. withholding and estate tax.) You should consult your tax adviser about the tax consequences of an investment in the Fund.
     Important Note: By law, the Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Share Price
The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments (i.e., shares of the underlying Vanguard funds) and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                              Total Assets   -   Liabilities
       Net Asset Value =  --------------------------------------
                                Number of Shares Outstanding

     Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.
     The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is STAR.

14

Financial Highlights

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

                                PLAIN TALK ABOUT
                           How to Read the Financial
                                Highlights Table

The Fund began fiscal 1998 with a net asset value (price) of $17.38 per share. During the year, the Fund earned $.58 per share from investment income, $.86 per share in capital gains distributions, and $.70 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

     Shareholders received $1.56 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

     The earnings ($2.14 per share) minus the distributions ($1.56 per share) resulted in a share price of $17.96 at the end of the year. This was an increase of $.58 per share (from $17.38 at the beginning of the year to $17.96 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 12.38% for the year.

     As of December 31, 1998, the Fund had $8.08 billion in net assets. For the year, its net investment income amounted to 3.18% of its average net assets; and it sold and replaced securities valued at 16% of its net assets.

                                                                Vanguard STAR Fund
                                                              Year Ended December 31,
                                                --------------------------------------------------
                                                  1998       1997      1996       1995       1994
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year              $17.38     $15.86    $15.03     $12.61     $13.41
--------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                             .58        .60       .58       .590        .53
 Capital Gains Distributions Received              .86       1.06       .63       .435        .26
 Net Realized and Unrealized Gain (Loss)
  on Investments                                   .70       1.65      1.19      2.550       (.82)
                                                --------------------------------------------------
  Total from Investment Operations                2.14       3.31      2.40      3.575       (.03)
                                                --------------------------------------------------
Distributions
 Dividends from Net Investment Income             (.58)      (.59)     (.59)     (.590)      (.52)
 Distributions from Realized Capital Gains        (.98)     (1.20)     (.98)     (.565)      (.25)
                                                --------------------------------------------------
  Total Distributions                            (1.56)     (1.79)    (1.57)    (1.155)      (.77)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $17.96     $17.38    $15.86     $15.03     $12.61
==================================================================================================

Total Return                                    12.38%     21.15%    16.11%     28.64%     -0.21%
==================================================================================================

Ratios/Supplemental Data
 Net Assets, End of Year (Millions)             $8,083     $7,355    $5,863     $4,842     $3,766
 Ratio of Total Expenses to
  Average Net Assets                                0%         0%        0%         0%         0%
 Ratio of Net Investment Income to
  Average Net Assets                             3.18%      3.46%     3.71%      4.12%      4.01%
 Turnover Rate                                     16%        15%       18%        13%         9%
==================================================================================================

     From time to time, the Vanguard funds advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Investing with Vanguard
Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?
     Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.
     The following sections of the prospectus briefly explain the many services we offer. Booklets providing detailed information are available on the services marked with a [GRAPHIC OF BOOKLET APPEARS HERE]. Please call us to request copies.


Services and Account Features

Vanguard offers many services that make it convenient to buy, sell, or exchange shares, or to obtain fund or account information.
--------------------------------------------------------------------------------
Telephone Redemptions (Sales and Exchanges)
Automatically set up for this Fund unless you notify us otherwise.
--------------------------------------------------------------------------------
Vanguard Direct Deposit Service(TM) [GRAPHIC OF BOOKLET APPEARS HERE]
Automatic method for depositing your paycheck or U.S. government payment (including Social Security and government pension checks) into your account.
--------------------------------------------------------------------------------
Vanguard Automatic Exchange Service(TM) [GRAPHIC OF BOOKLET APPEARS HERE] Automatic method for moving a fixed amount of money from one Vanguard fund account to another.
--------------------------------------------------------------------------------
Vanguard Fund Express(R) [GRAPHIC OF BOOKLET APPEARS HERE]
Electronic method for buying or selling shares. You can transfer money between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.
--------------------------------------------------------------------------------
Vanguard Dividend Express(TM) [GRAPHIC OF BOOKLET APPEARS HERE]
Electronic method for transferring dividend and/or capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account.
--------------------------------------------------------------------------------
Vanguard Tele-Account(R) 1-800-662-6273 (ON-BOARD) [GRAPHIC OF BOOKLET APPEARS HERE]
Toll-free 24-hour access to Vanguard fund and account information--as well as some transactions--by using any touch-tone phone. Tele-Account provides total return, share price, price change, and yield quotations for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange fund shares. Access
--------------------------------------------------------------------------------
Vanguard(TM) www.vanguard.com [GRAPHIC OF PC APPEARS HERE]
You can use your personal computer to perform certain transactions for most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send to you, by mail, an account access password that allows you to process the following financial and administrative transactions online:
 .    Open a new account.*
 .    Buy, sell, or exchange shares of most funds.
 .    Change your name/address.
 .    Add/change fund options (including dividend options, Vanguard Fund Express, bank instructions, checkwriting, and Vanguard Automatic Exchange Service).
* Only current Vanguard shareholders can open a new account online, by exchanging shares from other existing Vanguard accounts.
--------------------------------------------------------------------------------
Investor Information Department: 1-800-662-7447 (SHIP) Text Telephone:
1-800-952-3335
Call Vanguard for information on our funds, fund services, and retirement accounts, and to request literature.
--------------------------------------------------------------------------------
Client Services Department: 1-800-662-2739 (CREW) Text Telephone: 1-800-662-2738 Call Vanguard for information on your account, account transactions, and account statements.
--------------------------------------------------------------------------------
Services for Clients of Vanguard's Institutional Division: 1-888-809-8102 Vanguard's Institutional Division offers a variety of specialized services for large institutional investors, including the ability to effect account transactions through private electronic networks and third-party recordkeepers.
--------------------------------------------------------------------------------

16


Types of Accounts

Individuals and institutions can establish a variety of accounts with Vanguard.
--------------------------------------------------------------------------------
For One or More People
Open an account in the name of one (individual) or more (joint tenants) people.
--------------------------------------------------------------------------------
For Holding Personal Trust Assets [GRAPHIC OF BOOKLET APPEARS HERE]
Invest assets held in an existing personal trust.
--------------------------------------------------------------------------------
For Individual Retirement Accounts [GRAPHIC OF BOOKLET APPEARS HERE]
Open a traditional IRA account or a Roth IRA account. Eligibility and other requirements are established by federal law and Vanguard custodial account agreements. For more information, please call 1-800-662-7447 (SHIP).
--------------------------------------------------------------------------------
For an Organization [GRAPHIC OF BOOKLET APPEARS HERE]
Open an account as a corporation, partnership, endowment, foundation, or other entity.
--------------------------------------------------------------------------------
For Third-Party Trustee Retirement Investments
Open an account as a retirement trust or plan based on an existing corporate or institutional plan. These accounts are established by the trustee of the existing plan.
--------------------------------------------------------------------------------
Vanguard Prototype Plans
Open a variety of retirement accounts using Vanguard prototype plans for individuals, sole proprietorships, and small businesses. For more information, please call 1-800-662-2003.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A Note on Investing with Vanguard Through Other Firms
You may purchase or sell Fund shares through a financial intermediary such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees or other policies. Consult your intermediary to determine when your order will be priced.
--------------------------------------------------------------------------------


Buying Shares

You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request. As long as your request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will buy your shares at that day's net asset value.
--------------------------------------------------------------------------------
Minimum Investment to . . .
open a new account
$1,000

add to an existing account
$100 by mail or exchange; $1,000 by wire.
--------------------------------------------------------------------------------
A Note on Low Balances
The Fund reserves the right to close any nonretirement account whose balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee in June if your nonretirement account balance at that time is below $500. The fee is waived if your total Vanguard account assets are $50,000 or more.
--------------------------------------------------------------------------------
By Mail to . . . [GRAPHIC OF ENVELOPE APPEARS HERE] open a new account
Complete and sign the application form and enclose your check.

add to an existing account
Mail your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form.

Make your check payable to: The Vanguard Group-56
All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

First-class mail to:               Express or Registered mail to:
The Vanguard Group                 The Vanguard Group
P.O. Box 2600                      455 Devon Park Drive
Valley Forge, PA 19482-2600        Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:               Express or Registered mail to:
The Vanguard Group                 The Vanguard Group
P.O. Box 2900                      455 Devon Park Drive
Valley Forge, PA 19482-2900        Wayne, PA 19087-1815
--------------------------------------------------------------------------------
IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.
--------------------------------------------------------------------------------
By Telephone to . . . [GRAPHIC OF TELEPHONE APPEARS HERE] open a new account
Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type).

add to an existing account
Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type). Use Vanguard Fund Express (see "Services and Account Features") to transfer assets from your bank account. Call Client Services before your first use to verify that this option is in place.

Vanguard Tele-Account              Client Services
1-800-662-6273                     1-800-662-2739

* You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.
--------------------------------------------------------------------------------
IMPORTANT NOTE: Once you've requested a telephone transaction and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.
--------------------------------------------------------------------------------
By Wire to Open a New Account or Add to an Existing Account
[GRAPHIC OF WIRE APPEARS HERE]
Call Client Services to arrange your wire transaction. Wire transactions are not available for retirement accounts, except for asset transfers and direct rollovers.

Wire to:
FRB ABA 021001088
HSBC Bank USA

For credit to:
Account: 000112046
Vanguard Incoming Wire Account

In favor of:
Vanguard STAR Fund-56
[Account number, or temporary number for a new account]
[Registered account owner/s]
[Registered address]
--------------------------------------------------------------------------------

18

     You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.
--------------------------------------------------------------------------------
A Note on Large Purchases
It is important that you call Vanguard before you invest a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to refuse any purchase that will disrupt the Fund's operation or performance.
--------------------------------------------------------------------------------

Redeeming Shares

This section describes how you can redeem--that is, sell or exchange--the Fund's shares.

When Selling Shares:
 .    Vanguard sends the redemption proceeds to you or a designated third party.*
 .    You can sell all or part of your Fund shares at any time.

* May require a signature guarantee; see footnote on page 20.

When Exchanging Shares:
 .    The redemption proceeds are used to purchase shares of a different Vanguard fund.
 .    You must meet the receiving fund's minimum investment requirements.
 .    Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

In both cases, your transaction will be based on the Fund's next-determined share price, subject to any special rules discussed in this prospectus. For exchanges, the purchase side of the transaction will be based on the receiving fund's next-determined share price, again subject to any special rules discussed in this prospectus.
--------------------------------------------------------------------------------
Note: Once a redemption is requested and a confirmation number given, the transaction cannot be canceled.
--------------------------------------------------------------------------------

HOW TO REQUEST A REDEMPTION
You can request a redemption from your Fund account in any one of three ways: online, by telephone, or by mail.
--------------------------------------------------------------------------------
Online Requests [GRAPHIC OF PC APPEARS HERE]
Access Vanguard at www.vanguard.com
You can use your personal computer to sell or exchange shares of most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send you, by mail, an account access password that will enable you to sell or exchange shares online (as well as perform other transactions).
  Note: The Vanguard funds whose shares you cannot exchange online or by telephone are Vanguard U.S. Stock Index Funds, Vanguard Balanced Index Fund, Vanguard International Stock Index Funds, Vanguard REIT Index Fund, Vanguard Total International Stock Index Fund, and Vanguard Growth and Income Fund. These funds do, however, permit online and telephone exchanges within IRAs and other retirement accounts. If you sell shares of these funds online, you will receive a redemption check at your address of record.
--------------------------------------------------------------------------------
Telephone Requests [GRAPHIC OF TELEPHONE APPEARS HERE]
All Account Types Except Retirement:
Call Vanguard Tele-Account 24 hours a day--or Client Services during business hours--to sell or exchange shares. You can exchange shares from this Fund to open an account in another Vanguard fund or to add to an existing Vanguard fund account with an identical registration.

Retirement Accounts:
You can exchange--but not sell--shares by calling Tele-Account or Client
Services.

Vanguard Tele-Account         Client Services
1-800-662-6273                1-800-662-2739
--------------------------------------------------------------------------------
SPECIAL INFORMATION: We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. While telephone redemption is easy and convenient, this account feature involves a risk of loss from unauthorized or fraudulent transactions. Vanguard will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and immediately reviewing any account statements that we send to you. Make sure to contact Vanguard immediately about any transaction you believe to be unauthorized.
--------------------------------------------------------------------------------
We reserve the right to refuse a telephone redemption if the caller is unable to provide:
* The ten-digit account number.
* The name and address exactly as registered on the account.
* The primary Social Security or employer identification number as registered on the account.
* The Personal Identification Number, if applicable.
  Please note that Vanguard will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to remove the telephone redemption feature from your account, please notify us in writing.
--------------------------------------------------------------------------------
A Note on Unusual Circumstances
Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in this section.
--------------------------------------------------------------------------------
Mail Requests [GRAPHIC OF ENVELOPE APPEARS HERE]
All Account Types Except Retirement:
Send a letter of instruction signed by all registered account holders. Include the fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the fund you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration (including a different name, address, taxpayer identification number, or account type), you must provide Vanguard with written instructions that include the guaranteed signatures of all current owners of the fund from which you wish to redeem.

Vanguard Retirement Accounts:
For information on how to request distributions from:
 . Traditional IRAs and Roth IRAs--call Client Services.
 . SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial accounts, and Profit-Sharing and
  Money Purchase Pension (Keogh) Plans--call Individual Retirement Plans at 1-800-662-2003.

Depending on your account registration type, additional documentation may be required.

First-class mail to:               Express or Registered mail to:
The Vanguard Group                 The Vanguard Group
P.O. Box 1120                      455 Devon Park Drive
Valley Forge, PA 19482-1120        Wayne, PA 19087-1815

20

For clients of Vanguard's Institutional Division ...

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 2900                       455 Devon Park Drive
Valley Forge, PA 19482-2900         Wayne, PA 19087-1815
--------------------------------------------------------------------------------
A Note on Large Redemptions
It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all fund shareholders and so reserve the right to delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt the Fund's operation or performance.
  If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than in cash.
--------------------------------------------------------------------------------

OPTIONS FOR REDEMPTION PROCEEDS
You may receive your redemption proceeds in one of two ways: check, or exchange to another Vanguard fund.
--------------------------------------------------------------------------------
Check Redemptions
Normally, Vanguard will mail your check within two business days of a redemption.
--------------------------------------------------------------------------------
Exchange Redemptions
As described above, an exchange involves using the proceeds of your redemption to purchase shares of another Vanguard fund.
--------------------------------------------------------------------------------

FOR OUR MUTUAL PROTECTION
For your best interests and ours, Vanguard applies these additional requirements to redemptions:

Request in "Good Order"
All redemption requests must be received by Vanguard in "good order." This means that your request must include:
* The Fund name and account number.
* The amount of the transaction (in dollars or shares).
* Signatures of all owners exactly as registered on the account (for mail requests).
* Signature guarantees (if required).*
* Any supporting legal documentation that may be required.
* Any outstanding certificates representing shares to be redeemed.

* For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. A signature guarantee can be obtained from most banks, credit unions, and licensed brokers.

Transactions are processed at the next-determined share price after Vanguard has received all required information.
--------------------------------------------------------------------------------
Limits on Account Activity
Because excessive account transactions can disrupt management of the Fund and increase the Fund's costs for all shareholders, Vanguard limits account activity as follows:
 . You may make no more than two substantive "round trips" through the Fund during any 12-month period.
 . Your round trips through the Fund must be at least 30 days apart.
 . The Fund may refuse a share purchase at any time, for any reason.
 . Vanguard may revoke an investor's telephone exchange privilege at any time, for any reason.

A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. Also, "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Return Your Share Certificates
Any portion of your account represented by share certificates cannot be redeemed until you return the certificates to Vanguard. Certificates must be returned (unsigned), along with a letter requesting the sale or exchange you wish to process, via certified mail to:

The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815
--------------------------------------------------------------------------------
All Trades Final
Vanguard will not cancel any transaction request (including any purchase or redemption) that we believe to be authentic once the request has been received and a confirmation number assigned.
--------------------------------------------------------------------------------

Transferring Registration

You can transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to Vanguard.

First-class mail to:               Express or Registered mail to:
The Vanguard Group                 The Vanguard Group
P.O. Box 1110                      455 Devon Park Drive
Valley Forge, PA 19482-1110        Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:               Express or Registered mail to:
The Vanguard Group                 The Vanguard Group
P.O. Box 2900                      455 Devon Park Drive
Valley Forge, PA 19482-2900        Wayne, PA 19087-1815
--------------------------------------------------------------------------------

Fund and Account Updates

STATEMENTS AND REPORTS
We will send you account and tax statements to help you keep track of your Fund account throughout the year as well as when you are preparing your income tax returns.
  In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the advisers, and the Fund's financial statements which include a listing of the Fund's holdings.
  To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, we send just one Fund report to that address--instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department at 1-800-662-2739.
--------------------------------------------------------------------------------
Confirmation Statement [GRAPHIC OF BOOKLET APPEARS HERE]
Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction.
--------------------------------------------------------------------------------
Portfolio Summary
Mailed quarterly for most accounts; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.
--------------------------------------------------------------------------------

22

--------------------------------------------------------------------------------
Fund Financial Reports
Mailed in February and August for this Fund.
--------------------------------------------------------------------------------
Tax Statements
Generally mailed in January; report previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.
--------------------------------------------------------------------------------
Average Cost Review Statement [GRAPHIC OF BOOKLET APPEARS HERE]
Issued quarterly for most taxable accounts (accompanies your Portfolio Summary); shows the average cost of shares that you redeemed during the calendar year, using the average cost single category method.
--------------------------------------------------------------------------------

(This page intentionally left blank.)

(This page intentionally left blank.)

Glossary of Investment Terms

Balanced Fund
A mutual fund that seeks to provide some combination of income, capital growth, and conservation of capital by investing in stocks, bonds, and/or money market instruments.

Bond
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

Capital Gains Distribution
Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

Cash Reserves
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Credit Quality
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

Dividend Income
Payment to shareholders of income from interest or dividends generated by a fund's investments.

Duration
A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by about 2% when interest rates rose one percentage point. On the other hand, the bond's price would rise by about 2% when interest rates fell by one percentage point.

Expense Ratio
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

Fixed-Income Securities
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

Fund Diversification
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

Investment Adviser
An organization that makes the day-to-day decisions regarding a fund's investments.

Investment Grade
Bonds whose credit quality is considered to be among the highest by independent bond-rating agencies.

Maturity
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

Net Asset Value (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

Principal
The amount of your own money you put into an investment.

Total Return
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

Volatility
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

Yield
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[LOGO OF THE VANGUARD GROUP APPEARS HERE]

Post Office Box 2600
Valley Forge, PA 19482-2600

For More Information
If you'd like more information about Vanguard STAR Fund, the following documents are available free upon request:

Annual/Semiannual Report to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

The Vanguard Group
Investor Information
Department
P.O. Box 2600
Valley Forge, PA 19482-2600

Telephone:
1-800-662-7447 (SHIP)

Text Telephone:
1-800-952-3335

World Wide Web:
www.vanguard.com

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department Telephone:
1-800-662-2739 (CREW)

Text Telephone:
1-800-662-2738

Information provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Fund are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009.

Fund's Investment Company Act
file number: 811-3919

(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

P056N-09/14/1999

Vanguard STAR Fund
Participant Prospectus

September 14, 1999
A Balanced Mutual Fund

     Contents

 1 Fund Profile

 3 Additional Information

 3 A Word About Risk

 3 Who Should Invest

 4 Primary Investment Strategies

 9 The Fund and Vanguard

10 Investment Adviser Contents

12 Year 2000 Challenge

12 Dividends, Capital Gains, and Taxes

12 Share Price

13 Financial Highlights

14 Investing with Vanguard

14 Accessing Fund Information by Computer

Glossary (inside back cover)


--------------------------------------------------------------------------------
Why Reading This Prospectus Is Important

This prospectus explains the objective, risks, and strategies of Vanguard STAR Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk (R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Important Note

This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
--------------------------------------------------------------------------------

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Profile

The following profile summarizes key features of Vanguard STAR Fund.

INVESTMENT OBJECTIVE
The Fund is a balanced fund that seeks to provide long-term capital growth and some income.

INVESTMENT STRATEGIES
As a "fund of funds," STAR Fund invests in a diversified group of nine other Vanguard mutual funds, rather than in individual securities. The Fund follows a balanced investment approach by placing 60% to 70% of its assets in six stock funds; 20% to 30% of its assets in two bond funds; and 10% to 20% of its assets in one money market fund.

PRIMARY RISKS

The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because stock and bond prices can move in different directions or in different amounts, the Fund's bond and money market holdings may counteract some of the volatility experienced by the Fund's stock holdings. The Fund's balanced portfolio, in the long run, should result in less investment risk--but a lower investment return--than that of a fund investing exclusively in common stocks.
 .    Stock risks include: stock market risk, which is the chance that stock prices in general will decline over short or even long periods; and investment style risk, which is the chance that returns from the stock market segments in which the Fund is most heavily weighted (large-capitalization and value stocks) may underperform other asset classes or the overall stock market.
 .    Bond risks include: interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner; and call/prepayment risk, which is the chance that during periods of falling interest rates, a bond issuer will repay a higher-yielding bond before its maturity date, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates.
 .    The Fund is also subject to manager risk, which is the chance that poor security selection by the investment advisers of the underlying funds will cause the Fund to underperform other funds with similar investment objectives.
     For additional information on investment risks, see Primary Investment Strategies.

PERFORMANCE/RISK INFORMATION
The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual returns for one, five, and ten calendar years compare with those of a broad-based securities market index and a composite stock/bond index weighted to match the Fund's target allocation. Keep in mind that the Fund's past perfor-mance does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                              Annual Total Returns
--------------------------------------------------------------------------------

                        [NEWSET BAR CHART APPEARS HERE]

--------------------------------------------------------------------------------

2

     During the period shown in the bar chart, the highest return for a calendar quarter was 12.30% (quarter ended March 31, 1991) and the lowest return for a quarter was -10.71% (quarter ended September 30, 1990).

--------------------------------------------------------------------------------
         Average Annual Total Returns for Years Ended December 31, 1998
--------------------------------------------------------------------------------
                                         1 Year     5 Years     10 Years
--------------------------------------------------------------------------------
Vanguard STAR Fund                       12.38%     15.20%       13.46%
STAR Lipper Composite*                   11.30      12.69        12.33
Wilshire 5000 Index                      23.39      21.78        18.10
Lehman Brothers Aggregate Bond Index      8.69       7.27         9.26
--------------------------------------------------------------------------------
*Weighted 62.5% Lipper General Equity, 25% Lipper Fixed Income, and 12.5% Lipper Money Market.
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended December 31, 1998.

Shareholder Fees (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases:                                 None
Sales Charge (Load) Imposed on Reinvested Dividends:                      None
Redemption Fees:                                                          None
Exchange Fees:                                                            None

Annual Fund Operating Expenses (expenses deducted from the underlying funds' assets)

Indirect Operating Expenses:                                                 *

*Although STAR Fund incurs no net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See The Fund and Vanguard. The Fund's indirect expense ratio, based on its investments in the underlying Vanguard funds, was 0.37% as of December 31, 1998.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
           1 Year         3 Years         5 Years         10 Years
--------------------------------------------------------------------------------
            $38            $119             $207            $467
--------------------------------------------------------------------------------

     This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

                                PLAIN TALK ABOUT
                             The Costs of Investing

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

Additional Information

Dividends and Capital Gains
Dividends are distributed in June and December; capital gains, if any, are distributed annually in December

Investment Adviser
The Fund does not employ an investment adviser, but rather benefits from the investment advisory services provided to the underlying Vanguard funds in which it invests

Inception Date
March 29, 1985

Net Assets as of December 31, 1998
$8.08 billion

Newspaper Abbreviation
STAR

Vanguard Fund Number
056

Cusip Number
921909107

Ticker Symbol
VGSTX

================================================================================

A Word About Risk

This prospectus describes the risks you would face as an investor in Vanguard STAR Fund. It is important to keep in mind one of the main axioms of investing:
The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard STAR Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock and bond markets.
     Look for this [GRAHIC OF FLAG APPEARS HERE] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.

================================================================================

Who Should Invest

The Fund may be a suitable investment for you if:
 .    You wish to add a balanced fund to your existing holdings, which could include other stock and bond--as well as money market and
     tax-exempt--investments.
 .    You are seeking growth of your capital over the long term--at least five years--without taking undue risk.
 .    You are seeking moderate current income.


                                PLAIN TALK ABOUT

                            Costs and Market-Timing

Some investors try to profit from market-timing--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

     The Vanguard funds do not permit market-timing. Do not invest in this Fund if you are a market-timer.

4

The Fund has adopted the following policies, among others, to discourage short-term trading:
 .    The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds-that it regards as disruptive to the efficient management of the Fund. A purchase request could be rejected be-cause of the timing of the request or because of a history of excessive trading by the investor.
 .    There is a limit on the number of times you can exchange into and out of the Fund (see "Exchanges" in the Investing with Vanguard section).
 .    The Fund reserves the right to stop offering shares at any time.

Primary Investment Strategies

This section explains how the Fund pursues its objective, long-term growth of capital and income. The Fund's Board of Trustees oversees the management of the Fund, and may change the investment strategies in the interest of shareholders. In addition, this section discusses several important risks faced by investors in the Fund.

Market Exposure

Stocks
Through six underlying Vanguard funds, STAR Fund invests 60% to 70% of its assets in common stocks. The Fund's indirect investment in stocks is designed to provide long-term capital growth and some income. The underlying stock funds are described on page 7.

[LOGO OF       The Fund is subject to stock market risk, which is the
 FLAG APPEARS  possibility that stock prices overall will decline over short or
 HERE]         even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

--------------------------------------------------------------------------------
                     U.S. Stock Market Returns (1926-1998)
--------------------------------------------------------------------------------
                            1 Year      5 Years      10 Years      20 Years
Best                         54.2%       24.1%         19.9%         17.7%
Worst                       -43.1       -12.4          -0.8           3.1
Average                      13.1        10.7          11.0          11.0
--------------------------------------------------------------------------------

                                PLAIN TALK ABOUT
                                 Balanced Funds

Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of growth, income, and conservation of capital by investing in a mix of stocks, bonds, and/or money market instruments. Because the prices of stocks and bonds often move in different directions, balanced funds are able to use rewards from one type of investment to help offset the risks from another.

                                PLAIN TALK ABOUT
                    Large-Cap, Mid-Cap, and Small-Cap Stocks

Stocks of publicly traded companies-and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Generally, Vanguard defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a market value exceeding $10 billion. Mid-cap funds hold stocks of companies with a market value between $1 billion and $10 billion. Small-cap funds typically hold stocks of companies with a market value of less than $1 billion.

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1998. You can see, for example, that while the average return on stocks for all of the 5-year periods was 10.7%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 24.1% (from 1994 through 1998). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.
     Because stock and bond prices can move in different directions or in different amounts, the Fund's bond and mon-ey market fund holdings may help to dampen--but will not eliminate--the volatility experienced by the Fund as a result of its stock fund holdings.The Fund's balanced portfolio, in the long run, should result in less investment risk-and a lower investment return--than a fund investing exclusively in common stocks.

[LOGO OF       The Fund is subject to investment-style risk, which is the
FLAG APPEARS   possibility that returns from the stock market segments in which
HERE]          the Fund is most heavily weighted may underperform other asset classes or the overall stock market.

     Through its share ownership of the underlying stock funds, STAR Fund indirectly owns a diversified mixture of common stocks. Although its indirect stock holdings are predominantly large-cap, the Fund has significant exposure to mid-cap stocks and some exposure to small-cap stocks. Mid-cap and small-cap stocks tend to be more volatile than large-cap stocks. The Fund's indirect stock holdings are predominantly value-oriented, although the Fund has significant exposure to growth stocks.

Bonds
Through two underlying Vanguard funds, STAR Fund invests roughly 20% to 30% of its assets in bonds, predominantly intermediate- and long-term bonds. The Fund's indirect investment in bonds is designed to provide a high level of current income with less price volatility than would be expected from the stock portion of its holdings. The underlying bond funds are described on pages 7-8.

[LOGO OF       The Fund is subject to interest rate risk, which is the
FLAG APPEARS   possibility that bond prices overall will decline over short or
HERE]          even long periods due to rising interest rates. Interest rate risk is modest for shorter-term bonds and higher for longer-term bonds.

     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly due to rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

     To illustrate the relationship between bond prices and interest rates, the following table shows the impact of a 2% change (both up and down) in interest rates on three bonds of different maturities, each with a face value of $1,000.

--------------------------------------------------------------------------------
                 How Interest Rate Changes Affect Bond Prices*
--------------------------------------------------------------------------------
                            Value of a $1,000 Bond        Value of a $1,000 Bond
                             After a 2% Increase            After a 2% Decrease
Type of Bond (Maturity)       in Interest Rates              in Interest Rates
--------------------------------------------------------------------------------
Short-Term (2.5 years)              $956                           $1,046
Intermediate-Term (10 years)         870                            1,156
Long-Term (20 years)                 816                            1,251
--------------------------------------------------------------------------------
*Assuming a 7% yield.
--------------------------------------------------------------------------------

                                PLAIN TALK ABOUT
                            Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

6

                                PLAIN TALK ABOUT
                                Bond Maturities

A bond is issued with a specific maturity date--the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short-term) to 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take greater risks in hope of higher yields; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.


     These figures are intended only to illustrate interest rate risk; they should not be regarded as an indication of future returns from the bond market as a whole, or STAR Fund in particular. Also, changes in interest rates may not have as dramatic an effect on the Fund as they would on a fund made up entirely of bonds.

[LOGO OF       The Fund is subject to credit risk, which is the possibility that
 FLAG APPEARS  a bond issuer will fail to pay interest and principal in a timely
 HERE]         manner.

Since the underlying Vanguard bond funds invest in high-quality obligations, credit risk is relatively low.

[LOGO OF       The Fund is also subject to call risk (in the case of corporate
 FLAG APPEARS  bonds) and prepayment risk (in the case of mortgage-backed
 HERE]         bonds), which is the possibility that during periods of falling interest rates a bond issuer will repay a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income.

Money Market Instruments

Through one underlying Vanguard fund, STAR Fund invests roughly 10% to 20% of its assets in high-quality money market instruments. From this investment, the Fund seeks to provide a high level of current income while maintaining stability of principal for this portion of its holdings.
     The underlying money market fund is subject to a high level of income risk, which is the possibility that dividends will fall if short-term interest rates fall, and a low level of credit risk, which is the chance that an issuer of a money market instrument will fail to pay interest or repay principal in a timely manner. Because the Fund does not invest heavily in the money market fund, however, both income risk and credit risk to STAR Fund will be low.

Security Selection
Vanguard STAR Fund is a "fund of funds," which means that it achieves its objective by investing in a combination of other mutual funds rather than in individual securities.
     Decisions about how to allocate STAR Fund's assets among the underlying funds are made by the Trustees of the Fund based on the Fund's investment objective and policies. Generally, the Fund invests 60% to 70% of its assets in stock funds, 20% to 30% in bond funds, and 10% to 20% in a money market fund. While these allocations may shift from time to time, stocks can be expected to represent at least 60% of the Fund's holdings at any given time.

                                PLAIN TALK ABOUT
                                "Fund of Funds"

The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. Funds of funds are best suited for long-term investors.

[LOGO OF       The Fund is subject to manager risk, which is the possibility
 FLAG APPEARS  that the investment advisers of the underlying funds may do a
 HERE]         poor job of selecting securities.

     The underlying Vanguard funds are run by their investment advisers according to traditional methods of active investment management. This means that securities are bought and sold according to the advisers' judgments about companies and their financial prospects, about issuers of bonds and money market instruments, and about the general level of interest rates.
     The Fund is generally managed without regard to tax ramifications.

Stocks
STAR Fund invests in the following stock funds, in approximately the percentages indicated:

1. Vanguard Windsor II Fund (27%)
2. Vanguard Windsor Fund (16%)
3. Vanguard Explorer Fund (5%)
4. Vanguard Morgan Growth Fund (5%)
5. Vanguard PRIMECAP Fund (5%)
6. Vanguard U.S. Growth Fund (5%)

     Vanguard Windsor Fund and Vanguard Windsor II Fund are value-oriented funds, chosen primarily for their potential for long-term capital growth, as well as for their current income-producing capabilities. They work toward these goals by investing in large- and medium-size companies believed by the adviser to be undervalued when purchased. These stocks typically--but not always--have lower-than-average price/earnings ratios and higher-than-average dividend yields.
     Vanguard Morgan Growth Fund, Vanguard PRIMECAP Fund, and Vanguard U.S. Growth Fund are growth funds and Vanguard Explorer Fund is an aggressive growth fund. These funds are held by STAR Fund primarily to provide long-term capital growth. They work in different ways to achieve this goal.
 .    Vanguard Explorer Fund invests in common stocks of small, unseasoned U.S.
     companies with higher risk characteristics but, in the advisers' opinion, above-average prospects for growth.
 .    Vanguard Morgan Growth Fund invests mainly in stocks of U.S. growth companies. The majority of the fund's assets are invested in "established" companies that have above-average growth rates over the long term; the remainder are invested in "emerging" companies that have potential for continued growth, but at slower rates.
 .    Vanguard PRIMECAP Fund invests in stocks of large and medium size U.S.
     companies that have past records of growth and, in the adviser's opinion, above-average prospects for continued growth.
 .    Vanguard U.S. Growth Fund invests in stocks of large, seasoned U.S.
     companies that have past records of growth and, in the adviser's opinion, above-average prospects for continued growth.

     Although there are no present plans to do so, the Fund also is authorized to invest in Vanguard 500 Index Fund, which tracks the performance of the S&P 500 Index.

Bonds
STAR Fund invests in two bond funds, in approximately the percentages indicated:

1. Vanguard GNMA Fund (12.5%)
2. Vanguard Long-Term Corporate Fund (12.5%)

     Both bond funds seek to provide a high and stable level of income. They work toward this goal, however, in different ways:


                                PLAIN TALK ABOUT
                                 Types of Bonds

Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" bonds such as those issued by the Government National Mortgage Association
(GNMA). Each issuer is responsible for paying back the bond's initial value as well as making periodic interest payments.

8

                                PLAIN TALK ABOUT
                                 Credit Quality

     A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance (in the rating agency's opinion) that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk.

 .    Vanguard GNMA Fund invests at least 80% of its assets in mortgage-backed bonds issued by the Government National Mortgage Association. The bonds offer a U.S. government guarantee of timely principal and interest payments, along with income that usually exceeds that of comparable U.S. Treasury securities. The fund's average weighted maturity depends on homeowner prepayments of the underlying mortgages, but normally falls within an intermediate-term range (5 to 10 years).

 .    Vanguard Long-Term Corporate Fund invests in a diversified group of investment-grade corporate bonds--that is, bonds issued by corporations that are rated at least Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's Corporation. The fund maintains an average weighted maturity of 15 to 25 years.

Money Market Instruments
STAR Fund invests in one money market fund, Vanguard Prime Money Market Fund. Prime Money Market Fund invests in high-quality, short-term money market instruments rated in one of the two highest credit quality categories. STAR
Fund invests approximately 12% of its assets in Prime Money Market Fund.
     Note: On June 30, 1998, the shareholders of STAR Fund authorized the Fund to purchase shares of Vanguard Short-Term Corporate Fund, in addition to or in lieu of Prime Money Market Fund, for the Fund's cash reserve investment. Short-Term Corporate Fund invests primarily in high-quality corporate bonds with an average maturity between one and three years. The fund is subject to a lower level of income risk and a higher level of credit risk than Prime Money Market Fund. In addition, Short-Term Corporate Fund is subject to interest rate risk, although this risk is low because the fund holds short-term bonds. Overall, Short-Term Corporate Fund is riskier than Prime Money Market Fund, but it also should provide a slightly higher return.

Other Investment Policies and Risks
The Fund's underlying funds may invest, to a limited extent, in foreign securities.
     The Fund's underlying funds may, from time to time, take temporary defensive measures--such as holding cash reserves without limit--that are inconsistent with the funds' primary investment strategies, in response to adverse market, economic, political, or other conditions. If one or more of the underlying funds takes temporary defensive measures, STAR Fund may not achieve its investment objective.


                                PLAIN TALK ABOUT
                     Vanguard's Unique Corporate Structure

     The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit man-agement companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.

9


                                PLAIN TALK ABOUT
                                 Fund Expenses

     All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. STAR Fund's indirect expense ratio in fiscal year 1998 was 0.37%, or $3.70 per $1,000 of average net assets. The average balanced mutual fund had expenses in 1998 of 1.31%, or $13.10 per $1,000 of average net assets, according to Lipper Inc., which reports on the mutual fund industry.

The Fund and Vanguard

STAR Fund has entered into an agreement with Vanguard under which Vanguard provides all management, administrative, and distribution services to the Fund at cost. The Fund owes Vanguard a sum sufficient to cover Vanguard's out-of-pocket costs. The Fund also bears the expenses of services provided by other parties (such as auditors, legal counsel, and the Fund's custodian), as well as taxes and other direct expenses of the Fund. However, the agreement provides that the Fund's expenses will be offset by reimbursements from Vanguard for (a) contributions made by the Fund to the cost of operating the underlying Vanguard funds in which STAR Fund invests, and (b) certain savings in administrative and marketing costs that Vanguard is expected to derive from the operation of the Fund.

     The Fund's Trustees believe that the reimbursements should be sufficient to offset most, if not all, of the expenses incurred by the Fund. Therefore, the Fund is expected to operate at a very low or zero expense ratio. Since its inception in 1985, the Fund in fact has had no direct net expenses.
     Of course, shareholders of STAR Fund will still bear, indirectly, their proportionate share of the costs of operating the underlying Vanguard funds.
The following chart provides the expense ratio for each of the underlying funds during STAR Fund's 1998 fiscal year, as well as the percentage of STAR Fund's net assets invested in each fund as of December 31, 1998:

--------------------------------------------------------------------------------
                                                        Percentage of
                                         Expense         STAR Fund's
Underlying Fund                           Ratio          Net Assets
--------------------------------------------------------------------------------
Windsor II Fund                           0.41%             27.3%
Windsor Fund                              0.27              15.4
PRIMECAP Fund                             0.51               5.1
U.S. Growth Fund                          0.41               5.1
Morgan Growth Fund                        0.44               5.2
Explorer Fund                             0.62               5.3
GNMA Fund                                 0.30              12.3
Long-Term Corporate Fund                  0.30              12.5
Prime Money Market Fund                   0.33              11.8
--------------------------------------------------------------------------------
                                                           100.0%
--------------------------------------------------------------------------------

     Based on these figures, the indirect expense ratio for STAR Fund's underlying investments on December 31, 1998 was 0.37%. Vanguard expects the Fund's indirect expense ratio in 1999 to remain at or about 0.37%.

10

Investment Adviser

STAR Fund does not employ an investment adviser. Rather decisions about how its assets will be invested in the underlying funds are made by the Fund's Board of Trustees based on the Fund's investment objective and policies. Of course, the Fund benefits from the investment advisory services rendered to the underlying funds. Some of the underlying funds employ one investment advisory firm, while others have as many as four.
     The chart below lists the investment advisory firms employed by each underlying fund:

--------------------------------------------------------------------------------
Underlying Fund                     Investment Adviser
--------------------------------------------------------------------------------
Vanguard Windsor Fund               Wellington Management Company, LLP

                                    Sanford C. Bernstein & Company
--------------------------------------------------------------------------------
Vanguard Windsor II Fund            Barrow, Hanley, Mewhinney & Strauss, Inc.
                                    Equinox Capital Management, Inc.
                                    Tukman Capital Management, Inc.
                                    Vanguard Core Management Group
--------------------------------------------------------------------------------
Vanguard Morgan Growth Fund         Franklin Portfolio Associates, LLC
                                    Vanguard Core Management Group
                                    Wellington Management Company, LLP
--------------------------------------------------------------------------------
Vanguard U.S. Growth Fund           Lincoln Capital Management Company
--------------------------------------------------------------------------------
Vanguard PRIMECAP Fund              PRIMECAP Management Company
--------------------------------------------------------------------------------
Vanguard Explorer Fund              Granahan Investment Management, Inc.
                                    Wellington Management Company, LLP
                                    Chartwell Investment Partners
                                    Vanguard Core Management Group
--------------------------------------------------------------------------------
Vanguard GNMA Fund                  Wellington Management Company, LLP
--------------------------------------------------------------------------------
Vanguard Long-Term Corporate Fund   Wellington Management Company, LLP
--------------------------------------------------------------------------------
Vanguard Prime Money Market Fund    Vanguard Fixed Income Group
--------------------------------------------------------------------------------

The chart below briefly describes each investment advisory firm:

--------------------------------------------------------------------------------
Firm                                  Background
--------------------------------------------------------------------------------
Wellington Management Company, LLP    Based in Boston, Massachusetts
                                      Founded in 1928
                                      Manages more than $209 billion in assets
--------------------------------------------------------------------------------
Sanford C. Bernstein & Company        Based in New York, New York
                                      Founded in 1968
                                      Manages more than $78 billion in assets
--------------------------------------------------------------------------------
Barrow, Hanley, Mewhinney             Based in Dallas, Texas
& Strauss, Inc.                       Founded in 1979
                                      Manages more than $36 billion in assets
--------------------------------------------------------------------------------
Equinox Capital Management, Inc.      Based in New York, New York
                                      Founded in 1989
                                      Manages more than $12 billion in assets
--------------------------------------------------------------------------------
Tukman Capital Management, Inc.       Based in Larkspur, California
                                      Founded in 1980
                                      Manages more than $7.9 billion in assets
--------------------------------------------------------------------------------
Franklin Portfolio Associates, LLC    Based in Boston, Massachusetts
                                      Founded in 1982
                                      Manages more than $18 billion in assets
--------------------------------------------------------------------------------
Lincoln Capital Management Company    Based in Chicago, Illinois
                                      Founded in 1967
                                      Manages more than $62 billion in assets
--------------------------------------------------------------------------------
PRIMECAP Management Company           Based in Pasadena, California
                                      Founded in 1983
                                      Manages more than $15 billion in assets
--------------------------------------------------------------------------------
Granahan Investment Management, Inc.  Based in Waltham, Massachusetts
                                      Founded in 1985
                                      Manages more than $1.3 billion in assets
--------------------------------------------------------------------------------
Chartwell Investment Partners         Based in Berwyn, Pennsylvania
                                      Founded in 1997
                                      Manages more than $2.7 billion in assets
--------------------------------------------------------------------------------
Vanguard Core Management Group        Based in Valley Forge, Pennsylvania
                                      Founded in 1974
                                      Manages more than $147 billion in assets
--------------------------------------------------------------------------------
Vanguard Fixed Income Group           Based in Valley Forge, Pennsylvania
                                      Founded in 1974
                                      Manages more than $127 billion in assets
--------------------------------------------------------------------------------

     The Board of Trustees of an underlying fund may, without prior approval from shareholders of the underlying fund or STAR Fund, change the terms of any advisory agreement or hire a new investment adviser, either as a replacement for an adviser or as an additional adviser.

12

Year 2000 Challenge

The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.
     The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing of our internal systems. Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.
     In addition to taking every reasonable step to secure our internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Fund's operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternate solutions if necessary.
     However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on the Fund's business, operations, or financial condition. Additionally, the Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the price of securities the Fund's underlying funds own.


Dividends, Capital Gains, and Taxes

The Fund distributes to shareholders virtually all of its net income (interest and dividends paid by the underlying funds) as well as any capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. Income distributions generally occur in June and December; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental income or capital gains distributions at some other time during the year.
     Dividend and capital gains distributions of Fund shares that are held as an investment option in an employer-sponsored retirement or savings plan will be reinvested in additional Fund shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Description, or your own tax adviser about the tax consequences of an investment in the Fund and of any plan withdrawals.


Share Price

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments (i.e., shares of the underlying Vanguard funds) and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                                 Total Assets - Liabilities
          Net Asset Value =  ----------------------------------
                                Number of Shares Outstanding

     Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.
     The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is STAR.

Financial Highlights

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.


--------------------------------------------------------------------------------
                                                            Vanguard STAR Fund
                                                          Year Ended December 31,
                                               ---------------------------------------------
                                                 1998     1997     1996      1995     1994
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year             $17.38   $15.86   $15.03    $12.61   $13.41
--------------------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                           .58      .60      .58      .590      .53
  Capital Gains Distributions Received            .86     1.06      .63      .435      .26
  Net Realized and Unrealized Gain (Loss)
    on Investments                                .70     1.65     1.19     2.550     (.82)
                                               ---------------------------------------------
    Total from Investment Operations             2.14     3.31     2.40     3.575     (.03)
                                               ---------------------------------------------
Distributions
  Dividends from Net Investment Income           (.58)    (.59)    (.59)    (.590)    (.52)
  Distributions from Realized Capital Gains      (.98)   (1.20)    (.98)    (.565)    (.25)
                                               ---------------------------------------------
    Total Distributions                         (1.56)   (1.79)   (1.57)   (1.155)    (.77)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $17.96  $17.38   $15.86    $15.03   $12.61
=============================================================================================

Total Return                                     12.38%  21.15%   16.11%    28.64%   -0.21%
=============================================================================================

Ratios/Supplemental Data
  Net Assets, End of Year (Millions)             $8,083  $7,355   $5,863    $4,842   $3,766
  Ratio of Total Expenses to
    Average Net Assets                               0%      0%       0%        0%       0%
  Ratio of Net Investment Income to
    Average Net Assets                            3.18%   3.46%    3.71%     4.12%    4.01%
  Turnover Rate                                     16%     15%      18%       13%       9%
=============================================================================================

From time to time, the Vanguard funds advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.


                                PLAIN TALK ABOUT
                   How to Read the Financial Highlights Table

The Fund began fiscal 1998 with a net asset value (price) of $17.38 per share. During the year, the Fund earned $.58 per share from investment income, $.86 per share in capital gains distributions, and $.70 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.
     Shareholders received $1.56 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.
     The earnings ($2.14 per share) minus the distributions ($1.56 per share) resulted in a share price of $17.96 at the end of the year. This was an increase of $.58 per share (from $17.38 at the beginning of the year to $17.96 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 12.38% for the year.
     As of December 31, 1998, the Fund had $8.08 billion in net assets. For the year, its net investment income amounted to 3.18% of its average net assets;
and it sold and replaced securities valued at 16% of its net assets.



"Standard & Poor's (R) ," "S&P (R) ," "S&P 500 (R) ," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

14

Investing with Vanguard

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

 .    If you have any questions about the Fund or Vanguard, including the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.
 .    If you have questions about your account, contact your plan administrator or the organization that provides record-keeping services for your plan.

Investment Options and Allocations
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

Transactions
Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
     In all cases, your transaction will be based on the Fund's next-determined net asset value after Vanguard receives your request (or, in the case of new contributions, the next-determined net asset value after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will receive that day's net asset value.

Exchanges
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard limits participant exchange activity to no more than four substantive "round trips" through the Fund (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
Before making an exchange to or from another fund available in your plan, consider the following:
 .    Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
 .    Make sure to read that fund's prospectus. Contact Participant Services, toll-free, at 1-800-523-1188 for a copy.
 .    Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

Accessing Fund Information by Computer

--------------------------------------------------------------------------------
Vanguard on the World Wide Web www.vanguard.com

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.
--------------------------------------------------------------------------------

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

Glossary of Investment Terms

Balanced Fund
A mutual fund that seeks to provide some combination of income, capital growth, and conservation of capital by investing in stocks, bonds, and/or money market instruments.

Bond
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

Capital Gains Distribution
Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

Cash Reserves
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Credit Quality
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

Dividend Income
Payment to shareholders of income from interest or dividends generated by a fund's investments.

Duration
A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by about 2% when interest rates rose one percentage point. On the other hand, the bond's price would rise by about 2% when interest rates fell by one percentage point.

Expense Ratio
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

Fixed-Income Securities
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

Fund Diversification
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

Investment Adviser
An organization that makes the day-to-day decisions regarding a fund's investments.

Investment Grade
Bonds whose credit quality is considered to be among the highest by independent bond-rating agencies.

Maturity
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

Net Asset Value (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

Principal
The amount of your own money you put into an investment.

Total Return
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

Volatility
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

Yield
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[LOGO OF THE VANGUARD GROUP APPEARS HERE]

Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900

For More Information
If you'd like more information about Vanguard STAR Fund, the following documents are available free upon request:

Annual/Semiannual Report to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

The Vanguard Group
Participant Services Center
P.O. Box 2900
Valley Forge, PA 19482-2900

Telephone:
1-800-523-1188

Text Telephone:
1-800-523-8004

World Wide Web:
www.vanguard.com

Information provided by the Securities and Exchange Commission (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Fund are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009.

Fund's Investment Company Act file number: 811-3919

(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.



I056N-09/14/1999

                                                                               1
An Introduction to Vanguard LifeStrategy Funds

This Prospectus provides information about the Vanguard LifeStrategy Funds, a group of balanced mutual funds that invest a fixed percentage of assets in up to five other Vanguard stock and bond mutual funds. Because they invest in other funds, rather than in individual securities, each Fund is considered a "fund of funds."

     The LifeStrategy Funds offer four distinct choices for different investment styles and life stages. Because an investor's risk tolerance, investment goals, investment time horizon, and financial circumstances are subject to change over time, the LifeStrategy Funds offer alternative strategies for attaining capital growth and income. The allocation to stocks and bonds in each LifeStrategy Fund reflects its greater or lesser emphasis on pursuing current income or growth of capital.

     The profiles that follow summarize each Fund's objective and other key features. Following the profiles, there is important additional information about the Funds.

                                PLAIN TALK ABOUT

                                  Fund of Funds

The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. Funds of funds are best suited for long-term investors.

Fund Profile--Vanguard LifeStrategy Income Fund

The following profile summarizes key features of Vanguard LifeStrategy Income Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide current income and some growth of capital.

INVESTMENT STRATEGIES

The Fund invests in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 80% of assets to bonds and 20% to common stocks. The percentages of the Fund's assets allocated to each of the underlying funds are as follows:

* Vanguard Total Bond Market Index Fund      50%
* Vanguard Asset Allocation Fund             25%
* Vanguard Short-Term Corporate Fund         20%
* Vanguard Total Stock Market Index Fund      5%

PRIMARY RISKS

The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests most of its assets in bonds, the Fund's overall level of risk should be relatively low.

* With approximately 80% of its assets invested in bond funds, the Fund is primarily subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates; income risk, which is the chance that falling interest rates will cause the Fund's income to decline; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, thus reducing the underlying fund's return; and prepayment risk, which is the chance that during periods of falling interest rates, a bond issuer will repay its higher-yielding bond earlier than expected, forcing the underlying fund to reinvest the unanticipated proceeds at lower interest rates.

2

* With approximately 20% of its assets invested in stock funds, the Fund is subject to stock market risk, which is the chance that stock prices in general will decline over short or even long periods.
* The Fund is also subject to manager risk, which is the chance that the adviser of Vanguard Asset Allocation Fund may do a poor job of deciding on allocations to each asset class, thus causing the LifeStrategy Income Fund to un-derperform other funds with similar investment objectives.
  For additional information on investment risks, see More on the Funds.

PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows the Fund's performance in each calendar year since inception. The table shows how the Fund's average annual returns for one calendar year and since inception compare with those of a broad-based bond market index and a composite stock/bond index weighted to match the Fund's target allocation. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                              Annual Total Returns
--------------------------------------------------------------------------------
                           [BAR CHART APPEARS HERE]

  During the period shown in the bar chart, the highest return for a calendar quarter was 6.93% (quarter ended June 30, 1995) and the lowest return for a quarter was -0.01% (quarter ended March 31, 1996).

--------------------------------------------------------------------------------
         Average Annual Total Returns for Years Ended December 31, 1998
--------------------------------------------------------------------------------

                                                  1 Year     Since Inception(*)

         Vanguard LifeStrategy Income Fund        13.17%         13.53%
         Lehman Aggregate Bond Index               8.69           9.46
         Income Composite Index(**)               11.22          11.91

         (*)September 30, 1994.

        (**)Derived by applying the Fund's target allocation to the results of the following benchmarks: for U.S. stocks, the Wilshire 5000 Equity Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for cash reserves, the Salomon Smith Barney 3-Month U.S. Treasury Bill Index.

FEES AND EXPENSES
The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended December 31, 1998.

       Shareholder Fees (fees paid directly from your investment)
       Sales Charge (Load) Imposed on Purchases:                        None
       Sales Charge (Load) Imposed on Reinvested Dividends:             None
       Redemption Fees:                                                 None
       Exchange Fees:                                                   None

            Annual Fund Operating Expenses (expenses deducted from the underlying funds' assets)

            Indirect Operating Expenses:


            (*)Although the Fund incurs no net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See The Funds and Vanguard. The Fund's indirect expense ratio, based on its investments in the underlying Vanguard funds, was 0.29% as of December 31, 1998.

  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
                 1Year           3Years            5Years            10Years
--------------------------------------------------------------------------------
                  $30              $93              $163              $368
--------------------------------------------------------------------------------

  This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
Dividends and Capital Gains
Dividends are distributed quarterly in March, June, September, and December; capital gains, if any, are distributed annually in December

Investment Adviser
The Fund does not employ an investment adviser, but benefits from the investment advisory services provided to the underlying Vanguard funds in which it invests

Inception Date
September 30, 1994

Net Assets as of December 31, 1998
$449 million

Suitable for IRAs
Yes

Minimum Initial Investment
$3,000; $1,000 for IRAs and custodial accounts for minors

Newspaper Abbreviation
LifeInc

Vanguard Fund Number
723

Cusip Number
921909206

Ticker Symbol
VASIX

4

Fund Profile--Vanguard LifeStrategy Conservative Growth Fund

The following profile summarizes key features of Vanguard LifeStrategy Conservative Growth Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide current income and low to moderate growth of capital.

INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 60% of assets to bonds and 40% to common stocks. The percentages of the Fund's assets allocated to each of the underlying funds are as follows:

* Vanguard Total Bond Market Index Fund           30%
* Vanguard Asset Allocation Fund                  25%
* Vanguard Short-Term Corporate Fund              20%
* Vanguard Total Stock Market Index Fund          20%
* Vanguard Total International Stock Index Fund    5%

PRIMARY RISKS

The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests more than half of its assets in bonds, the Fund's overall level of risk should be low to moderate.
* With approximately 60% of its assets invested in bond funds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates; income risk, which is the chance that falling interest rates will cause the Fund's income to decline; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, thus reducing the underlying fund's return; and prepayment risk, which is the chance that during periods of falling interest rates, a bond issuer will repay its higher-yielding bond earlier than expected, forcing the underlying fund to reinvest the unanticipated proceeds at lower interest rates.
* With approximately 40% of its assets invested in stock funds, the Fund is subject to stock market risk, which is the chance that stock prices in general will decline over short or even long periods.
* The Fund is also subject to manager risk, which is the chance that the adviser of the Vanguard Asset Allocation Fund may do a poor job of deciding on allocations to each asset class, thus causing the LifeStrategy Conservative Growth Fund to underperform other funds with similar investment objectives.
   For additional information on investment risks, see More on the Funds.

PERFORMANCE/RISK INFORMATION
The bar chart and table on the following page provide an indication of the risks of investing in the Fund. The bar chart shows the Fund's performance in each calendar year since inception. The table shows how the Fund's average annual returns for one calendar year and since inception compare with those of broad-based stock and bond market indexes and a composite stock/bond index weighted to match the Fund's target allocation. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

                                                                               5

--------------------------------------------------------------------------------------
                             Annual Total Returns
--------------------------------------------------------------------------------------
                           [BAR CHART APPEARS HERE]


  During the period shown in the bar chart, the highest return for a calendar quarter was 8.84% (quarter ended December 31, 1998) and the lowest return for a quarter was -2.44% (quarter ended September 30, 1998).

---------------------------------------------------------------------------------------
        Average Annual Total Returns for Years Ended December 31, 1998
---------------------------------------------------------------------------------------
                                                            1 Year   Since Inception(*)
---------------------------------------------------------------------------------------
         Vanguard LifeStrategy Conservative Growth Fund       15.88%      15.70%
         Lehman Aggregate Bond Index                           8.69        9.46
         Wilshire 5000 Index                                  23.39       25.87
         Conservative Growth Composite Index(**)              14.19       14.37
---------------------------------------------------------------------------------------

         (*) September 30, 1994.

         (**)Derived by applying the Fund's target allocation to the results of the following benchmarks: for U.S. stocks, the Wilshire 5000 Equity Index; for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for cash reserves, the Salomon Smith Barney 3-Month U.S. Treasury Bill Index.

FEES AND EXPENSES
The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended December 31, 1998.

       Shareholder Fees (fees paid directly from your investment)
       Sales Charge (Load) Imposed on Purchases:                        None
       Sales Charge (Load) Imposed on Reinvested Dividends:             None
       Redemption Fees:                                                 None
       Exchange Fees:                                                   None

       Annual Fund Operating Expenses (expenses deducted from the underlying funds' assets)
       Indirect Operating Expenses:                                      (*)

   (*) Although the Fund incurs no net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See The Funds and Vanguard. The Fund's indirect expense ratio, based on its investments in the underlying Vanguard funds, was 0.29% as of December 31, 1998.

 6

  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
                1Year            3Years            5Years            10Years
--------------------------------------------------------------------------------
                 $30               $93              $163              $368
--------------------------------------------------------------------------------

   This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information

Dividends and Capital Gains
Dividends are distributed quarterly in March, June, September, and December; capital gains, if any, are distributed annually in December

Investment Adviser
The Fund does not employ an investment adviser, but benefits from the investment advisory services provided to the underlying Vanguard funds in which it invests

Inception Date
September 30, 1994

Net Assets as of December 31, 1998

$1.4 billion

Suitable for IRAs
Yes

Minimum Initial Investment
$3,000; $1,000 for IRAs and custodial accounts for minors

Newspaper Abbreviation
LifeCon

Vanguard Fund Number
724

Cusip Number
921909305

Ticker Symbol
VSCGX

                                                                               7
Fund Profile--Vanguard LifeStrategy Moderate Growth Fund

The following profile summarizes key features of Vanguard LifeStrategy Moderate Growth Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital and a low to moderate level of current income.

INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 60% of assets to common stocks and 40% to bonds. The percentages of the Fund's assets allocated to each of the underlying funds are as follows:

* Vanguard Total Stock Market Index Fund          35%
* Vanguard Total Bond Market Index Fund           30%
* Vanguard Asset Allocation Fund                  25%
* Vanguard Total International Stock Index Fund   10%

PRIMARY RISKS

The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests a significant portion of its assets in bonds, the Fund's overall level of risk should be moderate.
* With approximately 60% of its investments in stock funds, the Fund is primarily subject to stock risks: stock mar- ket risk, which is the chance that stock prices in general will decline over short or even long periods; currency risk, which is the chance that returns will be hurt by a rise in the value of the U.S. dollar versus foreign currencies; and country risk, which is the chance that unfavorable developments in a particular country--for example, political troubles, financial problems, or natural disasters--will harm the international portion exposed to that particular country.
* With approximately 40% of its assets in bond funds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, thus reducing the underlying fund's return; and prepayment risk, which is the chance that during periods of falling interest rates, a bond issuer will repay its higher-yielding bond earlier than expected, forcing the underlying fund to reinvest the unanticipated proceeds at lower interest rates.
* The Fund is also subject to manager risk, which is the chance that the adviser of the Vanguard Asset Allocation Fund may do a poor job of deciding on allocations to each asset class, thus causing the LifeStrategy Moderate Growth Fund to underperform other funds with similar investment objectives. For additional information on investment risks, see More on the Funds.

PERFORMANCE/RISK INFORMATION
The bar chart and table on the following page provide an indication of the risks of investing in the Fund. The bar chart shows the Fund's performance in each calendar year since inception. The table shows how the Fund's average annual returns for one calendar year and since inception compare with those of broad-based stock and bond market indexes and a composite stock/bond index weighted to match the Fund's target allocation. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

8

--------------------------------------------------------------------------------
                              Annual Total Returns
----------------------------------------------------------------------------------------
                           [BAR CHART APPEARS HERE]

  During the period shown in the bar chart, the highest return for a calendar quarter was 13.08% (quarter ended December 31, 1998) and the lowest return for a quarter was -5.52% (quarter ended September 30, 1998).

----------------------------------------------------------------------------------------
        Average Annual Total Returns for Years Ended December 31, 1998
----------------------------------------------------------------------------------------
                                                           1 Year    Since Inception(*)
----------------------------------------------------------------------------------------
         Vanguard LifeStrategy Moderate Growth Fund           19.03%     18.27%
         Lehman Aggregate Bond Index                           8.69       9.46
         Wilshire 5000 Index                                  23.39      25.87
         Moderate Growth Composite Index(**)                  17.83      17.69
----------------------------------------------------------------------------------------
         (*)September 30, 1994.

         (**)Derived by applying the Fund's target allocation to the results of the following benchmarks: for U.S. stocks, the Wilshire 5000 Equity
         Index; for international stocks, the Morgan Stanley Capital
         International Europe, Australasia, Far East Index; for bonds, the
         Lehman Brothers Aggregate Bond Index; and for cash reserves, the Salomon Smith Barney 3-Month U.S. Treasury Bill Index.

FEES AND EXPENSES
The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended December 31, 1998.

       Shareholder Fees (fees paid directly from your investment)
       Sales Charge (Load) Imposed on Purchases:                          None
       Sales Charge (Load) Imposed on Reinvested Dividends:               None
       Redemption Fees:                                                   None
       Exchange Fees:                                                     None

       Annual Fund Operating Expenses (expenses deducted from the underlying funds' assets)

       Indirect Operating Expenses:                                     (*)

      (*)Although the Fund incurs no net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See The Funds and Vanguard. The Fund's indirect expense ratio, based on its investments in the underlying Vanguard funds, was 0.29% as of December 31, 1998.

  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
                1Year            3Years            5Years            10Years
--------------------------------------------------------------------------------
                 $30               $93              $163              $368
--------------------------------------------------------------------------------

   This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information

Dividends and Capital Gains
Dividends are distributed semiannually in June and December; capital gains, if any, are distributed annually in December

Investment Adviser
The Fund does not employ an investment adviser, but benefits from the investment advisory services provided to the underlying Vanguard funds in which it invests

Inception Date
September 30, 1994

Net Assets as of December 31, 1998
$2.2 billion

Suitable for IRAs
Yes

Minimum Initial Investment
$3,000; $1,000 for IRAs and custodial accounts for minors

Newspaper Abbreviation
LifeMod

Vanguard Fund Number
914

Cusip Number
921909404

Ticker Symbol
VSMGX

10

Fund Profile--Vanguard LifeStrategy Growth Fund
The following profile summarizes key features of Vanguard LifeStrategy Growth Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital and some current income.

INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 80% of assets to common stocks and 20% to bonds. The percentages of the Fund's assets allocated to each of the underlying funds are as follows:
* Vanguard Total Stock Market Index Fund          50%
* Vanguard Asset Allocation Fund                  25%
* Vanguard Total International Stock Index Fund   15%
* Vanguard Total Bond Market Index Fund           10%

PRIMARY RISKS

The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. Because stocks usually are more volatile than bonds, and the Fund invests more in stocks than the other LifeStrategy Funds, the Fund's overall level of risk should be high compared with those funds; however, the level of risk should be lower than that of a fund investing entirely in stocks.
* With approximately 80% of its assets invested in stock funds, the Fund is primarily subject to stock risks: stock market risk, which is the chance that stock prices in general will decline over short or even long periods; currency risk, which is the chance that returns will be hurt by a rise in the value of the U.S. dollar versus foreign currencies; and country risk, which is the chance that unfavorable developments in a particular country--for example, political troubles, financial problems, or natural disasters--will harm the international portion exposed to that particular country.
* With approximately 20% of its assets invested in bond funds, the Fund is subject to interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates.
* The Fund is also subject to manager risk, which is the chance that the adviser of the Vanguard Asset Allocation Fund may do a poor job of deciding on allocations to each asset class, thus causing the LifeStrategy Growth Fund to underperform other funds with similar investment objectives.
   For additional information on investment risks, see More on the Funds.

PERFORMANCE/RISK INFORMATION
The bar chart and table on the following page provide an indication of the risks of investing in the Fund. The bar chart shows the Fund's performance in each calendar year since inception. The table shows how the Fund's average annual returns for one calendar year and since inception compare with those of a broad-based stock market index and a composite stock/bond index weighted to match the Fund's target allocation. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                             Annual Total Returns
--------------------------------------------------------------------------------

                           [BAR GRAPH APPEARS HERE]

                       1995                     29.24%
                       1996                     15.41%
                       1997                     22.26%
                       1998                     21.40%

  During the period shown in the bar chart, the highest return for a calendar quarter was 17.31% (quarter ended December 31, 1998) and the lowest return for a quarter was -8.84% (quarter ended September 30, 1998).

--------------------------------------------------------------------------------
         Average Annual Total Returns for Years Ended December 31, 1998
--------------------------------------------------------------------------------
                                                  1 Year     Since Inception(*)
--------------------------------------------------------------------------------
         Vanguard LifeStrategy Growth Fund        21.40%        20.52%
         Wilshire 5000 Index                      23.39         25.87
         Growth Composite Index(**)               20.48         20.09
--------------------------------------------------------------------------------
          (*) September 30, 1994.

         (**) Derived by applying the Fund's target allocation to the results of the following benchmarks: for U.S. stocks, the Wilshire 5000 Equity Index; for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for cash reserves, the Salomon Smith Barney 3-Month U.S. Treasury Bill Index.
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended December 31, 1998.

         Shareholder Fees (fees paid directly from your investment)
         Sales Charge (Load) Imposed on Purchases:                       None
         Sales Charge (Load) Imposed on Reinvested Dividends:            None
         Redemption Fees:                                                None
         Exchange Fees:                                                  None

         Annual Fund Operating Expenses (expenses deducted from the underlying funds' assets)

         Indirect Operating Expenses:                                       (*)

       (*)Although the Fund incurs no net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See The Funds and Vanguard. The Fund's indirect expense ratio, based on its investments in the underlying Vanguard funds, was 0.29% as of December 31, 1998.

12

  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
              1 Year            3 Years           5 Years            10 Years
--------------------------------------------------------------------------------
               $30                $93              $163                $368
--------------------------------------------------------------------------------

  This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information

Dividends and Capital Gains
Dividends are distributed semiannually in June and December; capital gains, if any, are distributed annually in December

Investment Adviser
The Fund does not employ an investment adviser, but benefits from the investment advisory services provided to the underlying Vanguard funds in which it invests

Inception Date
September 30, 1994

Net Assets as of December 31, 1998
$1.9 billion

Suitable for IRAs
Yes

Minimum Initial Investment
$3,000; $1,000 for IRAs and custodial accounts for minors

Newspaper Abbreviation
LifeGro

Vanguard Fund Number
122

Cusip Number
921909503

Ticker Symbol
VASGX

                                                                              13
More on the Funds

The following sections discuss other important features of the Vanguard LifeStrategy Funds. You will find information about the risks of investing in each Fund throughout these sections.

Asset Allocation Framework
Asset allocation--that is, dividing your investment among stocks, bonds, and cash reserves--is one of the most critical decisions an investor makes. Selecting the appropriate mix should be based on personal investment objectives, time horizons, and risk tolerances. The LifeStrategy Funds offer varying degrees of risk and reward by holding different combinations of assets, thereby providing shareholders with a simple way to meet investment needs at different stages of life.
  Each Fund invests in up to five underlying Vanguard funds to pursue a target allocation of stocks, bonds, and cash instruments(*). Because one of the underlying funds (Vanguard Asset Allocation Fund) periodically shifts its holdings among asset classes, each LifeStrategy Fund's asset mix can fluctuate within a prescribed range. The tables below illustrate the expected asset allocation and the potential allocation ranges for each Fund:

--------------------------------------------------------------------------------
                           Expected Asset Allocation
--------------------------------------------------------------------------------
                                                Stocks        Bonds      Cash(*)
--------------------------------------------------------------------------------
         LifeStrategy Income Fund                 20%          80%         0%
         LifeStrategy Conservative Growth Fund    40%          60%         0%
         LifeStrategy Moderate Growth Fund        60%          40%         0%
         LifeStrategy Growth Fund                 80%          20%         0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Potential Asset Allocation Range
--------------------------------------------------------------------------------
                                                Stocks        Bonds      Cash(*)
--------------------------------------------------------------------------------
         LifeStrategy Income Fund                5%-30%      70%-95%     0%-25%
         LifeStrategy Conservative Growth Fund  25%-50%      50%-75%     0%-25%
         LifeStrategy Moderate Growth Fund      45%-70%      30%-55%     0%-25%
         LifeStrategy Growth Fund               65%-90%      10%-35%     0%-25%
--------------------------------------------------------------------------------

(*)"Cash" consists of any cash instruments held by Vanguard Asset Allocation
   Fund, one of the underlying Vanguard funds in which the LifeStrategy Funds invest.

                                PLAIN TALK ABOUT

                                 Balanced Funds

   Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of growth, income, and conservation of capital by investing in a mix of stocks, bonds, and/or money market instruments. Because the prices of stocks and bonds often move in different directions, balanced funds are able to use rewards from one type of investment to help offset the risks from another.

14

Primary Investment Strategies
This section explains how the Funds pursue their individual objectives by investing in different combinations of Vanguard funds that hold stocks, bonds, and cash instruments. In addition, this section discusses several important risks faced by investors in some or all of the Funds. The Funds' Board of Trustees oversees the management of the Funds, and may change the investment strategies in the interest of shareholders.

Market Exposure
Stocks
By owning shares of other Vanguard mutual funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in U.S. common stocks, with emphasis on large-cap stocks, and to a lesser extent in foreign stocks (except that LifeStrategy Income Fund will not invest in foreign stocks).

[GRAPHIC OF FLAG APPEARS HERE] The Funds are subject to stock market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

                               PLAIN TALK ABOUT
                            Large-Cap, Mid-Cap, and
                               Small-Cap Stocks
Stocks of publicly traded companies--and mutual funds that hold these stocks-- can be classified by the companies' market value, or capitalization. Generally, Vanguard defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a market value exceeding $10 billion. Mid-cap funds hold stocks of companies with a market value between $1 billion and $10 billion. Small-cap funds typically hold stocks of companies with a market value of $1 billion or less.

  To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

--------------------------------------------------------------------------------
                      U.S. Stock Market Returns (1926-1998)
--------------------------------------------------------------------------------
                        1 Year        5 Years       10 Years        20 Years
--------------------------------------------------------------------------------
         Best           54.2%         24.1%          19.9%           17.7%
         Worst         -43.1         -12.4           -0.8             3.1
         Average        13.1          10.7           11.0            11.0
--------------------------------------------------------------------------------

  The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1998. You can see, for example, that while the average return on stocks for all of the 5-year periods was 10.7%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 24.1% (from 1994 through 1998). These average returns reflect past performance on common stocks; you should not regard them as an indica- tion of future returns from either the stock market as a whole or these Funds in particular.

  Through their investments in one underlying fund (the Asset Allocation Fund), the Funds will hold a diversified combination of common stocks intended to parallel the performance of the S&P 500 Index, which is dominated by large-cap U.S. common stocks. Through another underlying fund (the Total Stock Market Index Fund), each Fund will hold a representative sample of the securities in the Wilshire 5000 Equity Index--a benchmark for the entire U.S.
stock market.

  Keep in mind that a significant portion of the market value of the Wilshire 5000 Index (about 22% as of December 31, 1998) is comprised of securities not included in the S&P 500 Index. These securities are overwhelmingly mid- and small-cap stocks, which historically have been more volatile than--and at times have performed quite differently from--the stocks of larger companies.

                                                                              15
  By owning shares of Vanguard Total International Stock Index Fund, which invests in foreign stocks, the LifeStrategy Conservative Growth, Moderate Growth, and Growth Funds are subject to country risk and currency risk. Country risk is the chance that political troubles (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Currency risk is the chance that a stronger U.S. dollar will reduce returns for Americans investing overseas. Generally, when the dollar rises in value against a foreign currency, your investment in that country loses value because its currency is worth

Bonds
By owning shares of other Vanguard mutual funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in government, agency, and corporate bonds.

[GRAPHIC OF FLAG APPEARS HERE]  The Funds are subject to interest rate risk, which is the possibility that bond prices overall will decline over short or even long periods due to rising interest rates. Interest rate risk is modest for shorter-term bonds and higher for longer-term bonds.

  Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly due to rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
  To illustrate the relationship between bond prices and interest rates, the following table shows the impact of a 2% change (both up and down) in interest rates on three bonds of different maturities, each with a face value of $1,000.

--------------------------------------------------------------------------------
            How Interest Rate Changes Affect Bond Prices(*)
--------------------------------------------------------------------------------
                       Value of a $1,000 Bond   Value of a $1,000 Bond
Type of Bond             After a 2% Increase     After a 2% Decrease
(Maturity)                 in Interest Rates        in Interest Rates
--------------------------------------------------------------------------------
Short-Term (2.5 years)          $956                    $1,046
Intermediate-Term (10 years)     870                     1,156
Long-Term (20 years)             816                     1,251
--------------------------------------------------------------------------------
(*)Assuming a 7% yield.
--------------------------------------------------------------------------------

  These figures are intended only to illustrate interest rate risk; they should not be regarded as an indication of future returns from the bond market as a whole, or any Fund in particular.
  Changes in interest rates will affect bond income as well as bond prices.

[GRAPHIC OF FLAG APPEARS HERE]  The Funds are subject to income risk, which is the possibility that a Fund's dividends (income) will decline due to falling interest rates. Income risk is generally higher for short-term bonds, and lower for long-term bonds.

                               PLAIN TALK ABOUT
                           Bonds and Interest Rates
As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

                               PLAIN TALK ABOUT
                               Bond Maturities
A bond is issued with a specific maturity date--the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short-term) to 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise-- but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take greater risks in hope of higher yields; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.

16


  Income risk is a concern primarily for the LifeStrategy Income and Conservative Growth Funds, which, through their ownership of Vanguard Short-Term Corporate Fund, indirectly own more short-term bonds.

[GRAPHIC OF FLAG APPEARS HERE]  The Funds are subject to prepayment risk, which is the possibility that during periods of falling interest rates, a bond issuer will repay its higher-yielding bond earlier than scheduled. Forced to reinvest the unanticipated proceeds at lower rates, the underlying fund would experience a decline in income.

  The risk of prepayment applies primarily to intermediate- and long-term corporate bonds and mortgage-backed bonds, which comprise a significant portion of Vanguard Total Bond Market Index Fund. Prepayment risk is a concern primarily for the LifeStrategy Income Fund, which will invest half its assets in the Total Bond Market Index Fund.

[GRAPHIC OF FLAG APPEARS HERE]  The Funds are subject to credit risk, which is the possibility that a bond issuer will fail to pay interest and principal in a timely manner.

   The credit quality of the bonds held by the underlying funds is expected to be very high, and thus credit risk of the LifeStrategy Funds should be low.
   To a limited extent, the Funds are also indirectly exposed to event risk, which is the possibility that corporate fixed-income securities held by underlying funds may suffer a substantial decline in credit quality and market value due to a corporate restructuring.

Cash
Through one underlying fund (Vanguard Asset Allocation Fund), from 0% to 25% of the assets of each LifeStrategy Fund can be invested in cash instruments. These potential cash holdings make the Funds subject to inflation risk, which is the possibility that the rising cost of living may erode the purchasing power of your investment over time.
  Since the Asset Allocation Fund typically invests only a small portion of its assets in cash instruments, and the LifeStrategy Funds invest only one-fourth of their assets in the Asset Allocation Fund, inflation risk to the Funds is very low.

Security Selection
Underlying Funds
Each Fund seeks to achieve its objective by investing in fixed percentages of four or five underlying Vanguard funds. The following table shows these percentages for each Fund.

--------------------------------------------------------------------------------
                                                LifeStrategy Fund
                                        ----------------------------------------
                                                Conservative  Moderate
      Underlying Vanguard Fund          Income     Growth      Growth    Growth
--------------------------------------------------------------------------------
     Total Stock Market Index            5%         20%           35%      50%
     Total International Stock Index    --           5            10        15
     Total Bond Market Index            50          30            30        10
     Short-Term Corporate               20          20            --        --
     Asset Allocation                   25          25            25        25
--------------------------------------------------------------------------------
     Total                             100%        100%          100%      100%
--------------------------------------------------------------------------------

  The allocation of each Fund's assets among the underlying funds is made by the LifeStrategy Funds' Board of Trustees based on the Fund's investment objective and policies, and may be changed from time to time without shareholder approval. The Funds' investments in the underlying funds may be limited at times by certain factors. For example, the Board of Trustees of an underlying fund may impose limits on additional investments in the fund.

   The following briefly describes the five underlying Vanguard funds in which the Funds invest.

 . Vanguard Total Stock Market Index Fund seeks to provide investment results that parallel the performance of the unmanaged Wilshire 5000 Index, which consists of all U.S. common stocks traded on the New York and American Stock Exchanges and the NASDAQ over-the-counter market.

 . Vanguard Total International Stock Index Fund seeks to provide investment results that parallel the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index plus the MSCI Select Emerging Markets Free Index. The fund has exposure to stocks in more than 35 foreign countries. Note: Purchases of the Total International Stock Index Fund by the LifeStrategy Funds (other than purchases with reinvested dividends or capital gains) are subject to a transaction fee of 0.50%. This fee is not a sales load; it is retained by the Total International Stock Index Fund to offset the high costs of trading international securities. The transaction fee ensures that these higher costs are borne by the investors making the transactions--and not by the shareholders already in the fund.

 . Vanguard Total Bond Market Index Fund seeks to provide investment results that parallel the performance of the Lehman Brothers Aggregate Bond Index. The fund is designed to provide investors with a low-cost method of consistently capturing the return of the U.S. bond market, as defined by its benchmark index.

 . Vanguard Short-Term Corporate Fund invests in a diversified portfolio of investment-grade corporate bonds with an expected average maturity of two to three years.

 . Vanguard Asset Allocation Fund invests in a mix of common stocks (selected to parallel the performance of the S&P 500 Index), long-term U.S. Treasury bonds, and cash equivalents. The allocations are designed to take advantage of perceived imbalances in the relative returns and risks of each asset class. At any given time, the adviser may allocate all, a portion, or none of the fund's assets to stocks, bonds, or cash reserves.

[GRAPHIC OF FLAG APPEARS HERE]  Through their investments in Vanguard Asset
                                Allocation Fund, the LifeStrategy Funds are subject to manager risk, which is the possibility that the fund's adviser could do a poor job of deciding on allocations to each asset class.

Temporary Defensive Measures
The Funds' underlying funds may, from time to time, take temporary defensive measures--such as holding cash reserves without limit--that are inconsistent with the funds' primary investment strategies, in response to adverse market, economic, political, or other conditions. If one or more of the underlying funds take temporary defensive measures, the LifeStrategy Funds may not achieve their investment objective.

Costs and Market-Timing
Some investors try to profit from market-timing--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Funds have adopted the following policies, among others, designed to discourage short-term trading:

 . Each Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds-- that it regards as disruptive to the efficient management of the Fund or the underlying funds. A purchase request could be rejected because of the timing of the request or because of a history of excessive trading by the investor.

                                PLAIN TALK ABOUT
                             The Costs of Investing
   Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the buying and selling of securities by the fund. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

18

 . There is a limit on the number of times you can exchange into and out of each
  Fund (see "Redeeming Shares" in the Investing with Vanguard section).
 . Each Fund reserves the right to stop offering shares at any time.

  The Vanguard funds do not permit market-timing. Do not invest in these Funds if you are a market-timer.


The Funds and Vanguard

The LifeStrategy Funds have entered into an Agreement with Vanguard under which Vanguard provides all management, administrative, and distribution services to the Funds at cost. The Funds owe Vanguard a sum sufficient to cover Vanguard's out-of-pocket costs. The Funds also bear the expenses of services provided by other parties (such as auditors, legal counsel, and the Fund's custodian), as well as taxes and other direct expenses of the Fund. However, the Agreement provides that the Funds' expenses will be offset by a reimbursement from Vanguard for (a) contributions made by the Funds to the cost of operating the underlying Vanguard funds in which the LifeStrategy Funds invest, and (b) certain savings in administrative and marketing costs that Vanguard is expected to derive from the operation of the Funds.
  The Funds' Trustees believe that the reimbursements should be sufficient to offset most, if not all, of the expenses incurred by the Funds. Therefore, the Funds are expected to operate at a very low or zero expense ratio. Since their inception in 1994, the Funds in fact have had no direct net expenses.
  Of course, shareholders of the LifeStrategy Funds will still bear, indirectly, their proportionate share of the costs of operating the underlying Vanguard funds. During their most recent fiscal years, the underlying funds had the following expense ratios:
 . Total Stock Market Index                  0.20%
 . Total International Stock Index           0.34%
 . Total Bond Market Index                   0.20%
 . Short-Term Corporate                      0.27%
 . Asset Allocation                          0.49%

  Based on the percentage of each underlying fund owned, the LifeStrategy Funds had the following indirect expense ratios as of December 31, 1998:

           ------------------------------------------------------------
           Fund                                  Indirect Expense Ratio
           ------------------------------------------------------------
           LifeStrategy Income                            0.29%
           LifeStrategy Conservative Growth               0.29%
           LifeStrategy Moderate Growth                   0.29%
           LifeStrategy Growth                            0.29%
           ------------------------------------------------------------


                               PLAIN TALK ABOUT
                     Vanguard's Unique Corporate Structure

  The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit-management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.

19

Investment Adviser

The Life Strategy Funds do not employ an investment adviser, but they benefit from the investment advisory services rendered to the underlying funds. The underlying funds are managed by the following investment advisory firms:

--------------------------------------------------------------------------------
Underlying Fund                                Investment Advisory Firm
--------------------------------------------------------------------------------
Vanguard Total Stock Market Index Fund         Vanguard Core Management Group
--------------------------------------------------------------------------------
Vanguard Total International Stock Index Fund  Vanguard Core Management Group(*)
--------------------------------------------------------------------------------
Vanguard Total Bond Market Index Fund          Vanguard Fixed Income Group
--------------------------------------------------------------------------------
Vanguard Short-Term Corporate Fund             Vanguard Fixed Income Group
--------------------------------------------------------------------------------
Vanguard Asset Allocation Fund                 Mellon Capital Management
                                               Corporation
--------------------------------------------------------------------------------
(*)Vanguard Total International Stock Index Fund does not have its own investment adviser, but rather benefits from the advisory services provided by the Core Management Group to the three underlying funds in which the Total International Stock Index Fund invests: Vanguard European Stock Index Fund, Vanguard Pacific Stock Index Fund, and Vanguard Emerging Markets Stock Index Fund. The Core Management Group also manages the Total International Stock Index Fund's cash assets, if any.

The chart below briefly describes each investment advisory firm:

--------------------------------------------------------------------------------
Firm                                    Background
--------------------------------------------------------------------------------
Mellon Capital Management               Based in San Francisco, California
Corporation                             Founded in 1983
                                        Manages more than $73 billion in assets
--------------------------------------------------------------------------------
Vanguard Core Management Group          Based in Valley Forge, Pennsylvania
                                        Founded in 1974
                                        Manages more than $147 billion in assets
--------------------------------------------------------------------------------
Vanguard Fixed Income Group             Based in Valley Forge, Pennsylvania
                                        Founded in 1974
                                        Manages more than $127 billion in assets
--------------------------------------------------------------------------------

  The Board of Trustees of an underlying fund may, without prior approval from shareholders of the underlying fund or the LifeStrategy Funds, change the terms of any advisory agreement or hire a new investment adviser, either as a replacement for an adviser or as an additional adviser.

Year 2000 Challenge
The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.
  The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing of our internal systems. Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.

20

  In addition to taking every reasonable step to secure our internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Funds' operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternate solutions if necessary.
  However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on the Funds' business, operations, or financial condition. Additionally, the Funds' performance could be hurt if a computer-system failure at a company or governmental unit affects the price of securities the Funds' underlying funds own.

Dividends, Capital Gains, and Taxes
Each of the LifeStrategy Funds distributes to shareholders virtually all of its net income (interest and dividends paid by the underlying funds) as well as any capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. The Income and Conservative Growth Funds distribute their net income in March, June, September, and December, while the Moderate Growth and Growth Funds pay such distributions each June and December. Capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.
  You can receive distributions of income or capital gains in cash, or you can have them automatically invested in more shares of each Fund. In either case, these distributions are taxable to you. It is important to note that distributions of dividends and capital gains that are declared in December--if paid to you by the end of January--are taxed as if they had been paid to you in December.

                               PLAIN TALK ABOUT
                              "Buying a Dividend"
Unless you are investing through a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you will owe tax on the $250 distribution you receive--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

   Vanguard will send you a statement each year showing the tax status of all your distributions. If you have chosen to receive dividend and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, we will change the distribution option so that all dividends and other distributions are automatically invested in additional shares. We will not pay interest on uncashed distribution checks.

 . The dividends and short-term capital gains that you receive are considered ordinary income for tax purposes.
 . Any distributions of net long-term capital gains by the Funds are taxable to you as long-term capital gains, no matter how long you've owned shares in such Fund.
 . Although the Funds do not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of their ordinary investment activities and the investment activities of the underlying funds. Consequently, distributions may vary considerably from year to year.
 . If you sell or exchange shares, any gain or loss you have is a taxable event.
  This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
 . Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.
  The tax information in this prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. (Non-U.S.

investors may be subject to U.S. withholding and estate tax.) You should consult your tax adviser about the tax consequences of an investment in the Funds.
  Important Note: By law, each Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Funds to do so.

Share Price
Each Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments (i.e., shares of the underlying Vanguard funds) and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:
                                      Total Assets   -   Liabilities
              Net Asset Value    =  ___________________________________
                                         Number of Shares Outstanding

  Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.
  The Funds' share prices can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Funds' names, but the most common are: LifeInc, LifeCon, LifeMod, and LifeGro.

22

                               PLAIN TALK ABOUT

                           How to Read the Financial
                               Highlights Tables

This explanation uses the LifeStrategy Income Fund as an example. The Fund began fiscal 1998 with a net asset value (price) of $12.43 per share. During the year, the Fund earned $.63 per share from investment income, $.20 per share in capital gains distributions, and $.78 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

  Shareholders received $.82 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

  The earnings ($1.61 per share) minus the distributions ($.82 per share) resulted in a share price of $13.22 at the end of the year. This was an increase of $.79 per share (from $12.43 at the beginning of the year to $13.22 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 13.17% for the year.

  As of December 31, 1998, the Fund had $449 million in net assets. For the year, its net investment income amounted to 5.24% of its average net assets; and it sold and replaced securities valued at 3% of its net assets.

Financial Highlights
The following financial highlights tables are intended to help you understand each Fund's financial performance since inception, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Funds' financial statements--is included in the Funds' most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.


------------------------------------------------------------------------------------------------
                                                           Vanguard LifeStrategy Income Fund
                                                    Year Ended December 31,
                                           -------------------------------------  Sep. 30(*) to
                                           1998       1997       1996       1995  Dec. 31, 1994
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period    $ 12.43    $ 11.55    $ 11.54    $  9.88    $ 10.00
------------------------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                     .63        .63        .64        .49        .14
  Capital Gains Distributions Received      .20        .15        .19        .09         --
  Net Realized and Unrealized
   Gain (Loss) on Investments               .78        .83        .03       1.66       (.12)
                                        --------------------------------------------------------
   Total from Investment Operations        1.61       1.61        .86       2.24        .02
                                        --------------------------------------------------------
Distributions
  Dividends from Net
   Investment Income                       (.63)      (.63)      (.64)      (.49)      (.14)
  Distributions from Realized
   Capital Gains                           (.19)      (.10)      (.21)      (.09)        --
                                        --------------------------------------------------------
   Total Distributions                     (.82)      (.73)      (.85)      (.58)      (.14)
                                        --------------------------------------------------------
Net Asset Value, End of Period          $ 13.22    $ 12.43    $ 11.55    $ 11.54    $  9.88
================================================================================================

Total Return                              13.17%     14.23%      7.65%     22.99%      0.20%
================================================================================================

Ratios/Supplemental Data
  Net Assets, End of Period (Millions)  $   449    $   244    $   151    $   121    $    11
  Ratio of Expenses to
   Average Net Assets                         0%         0%         0%         0%         0%
  Ratio of Net Investment Income to
   Average Net Assets                      5.24%      5.54%      5.66%      5.76%      7.31%(**)
  Turnover Rate                               3%         6%        22%         4%         1%
================================================================================================

 (*)Inception date.
(**)Annualized.

  From time to time, the Vanguard funds advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.


-------------------------------------------------------------------------------------------------------------------------
                                                                       Vanguard LifeStrategy Conservative Growth Fund
                                                                          Year Ended December 31,
                                                                ------------------------------------------ Sep. 30(*) to
                                                                  1998        1997        1996        1995 Dec. 31, 1994
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $13.40      $12.14      $11.68     $  9.89      $10.03
-------------------------------------------------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                                           .58          .56         .53         .47         .14
  Capital Gains Distributions Received                            .20          .18         .20         .11         .01
  Net Realized and Unrealized Gain (Loss) on Investments         1.32         1.27         .46        1.80        (.14)
                                                               ----------------------------------------------------------
   Total from Investment Operations                              2.10         2.01        1.19        2.38         .01
                                                               ----------------------------------------------------------
Distributions
  Dividends from Net Investment Income                           (.59)        (.56)       (.53)       (.47)        (.14)
  Distributions from Realized Capital Gains                      (.20)        (.19)       (.20)       (.12)        (.01)
                                                               ----------------------------------------------------------
   Total Distributions                                           (.79)        (.75)       (.73)       (.59)        (.15)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $14.71       $13.40      $12.14      $11.68      $  9.89
=========================================================================================================================

Total Return                                                    15.88%       16.81%      10.36%      24.35%      0.10%
=========================================================================================================================

Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                          $1,416        $803        $462        $219         $41
  Ratio of Expenses to Average Net Assets                           0%           0%          0%          0%         0%
  Ratio of Net Investment Income to Average Net Assets           4.32%        4.61%       4.86%       5.14%     7.07%(**)
  Turnover Rate                                                     3%           1%          2%          1%         0%
=========================================================================================================================

 (*)Inception date.
(**)Annualized.

--------------------------------------------------------------------------------------------------------------------------
                                                                       Vanguard LifeStrategy Moderate Growth Fund
                                                                           Year Ended December 31,
                                                              ---------------------------------------------  Sep. 30(*) to
                                                                1998          1997          1996       1995  Dec. 31, 1994
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $14.81        $12.97        $12.11     $ 9.86     $10.08
Investment Operations
  Net Investment Income                                         .510          .490           .44        .36        .14
  Capital Gains Distributions Received                          .241          .236           .22        .13        .01
  Net Realized and Unrealized Gain (Loss) on Investments       2.054         1.819           .87       2.25       (.22)
                                                              ------------------------------------------------------------
   Total from Investment Operations                            2.805         2.545          1.53       2.74       (.07)
                                                              ------------------------------------------------------------
Distributions
  Dividends from Net Investment Income                         (.510)        (.490)         (.44)      (.36)      (.14)
  Distributions from Realized Capital Gains                    (.245)        (.215)         (.23)      (.13)      (.01)
                                                              ------------------------------------------------------------
   Total Distributions                                         (.755)        (.705)         (.67)      (.49)      (.15)
                                                              ------------------------------------------------------------
Net Asset Value, End of Period                                $16.86        $14.81        $12.97     $12.11     $ 9.86
==========================================================================================================================

Total Return                                                   19.03%        19.77%        12.71%     27.94%    -0.70%
==========================================================================================================================

Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                        $2,202        $1,358        $  826 $      235 $       35
  Ratio of Expenses to Average Net Assets                          0%            0%            0%         0%         0%
  Ratio of Net Investment Income to Average Net Assets          3.43%         3.72%         3.98%      4.42%      7.10%(**)
  Turnover Rate                                                    5%            2%            3%         1%         0%
==========================================================================================================================

 (*)Inception date
(**)Annualized.

24

-------------------------------------------------------------------------------------------------------------------------
                                                                   Vanguard LifeStrategy Growth Fund
                                                                          Year Ended December 31,
                                                              --------------------------------------------  Sep. 30(*) to
                                                                1998          1997         1996       1995  Dec. 31, 1994
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $16.04        $13.68       $12.36     $ 9.93     $10.10
-------------------------------------------------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                                         .410           .39          .34        .32        .13
  Capital Gains Distributions Received                          .264           .28          .24        .14        .02
  Net Realized and Unrealized Gain (Loss) on Investments       2.751          2.36         1.32       2.43       (.16)
                                                              -----------------------------------------------------------
   Total from Investment Operations                            3.425          3.03         1.90       2.89       (.01)
                                                              -----------------------------------------------------------
Distributions
  Dividends from Net Investment Income                         (.410)         (.38)        (.35)      (.31)      (.14)
  Distributions from Realized Capital Gains                    (.265)         (.29)        (.23)      (.15)      (.02)
                                                              -----------------------------------------------------------
   Total Distributions                                         (.675)         (.67)        (.58)      (.46)      (.16)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $18.79        $16.04       $13.68     $12.36     $ 9.93
=========================================================================================================================

Total Return                                                   21.40%        22.26%       15.41%     29.24%    -0.10%
=========================================================================================================================

Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                        $1,924        $1,184         $629       $217        $38
  Ratio of Expenses to Average Net Assets                          0%            0%           0%         0%         0%
  Ratio of Net Investment Income to Average Net Assets          2.53%         2.84%        3.18%      3.67%      7.06%(**)
  Turnover Rate                                                    2%            1%           0%         1%         1%
=========================================================================================================================

   (*)Inception date.
  (**)Annualized.





"Standard & Poor's((R))," "S&P((R))," "S&P 500((R))," "Standard & Poor's 500,"
and "500" are trademarks of The McGraw-Hill Companies, Inc.

 Investing with Vanguard

 Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

 Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

 The following sections of the prospectus briefly explain the many services we offer. Booklets providing detailed information are available on the services marked with a [GRAPHIC APPEARS HERE]. Please call us to request copies.

Services and Account Features

Vanguard offers many services that make it convenient to buy, sell, or exchange shares, or to obtain fund or account information.
--------------------------------------------------------------------------------
Telephone Redemptions (Sales and Exchanges)
Automatically set up for these Funds unless you notify us otherwise.
--------------------------------------------------------------------------------
Vanguard Direct Deposit Service(TM) [GRAPHIC APPEARS HERE]
Automatic method for depositing your paycheck or U.S. government payment (including Social Security and government pension checks) into your account.
--------------------------------------------------------------------------------
Vanguard Automatic Exchange Service(TM) [GRAPHIC APPEARS HERE]
Automatic method for moving a fixed amount of money from one Vanguard fund account to another.
--------------------------------------------------------------------------------
Vanguard Fund Express(R) [GRAPHIC APPEARS HERE]
Electronic method for buying or selling shares. You can transfer money between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.
--------------------------------------------------------------------------------
Vanguard Dividend Express(TM) [GRAPHIC APPEARS HERE]
Electronic method for transferring dividend and/or capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account.
--------------------------------------------------------------------------------
Vanguard Tele-Account(R) 1-800-662-6273 (ON-BOARD) [GRAPHIC APPEARS HERE] Toll-free 24-hour access to Vanguard fund and account information--as well as some transactions--by using any touch-tone phone. Tele-Account provides total return, share price, price change, and yield quotations for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange fund shares.
--------------------------------------------------------------------------------
Access Vanguard(TM) www.vanguard.com [GRAPHIC APPEARS HERE]
You can use your personal computer to perform certain transactions for most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send to you, by mail, an account access password that allows you to process the following financial and administrative transactions online:

 . Open a new account.*
 . Buy, sell, or exchange shares of most funds.
 . Change your name/address.
 . Add/change fund options (including dividend options, Vanguard Fund Express, bank instructions, checkwriting, and Vanguard Automatic Exchange Service).

*Only current Vanguard shareholders can open a new account online, by exchanging shares from other existing Vanguard accounts.
--------------------------------------------------------------------------------
Investor Information Department: 1-800-662-7447 (SHIP) Text Telephone:
1-800-952-3335
Call Vanguard for information on our funds, fund services, and retirement accounts, and to request literature.
--------------------------------------------------------------------------------
Client Services Department: 1-800-662-2739 (CREW) Text Telephone: 1-800-662-2738 Call Vanguard for information on your account, account transactions, and account statements.
--------------------------------------------------------------------------------
Services for Clients of Vanguard's Institutional Division: 1-888-809-8102 Vanguard's Institutional Division offers a variety of specialized services for large institutional investors, including the ability to effect account transactions through private electronic networks and third-party recordkeepers.
--------------------------------------------------------------------------------

26

Types of Accounts

Individuals and institutions can establish a variety of accounts with Vanguard.
--------------------------------------------------------------------------------
For One or More People
Open an account in the name of one (individual) or more (joint tenants) people.
--------------------------------------------------------------------------------
For Holding Personal Trust Assets [GRAPHIC APPEARS HERE]
Invest assets held in an existing personal trust.
--------------------------------------------------------------------------------
For Individual Retirement Accounts [GRAPHIC APPEARS HERE]
Open a traditional IRA account or a Roth IRA account. Eligibility and other requirements are established by federal law and Vanguard custodial account agreements. For more information, please call 1-800-662-7447 (SHIP).
--------------------------------------------------------------------------------
For an Organization [GRAPHIC APPEARS HERE]
Open an account as a corporation, partnership, endowment, foundation, or other entity.
--------------------------------------------------------------------------------
For Third-Party Trustee Retirement Investments
Open an account as a retirement trust or plan based on an existing corporate or institutional plan. These accounts are established by the trustee of the existing plan.
--------------------------------------------------------------------------------
Vanguard Prototype Plans
Open a variety of retirement accounts using Vanguard prototype plans for individuals, sole proprietorships, and small businesses. For more information, please call 1-800-662-2003.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
A Note on Investing with Vanguard Through Other Firms
You may purchase or sell Fund shares through a financial intermediary such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees or other policies. Consult your intermediary to determine when your order will be priced.
--------------------------------------------------------------------------------


Buying Shares

You buy your shares at a Fund's next-determined net asset value after Vanguard receives your request. As long as your request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will buy your shares at that day's net asset value.
--------------------------------------------------------------------------------
Minimum Investment to . . .
open a new account
$3,000 (regular account); $1,000 (traditional IRAs and Roth IRAs).

add to an existing account
$100 by mail or exchange; $1,000 by wire.
--------------------------------------------------------------------------------
A Note on Low Balances
The Funds reserve the right to close any nonretirement account whose balance falls below the minimum initial investment. Each Fund will deduct a $10 annual fee in June if your nonretirement account balance at that time is below $2,500. The fee is waived if your total Vanguard account assets are $50,000 or more.
--------------------------------------------------------------------------------
By Mail to . . . [GRAPHIC APPEARS HERE]
open a new account
Complete and sign the application form and enclose your check.

add to an existing account
Mail your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form.

                                                                              27
Make your check payable to: The Vanguard Group-(insert appropriate Fund number; see below)
Vanguard LifeStrategy Income Fund-723;
Vanguard LifeStrategy Conservative Growth Fund-724;
Vanguard LifeStrategy Moderate Growth Fund-914;
Vanguard LifeStrategy Growth Fund-122
All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

First-class mail to:                    Express or Registered mail to:
The Vanguard Group                      The Vanguard Group
P.O. Box 2600                           455 Devon Park Drive
Valley Forge, PA 19482-2600             Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:                    Express or Registered mail to:
The Vanguard Group                      The Vanguard Group
P.O. Box 2900                           455 Devon Park Drive
Valley Forge, PA 19482-2900             Wayne, PA 19087-1815
--------------------------------------------------------------------------------
IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.
--------------------------------------------------------------------------------
By Telephone to . . . [GRAPHIC APPEARS HERE] open a new account
Call Vanguard Tele-Account(*) 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type).

add to an existing account
Call Vanguard Tele-Account(*) 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type). Use Vanguard Fund Express (see "Services and Account Features") to transfer assets from your bank account. Call Client Services before your first use to verify that this option is in place.

Vanguard Tele-Account                Client Services
1-800-662-6273                       1-800-662-2739
(*)You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.
--------------------------------------------------------------------------------
IMPORTANT NOTE: Once you've requested a telephone transaction and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.
--------------------------------------------------------------------------------
By Wire to Open a New Account or Add to an Existing Account [GRAPHIC APPEARS
HERE]
Call Client Services to arrange your wire transaction. Wire transactions are not available for retirement accounts, except for asset transfers and direct rollovers.

Wire to:
FRB ABA 021001088
HSBC Bank USA

For credit to:
Account: 000112046
Vanguard Incoming Wire Account

In favor of:
Vanguard LifeStrategy Income Fund-723;
Vanguard LifeStrategy Conservative Growth Fund-724;
Vanguard LifeStrategy Moderate Growth Fund-914;
Vanguard LifeStrategy Growth Fund-122

28
Buying Shares (continued)

[Account number, or temporary number for a new account]
[Registered account owner/s]
[Registered address]
--------------------------------------------------------------------------------
  You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.
--------------------------------------------------------------------------------
A Note on Large Purchases
It is important that you call Vanguard before you invest a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to refuse any purchase that will disrupt the Fund's operation or performance.
--------------------------------------------------------------------------------


Redeeming Shares

This section describes how you can redeem--that is, sell or exchange--a Fund's shares.

When Selling Shares:
 . Vanguard sends the redemption proceeds to you or a designated third party.(*) . You can sell all or part of your Fund shares at any time.

(*)May require a signature guarantee; see footnote on page 30.

When Exchanging Shares:
 . The redemption proceeds are used to purchase shares of a different Vanguard fund.
 . You must meet the receiving fund's minimum investment requirements.
 . Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

In both cases, your transaction will be based on the Fund's next-determined share price, subject to any special rules discussed in this prospectus. For exchanges, the purchase side of the transaction will be based on the receiving fund's next-determined share price, again subject to any special rules discussed in this prospectus.
--------------------------------------------------------------------------------
Note: Once a redemption is requested and a confirmation number given, the transaction cannot be canceled.
--------------------------------------------------------------------------------

HOW TO REQUEST A REDEMPTION
You can request a redemption from your Fund account in any one of three ways: online, by telephone, or by mail.
--------------------------------------------------------------------------------
Online Requests [GRAPHIC APPEARS HERE]
Access Vanguard at www.vanguard.com
You can use your personal computer to sell or exchange shares of most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send you, by mail, an account access password that will enable you to sell or exchange shares online (as well as perform other transactions).
 Note: The Vanguard funds whose shares you cannot exchange online or by telephone are Vanguard U.S. Stock Index Funds, Vanguard Balanced Index Fund, Vanguard International Stock Index Funds, Vanguard REIT Index Fund, Vanguard Total International Stock Index Fund, and Vanguard Growth and Income Fund. These funds do, however, permit online and telephone exchanges within IRAs and other retirement accounts. If you sell shares of these funds online, you will receive a redemption check at your address of record.
--------------------------------------------------------------------------------

                                                                              29
--------------------------------------------------------------------------------
Telephone Requests [GRAPHIC APPEARS HERE]
All Account Types Except Retirement:
Call Vanguard Tele-Account 24 hours a day--or Client Services during business hours--to sell or exchange shares. You can exchange shares from these Funds to open an account in another Vanguard fund or to add to an existing Vanguard fund account with an identical registration.

Retirement Accounts:
You can exchange--but not sell--shares by calling Tele-Account or Client
Services.

Vanguard Tele-Account                Client Services
1-800-662-6273                       1-800-662-2739
--------------------------------------------------------------------------------
SPECIAL INFORMATION: We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. While telephone redemption is easy and convenient, this account feature involves a risk of loss from unauthorized or fraudulent transactions. Vanguard will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and immediately reviewing any account statements that we send to you. Make sure to contact Vanguard immediately about any transaction you believe to be unauthorized.
--------------------------------------------------------------------------------
We reserve the right to refuse a telephone redemption if the caller is unable to provide:

 . The ten-digit account number.
 . The name and address exactly as registered on the account.
 . The primary Social Security or employer identification number as registered on the account.
 . The Personal Identification Number, if applicable.

   Please note that Vanguard will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to remove the telephone redemption feature from your account, please notify us in writing.
--------------------------------------------------------------------------------
A Note on Unusual Circumstances
Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in this section.
--------------------------------------------------------------------------------
Mail Requests [GRAPHIC APPEARS HERE]
All Account Types Except Retirement:
Send a letter of instruction signed by all registered account holders. Include the fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the fund you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration (including a different name, address, taxpayer identification number, or account type), you must provide Vanguard with written instructions that include the guaranteed signatures of all current owners of the fund from which you wish to redeem.

Vanguard Retirement Accounts:
For information on how to request distributions from:
 . Traditional IRAs and Roth IRAs--call Client Services.
 . SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial accounts, and Profit-Sharing and
  Money Purchase Pension (Keogh) Plans--call Individual Retirement Plans at 1-800-662-2003.

Depending on your account registration type, additional documentation may be required.

First-class mail to:                    Express or Registered mail to:
The Vanguard Group                      The Vanguard Group
P.O. Box 1120                           455 Devon Park Drive
Valley Forge, PA 19482-1120             Wayne, PA 19087-1815

30
Redeeming Shares (continued)

For clients of Vanguard's Institutional Division ...

First-class mail to:                    Express or Registered mail to:
The Vanguard Group                      The Vanguard Group
P.O. Box 2900                           455 Devon Park Drive
Valley Forge, PA 19482-2900             Wayne, PA 19087-1815
--------------------------------------------------------------------------------
A Note on Large Redemptions
It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all fund shareholders and so reserve the right to delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt the Fund's operation or performance. If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than in cash.
--------------------------------------------------------------------------------

OPTIONS FOR REDEMPTION PROCEEDS
You may receive your redemption proceeds in one of two ways: check, or exchange to another Vanguard fund.
--------------------------------------------------------------------------------
Check Redemptions
Normally, Vanguard will mail your check within two business days of a redemption.
--------------------------------------------------------------------------------
Exchange Redemptions
As described above, an exchange involves using the proceeds of your redemption to purchase shares of another Vanguard fund.
--------------------------------------------------------------------------------

FOR OUR MUTUAL PROTECTION
For your best interests and ours, Vanguard applies these additional requirements to redemptions:

Request in "Good Order"
All redemption requests must be received by Vanguard in "good order." This means that your request must include:
 . The Fund name and account number.
 . The amount of the transaction (in dollars or shares).
 . Signatures of all owners exactly as registered on the account (for mail requests).
 . Signature guarantees (if required).(*)
 . Any supporting legal documentation that may be required.
 . Any outstanding certificates representing shares to be redeemed.

(*)For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. A signature guarantee can be obtained from most banks, credit unions, and licensed brokers.

Transactions are processed at the next-determined share price after Vanguard has received all required information.
--------------------------------------------------------------------------------
Limits on Account Activity
Because excessive account transactions can disrupt management of the Fund and increase the Fund's costs for all shareholders, Vanguard limits account activity as follows:

 . You may make no more than two substantive "round trips" through each of the
  Funds during any 12-month period.
 . Your round trips through the Fund must be at least 30 days apart.
 . A Fund may refuse a share purchase at any time, for any reason.
 . Vanguard may revoke an investor's telephone exchange privilege at any time, for any reason.

A "round trip" is a redemption from one of the Funds followed by a purchase back into the same Fund. Also, "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of that Fund.
--------------------------------------------------------------------------------

                                                                              31
--------------------------------------------------------------------------------
Return Your Share Certificates
Any portion of your account represented by share certificates cannot be redeemed until you return the certificates to Vanguard. Certificates must be returned (unsigned), along with a letter requesting the sale or exchange you wish to process, via certified mail to:

The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815
--------------------------------------------------------------------------------
All Trades Final
Vanguard will not cancel any transaction request (including any purchase or redemption) that we believe to be authentic once the request has been received and a confirmation number assigned.
--------------------------------------------------------------------------------


Transferring Registration

You can transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to Vanguard.

First-class mail to:                    Express or Registered mail to:
The Vanguard Group                      The Vanguard Group
P.O. Box 1110                           455 Devon Park Drive
Valley Forge, PA 19482-1110             Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:                    Express or Registered mail to:
The Vanguard Group                      The Vanguard Group
P.O. Box 2900                           455 Devon Park Drive
Valley Forge, PA 19482-2900             Wayne, PA 19087-1815
--------------------------------------------------------------------------------


Fund and Account Updates

STATEMENTS AND REPORTS
We will send you account and tax statements to help you keep track of your Fund account throughout the year as well as when you are preparing your income tax returns.
 In addition, you will receive financial reports about your Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the advisers, and the Fund's financial statements which include a listing of the Fund's holdings.
 To keep the Funds' costs as low as possible (so that you and other shareholders can keep more of the Funds' investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, we send just one Fund report to that address--instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department at 1-800-662-2739.
--------------------------------------------------------------------------------
Confirmation Statement
Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction.
--------------------------------------------------------------------------------
Portfolio Summary [GRAPHIC APPEARS HERE]
Mailed quarterly for most accounts; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.
--------------------------------------------------------------------------------

32
Fund and Account Updates (continued)
--------------------------------------------------------------------------------
Fund Financial Reports
Mailed in February and August for these Funds.
--------------------------------------------------------------------------------
Tax Statements
Generally mailed in January; report previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.
--------------------------------------------------------------------------------
Average Cost Review Statement [GRAPHIC APPEARS HERE]
Issued quarterly for most taxable accounts (accompanies your Portfolio Summary); shows the average cost of shares that you redeemed during the calendar year, using the average cost single category method.
--------------------------------------------------------------------------------

Glossary of Investment Terms

Active Management
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Balanced Fund
A mutual fund that seeks to provide some combination of income, capital growth, and conservation of capital by investing in stocks, bonds, and/or money market instruments.

Bond
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

Capital Gains Distribution
Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

Cash Reserves
Cash deposits as well as short-term bank deposits and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Dividend Income
Payment to shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

Fund of Funds
A mutual fund that pursues its objective by investing in other mutual funds rather than in individual securities.

Investment Adviser
An organization that makes the day-to-day decisions regarding a fund's investments.

Mutual Fund
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Net Asset Value (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

Passive Management
A low-cost investment strategy in which a mutual fund attempts to match--rather than outperform--a particular stock or bond market index. Also known as indexing.

Price/Earnings (P/E) Ratio
The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Total Return
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

Volatility
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

Yield
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[LOGO APPEARS HERE]
Post Office Box 2600
Valley Forge, PA 19482-2600

For More Information
If you'd like more information about Vanguard LifeStrategy Funds, the following documents are available free upon request:

Annual/Semiannual Report to Shareholders
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

The Vanguard Group
Investor Information
Department
P.O. Box 2600
Valley Forge, PA 19482-2600

Telephone:
1-800-662-7447 (SHIP)

Text Telephone:
1-800-952-3335

World Wide Web:
www.vanguard.com

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department Telephone:
1-800-662-2739 (CREW)

Text Telephone:
1-800-662-2738

Information provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Funds are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009.

Funds' Investment Company Act
file number: 811-3919

(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

P088N-09/14/1999

Vanguard LifeStrategy Funds
Prospectus

September 14, 1999
A Group of Balanced Mutual Funds

    Contents

 1 Fund Profiles

    1 Vanguard LifeStrategy Income Fund

    4 Vanguard LifeStrategy Conservative Growth Fund

    7 Vanguard LifeStrategy Moderate Growth Fund

   10 Vanguard LifeStrategy Growth Fund

13 More on the Funds

18 The Funds and Vanguard

19 Investment Adviser

19 Year 2000 Challenge

20 Dividends, Capital Gains, and Taxes

21 Share Price

22 Financial Highlights

25 Investing with Vanguard

25 Services and Account Features

26 Types of Accounts

26 Buying Shares

28 Redeeming Shares

31 Transferring Registration

31 Fund and Account Updates

Glossary (inside back cover)


   Why Reading This Prospectus Is Important
   This prospectus explains the objective, risks, and strategies of each of the Vanguard LifeStrategy Funds. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk((R))" explanations along the way. Reading the prospectus will help you to decide which Fund, if any, is the right investment for you. We suggest that you keep it for future reference.

   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or pass upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Vanguard LifeStrategy Funds


Participant Prospectus
September 14, 1999

A Group of Balanced Mutual Funds

   Contents

 1 Fund Profiles

   1 Vanguard LifeStrategy Income Fund

   4 Vanguard LifeStrategy Conservative Growth Fund

   7 Vanguard LifeStrategy Moderate Growth Fund

  10 Vanguard LifeStrategy Growth Fund

13 More on the Funds

18 The Funds and Vanguard

19 Investment Adviser

19 Year 2000 Challenge

20 Dividends, Capital Gains, and Taxes

20 Share Price

21 Financial Highlights

24 Investing with Vanguard

24 Accessing Fund Information by Computer

Glossary (inside back cover)



--------------------------------------------------------------------------------
Why Reading This Prospectus Is Important

This prospectus explains the objective, risks, and strategies of each of the Vanguard LifeStrategy Funds. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk((R))" explanations along the way. Reading the prospectus will help you to decide which Fund, if any, is the right investment for you. We suggest that you keep it for future reference.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Important Note

This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
--------------------------------------------------------------------------------



Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequecy of this prospectus. Any representation to the contrary is a criminal offense.

An Introduction to Vanguard LifeStrategy Funds


This Prospectus provides information about the Vanguard LifeStrategy Funds, a group of balanced mutual funds that invest a fixed percentage of assets in up to five other Vanguard stock and bond mutual funds. Because they invest in other funds, rather than in individual securities, each Fund is considered a "fund of funds."
  The LifeStrategy Funds offer four distinct choices for different investment styles and life stages. Because an investor's risk tolerance, investment goals, investment time horizon, and financial circumstances are subject to change over time, the LifeStrategy Funds offer alternative strategies for attaining capital growth and income. The allocation to stocks and bonds in each LifeStrategy Fund reflects its greater or lesser emphasis on pursuing current income or growth of capital.
  The profiles that follow summarize each Fund's objective and other key features. Following the profiles, there is important additional information about the Funds.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                                  Fund of Funds

   The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. Funds of funds are best suited for long-term investors.
--------------------------------------------------------------------------------


Fund Profile--Vanguard LifeStrategy Income Fund

The following profile summarizes key features of Vanguard LifeStrategy Income Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide current income and some growth of capital.

INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 80% of assets to bonds and 20% to common stocks. The percentages of the Fund's assets allocated to each of the underlying funds are as follows:

 . Vanguard Total Bond Market Index Fund           50%
 . Vanguard Asset Allocation Fund                  25%
 . Vanguard Short-Term Corporate Fund              20%
 . Vanguard Total Stock Market Index Fund           5%

PRIMARY RISKS


The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests most of its assets in bonds, the Fund's overall level of risk should be relatively low.
 . With approximately 80% of its assets invested in bond funds, the Fund is primarily subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates; income risk, which is the chance that falling interest rates will cause the Fund's income to decline; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, thus reducing the underlying fund's return; and prepayment risk, which is the chance that during periods of falling interest

2
  rates, a bond issuer will repay its higher-yielding bond earlier than expected, forcing the underlying fund to reinvest the unanticipated proceeds at lower interest rates.
 . With approximately 20% of its assets invested in stock funds, the Fund is subject to stock market risk, which is the chance that stock prices in general will decline over short or even long periods.
 . The Fund is also subject to manager risk, which is the chance that the adviser of Vanguard Asset Allocation Fund may do a poor job of deciding on allocations to each asset class, thus causing the LifeStrategy Income Fund to underperform other funds with similar investment objectives.
  For additional information on investment risks, see More on the Funds.

PERFORMANCE/RISK INFORMATION
The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows the Fund's performance in each calendar year since inception. The table shows how the Fund's average annual returns for one calendar year and since inception compare with those of a broad-based bond market index and a composite stock/bond index weighted to match the Fund's target allocation. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                              Annual Total Returns
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

                         1995    1996    1997    1998
                        ------  ------  ------  ------
                        22.99%   7.65%  14.23%  13.17%

--------------------------------------------------------------------------------

  During the period shown in the bar chart, the highest return for a calendar quarter was 6.93% (quarter ended June 30, 1995) and the lowest return for a quarter was -0.01% (quarter ended March 31, 1996).

--------------------------------------------------------------------------------
         Average Annual Total Returns for Years Ended December 31, 1998
--------------------------------------------------------------------------------
                                                   1 Year     Since Inception*
--------------------------------------------------------------------------------
         Vanguard LifeStrategy Income Fund         13.17%           13.53%
         Lehman Aggregate Bond Index                8.69             9.46
         Income Composite Index(**)                11.22            11.91
--------------------------------------------------------------------------------
         *  September 30, 1994.
         ** Derived by applying the Fund's target allocation to the results of the following benchmarks: for U.S. stocks, the Wilshire 5000 Equity Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for cash reserves, the Salomon Smith Barney 3-Month U.S. Treasury Bill Index.
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended December 31, 1998.

         Shareholder Fees (fees paid directly from your investment)
         Sales Charge (Load) Imposed on Purchases:                      None
         Sales Charge (Load) Imposed on Reinvested Dividends:           None
         Redemption Fees:                                               None
         Exchange Fees:                                                 None

         Annual Fund Operating Expenses (expenses deducted from the underlying funds' assets)
         Indirect Operating Expenses:                                      *

         * Although the Fund incurs no net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See The Funds and Vanguard. The Fund's indirect expense ratio, based on its investments in the underlying Vanguard funds, was 0.29% as of December 31, 1998.

  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
    1 Year              3 Years              5 Years              10 Years
--------------------------------------------------------------------------------
     $30                  $93                  $163                 $368
--------------------------------------------------------------------------------

This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information

Dividends and Capital Gains
Dividends are distributed quarterly in March, June, September, and December; capital gains, if any, are distributed annually in December

Investment Adviser
The Fund does not employ an investment adviser, but benefits from the investment advisory services provided to the underlying Vanguard funds in which it invests

Inception Date
September 30, 1994

Net Assets as of December 31, 1998
$449 million

Newspaper Abbreviation
LifeInc

Vanguard Fund Number
723

Cusip Number
921909206

Ticker Symbol
VASIX

4


Fund Profile--Vanguard LifeStrategy Conservative Growth Fund

The following profile summarizes key features of Vanguard LifeStrategy Conservative Growth Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide current income and low to moderate growth of capital.

INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 60% of assets to bonds and 40% to common stocks. The percentages of the Fund's assets allocated to each of the underlying funds are as follows:
 . Vanguard Total Bond Market Index Fund            30%
 . Vanguard Asset Allocation Fund                   25%
 . Vanguard Short-Term Corporate Fund               20%
 . Vanguard Total Stock Market Index Fund           20%
 . Vanguard Total International Stock Index Fund     5%

PRIMARY RISKS

The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests more than half of its assets in bonds, the Fund's overall level of risk should be low to moderate.
 . With approximately 60% of its assets invested in bond funds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates; income risk, which is the chance that falling interest rates will cause the Fund's income to decline; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, thus reducing the underlying fund's return; and prepayment risk, which is the chance that during periods of falling interest rates, a bond issuer will repay its higher-yielding bond earlier than expected, forcing the underlying fund to reinvest the unanticipated proceeds at lower interest rates.
 . With approximately 40% of its assets invested in stock funds, the Fund is subject to stock market risk, which is the chance that stock prices in general will decline over short or even long periods.
 . The Fund is also subject to manager risk, which is the chance that the adviser of the Vanguard Asset Allocation Fund may do a poor job of deciding on allocations to each asset class, thus causing the LifeStrategy Conservative Growth Fund to underperform other funds with similar investment objectives. For additional information on investment risks, see More on the Funds.

PERFORMANCE/RISK INFORMATION
The bar chart and table on the following page provide an indication of the risks of investing in the Fund. The bar chart shows the Fund's performance in each calendar year since inception. The table shows how the Fund's average annual returns for one calendar year and since inception compare with those of broad-based stock and bond market indexes and a composite stock/bond index weighted to match the Fund's target allocation. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                              Annual Total Returns
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

                         1995    1996    1997    1998
                        ------  ------  ------  ------
                        24.35%  10.36%  16.81%  15.88%

--------------------------------------------------------------------------------

  During the period shown in the bar chart, the highest return for a calendar quarter was 8.84% (quarter ended December 31, 1998) and the lowest return for a quarter was -2.44% (quarter ended September 30, 1998).

--------------------------------------------------------------------------------
         Average Annual Total Returns for Years Ended December 31, 1998
--------------------------------------------------------------------------------
                                                      1 Year    Since Inception*
--------------------------------------------------------------------------------
    Vanguard LifeStrategy Conservative Growth Fund    15.88%          15.70%
    Lehman Aggregate Bond Index                        8.69            9.46
    Wilshire 5000 Index                               23.39           25.87
    Conservative Growth Composite Index**             14.19           14.37
--------------------------------------------------------------------------------
    *  September 30, 1994.

    ** Derived by applying the Fund's target allocation to the results of the following benchmarks: for U.S. stocks, the Wilshire 5000 Equity Index; for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for cash reserves, the Salomon Smith Barney 3-Month U.S. Treasury Bill Index.
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended December 31, 1998.

         Shareholder Fees (fees paid directly from your investment)
         Sales Charge (Load) Imposed on Purchases:                          None
         Sales Charge (Load) Imposed on Reinvested Dividends:               None
         Redemption Fees:                                                   None
         Exchange Fees:                                                     None

         Annual Fund Operating Expenses (expenses deducted from the underlying funds' assets)
         Indirect Operating Expenses:                                          *

         * Although the Fund incurs no net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See The Funds and Vanguard. The Fund's indirect expense ratio, based on its investments in the underlying Vanguard funds, was 0.29% as of December 31, 1998.

6

  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
    1 Year              3 Years              5 Years              10 Years
--------------------------------------------------------------------------------
      $30                 $93                  $163                 $368
--------------------------------------------------------------------------------

  This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information

Dividends and Capital Gains
Dividends are distributed quarterly in March, June, September, and December; capital gains, if any, are distributed annually in December

Investment Adviser The Fund does not employ an investment adviser, but benefits from the investment advisory services provided to the underlying Vanguard funds in which it invests

Inception Date
September 30, 1994

Net Assets as of December 31, 1998
$1.4 billion

Newspaper Abbreviation
LifeCon

Vanguard Fund Number
724

Cusip Number
921909305

Ticker Symbol
VSCGX

Fund Profile--Vanguard LifeStrategy Moderate Growth Fund

The following profile summarizes key features of Vanguard LifeStrategy Moderate Growth Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital and a low to moderate level of current income.

INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 60% of assets to common stocks and 40% to bonds. The percentages of the Fund's assets allocated to each of the underlying funds are as follows:

 . Vanguard Total Stock Market Index Fund             35%
 . Vanguard Total Bond Market Index Fund              30%
 . Vanguard Asset Allocation Fund                     25%
 . Vanguard Total International Stock Index Fund      10%

PRIMARY RISKS

The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests a significant portion of its assets in bonds, the Fund's overall level of risk should be moderate.
 . With approximately 60% of its investments in stock funds, the Fund is primarily subject to stock risks: stock market risk, which is the chance that stock prices in general will decline over short or even long periods; currency risk, which is the chance that returns will be hurt by a rise in the value of the U.S. dollar versus foreign currencies; and country risk, which is the chance that unfavorable developments in a particular country--for example, political troubles, financial problems, or natural disasters--will harm the international portion exposed to that particular country.
 . With approximately 40% of its assets in bond funds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, thus reducing the underlying fund's return; and prepayment risk, which is the chance that during periods of falling interest rates, a bond issuer will repay its higher-yielding bond earlier than expected, forcing the underlying fund to reinvest the unanticipated proceeds at lower interest rates.
 . The Fund is also subject to manager risk, which is the chance that the adviser of the Vanguard Asset Allocation Fund may do a poor job of deciding on allocations to each asset class, thus causing the LifeStrategy Moderate Growth Fund to underperform other funds with similar investment objectives.
  For additional information on investment risks, see More on the Funds.

PERFORMANCE/RISK INFORMATION
The bar chart and table on the following page provide an indication of the risks of investing in the Fund. The bar chart shows the Fund's performance in each calendar year since inception. The table shows how the Fund's average annual returns for one calendar year and since inception compare with those of broad-based stock and bond market indexes and a composite stock/bond index weighted to match the Fund's target allocation. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

8

--------------------------------------------------------------------------------
                              Annual Total Returns
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

                         1995    1996    1997    1998
                        ------  ------  ------  ------
                        27.94%  12.71%  19.77%  19.03%

--------------------------------------------------------------------------------

  During the period shown in the bar chart, the highest return for a calendar quarter was 13.08% (quarter ended December 31, 1998) and the lowest return for a quarter was -5.52% (quarter ended September 30, 1998).

--------------------------------------------------------------------------------
         Average Annual Total Returns for Years Ended December 31, 1998
--------------------------------------------------------------------------------
                                                    1 Year     Since Inception*
--------------------------------------------------------------------------------
     Vanguard LifeStrategy Moderate Growth Fund     19.03%          18.27%
     Lehman Aggregate Bond Index                     8.69            9.46
     Wilshire 5000 Index                            23.39           25.87
     Moderate Growth Composite Index**              17.83           17.69
--------------------------------------------------------------------------------
     *  September 30, 1994.

     ** Derived by applying the Fund's target allocation to the results of the following benchmarks: for U.S. stocks, the Wilshire 5000 Equity Index; for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for cash reserves, the Salomon Smith Barney 3-Month U.S. Treasury Bill Index.
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended December 31, 1998.

         Shareholder Fees (fees paid directly from your investment)
         Sales Charge (Load) Imposed on Purchases:                         None
         Sales Charge (Load) Imposed on Reinvested Dividends:              None
         Redemption Fees:                                                  None
         Exchange Fees:                                                    None

         Annual Fund Operating Expenses (expenses deducted from the underlying funds' assets)
         Indirect Operating Expenses:                                          *

         * Although the Fund incurs no net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See The Funds and Vanguard. The Fund's indirect expense ratio, based on its investments in the underlying Vanguard funds, was 0.29% as of December 31, 1998.

  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
     1 Year              3 Years              5 Years              10 Years
--------------------------------------------------------------------------------
       $30                 $93                  $163                 $368
--------------------------------------------------------------------------------

  This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information

Dividends and Capital Gains
Dividends are distributed semiannually in June and December; capital gains, if any, are distributed annually in December

Investment Adviser
The Fund does not employ an investment adviser, but benefits from the investment advisory services provided to the underlying Vanguard funds in which it invests

Inception Date
September 30, 1994

Net Assets as of December 31, 1998
$2.2 billion

Newspaper Abbreviation
LifeMod

Vanguard Fund Number
914

Cusip Number
921909404

Ticker Symbol
VSMGX

10


Fund Profile--Vanguard LifeStrategy Growth Fund

The following profile summarizes key features of Vanguard LifeStrategy Growth Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital and some current income.

INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 80% of assets to common stocks and 20% to bonds. The percentages of the Fund's assets allocated to each of the underlying funds are as follows:
 . Vanguard Total Stock Market Index Fund            50%
 . Vanguard Asset Allocation Fund                    25%
 . Vanguard Total International Stock Index Fund     15%
 . Vanguard Total Bond Market Index Fund             10%

PRIMARY RISKS

The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. Because stocks usually are more volatile than bonds, and the Fund invests more in stocks than the other LifeStrategy Funds, the Fund's overall level of risk should be high compared with those funds; however, the level of risk should be lower than that of a fund investing entirely in stocks.
 . With approximately 80% of its assets invested in stock funds, the Fund is primarily subject to stock risks: stock market risk, which is the chance that stock prices in general will decline over short or even long periods; currency risk, which is the chance that returns will be hurt by a rise in the value of the U.S. dollar versus foreign currencies; and country risk, which is the chance that unfavorable developments in a particular country--for example, political troubles, financial problems, or natural disasters--will harm the international portion exposed to that particular country.
 . With approximately 20% of its assets invested in bond funds, the Fund is subject to interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates.
 . The Fund is also subject to manager risk, which is the chance that the adviser of the Vanguard Asset Allocation Fund may do a poor job of deciding on allocations to each asset class, thus causing the LifeStrategy Growth Fund to underperform other funds with similar investment objectives.
  For additional information on investment risks, see More on the Funds.

PERFORMANCE/RISK INFORMATION
The bar chart and table on the following page provide an indication of the risks of investing in the Fund. The bar chart shows the Fund's performance in each calendar year since inception. The table shows how the Fund's average annual returns for one calendar year and since inception compare with those of a broad-based stock market index and a composite stock/bond index weighted to match the Fund's target allocation. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

11


--------------------------------------------------------------------------------
                              Annual Total Returns
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

                         1995    1996    1997    1998
                        ------  ------  ------  ------
                        29.24%  15.41%  22.26%  21.40%

--------------------------------------------------------------------------------

  During the period shown in the bar chart, the highest return for a calendar quarter was 17.31% (quarter ended December 31, 1998) and the lowest return for a quarter was -8.84% (quarter ended September 30, 1998).

--------------------------------------------------------------------------------
         Average Annual Total Returns for Years Ended December 31, 1998
--------------------------------------------------------------------------------
                                               1 Year         Since Inception*
--------------------------------------------------------------------------------
     Vanguard LifeStrategy Growth Fund          21.40%             20.52%
     Wilshire 5000 Index                        23.39              25.87
     Growth Composite Index**                   20.48              20.09
--------------------------------------------------------------------------------

     *  September 30, 1994.
     ** Derived by applying the Fund's target allocation to the results of the following benchmarks: for U.S. stocks, the Wilshire 5000 Equity Index; for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for cash reserves, the Salomon Smith Barney 3-Month U.S. Treasury Bill Index.
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended December 31, 1998.

         Shareholder Fees (fees paid directly from your investment)
         Sales Charge (Load) Imposed on Purchases:                          None
         Sales Charge (Load) Imposed on Reinvested Dividends:               None
         Redemption Fees:                                                   None
         Exchange Fees:                                                     None

         Annual Fund Operating Expenses (expenses deducted from the underlying funds' assets)
         Indirect Operating Expenses:                                          *

         * Although the Fund incurs no net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See The Funds and Vanguard. The Fund's indirect expense ratio, based on its investments in the underlying Vanguard funds, was 0.29% as of December 31, 1998.

12

  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
    1 Year              3 Years              5 Years              10 Years
--------------------------------------------------------------------------------
      $30                 $93                  $163                 $368
--------------------------------------------------------------------------------

  This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information

Dividends and Capital Gains
Dividends are distributed semiannually in June and December; capital gains, if any, are distributed annually in December

Investment Adviser
The Fund does not employ an investment adviser, but benefits from the investment advisory services provided to the underlying Vanguard funds in which it invests

Inception Date
September 30, 1994

Net Assets as of December 31, 1998
$1.9 billion

Newspaper Abbreviation
LifeGro

Vanguard Fund Number
122

Cusip Number
921909503

Ticker Symbol
VASGX

More on the Funds

The following sections discuss other important features of the Vanguard LifeStrategy Funds. You will find information about the risks of investing in each Fund throughout these sections.

Asset Allocation Framework
Asset allocation--that is, dividing your investment among stocks, bonds, and cash reserves--is one of the most critical decisions an investor makes. Selecting the appropriate mix should be based on personal investment objectives, time horizons, and risk tolerances. The LifeStrategy Funds offer varying degrees of risk and reward by holding different combinations of assets, thereby providing shareholders with a simple way to meet investment needs at different stages of life.
  Each Fund invests in up to five underlying Vanguard funds to pursue a target allocation of stocks, bonds, and cash instruments(*). Because one of the underlying funds (Vanguard Asset Allocation Fund) periodically shifts its holdings among asset classes, each LifeStrategy Fund's asset mix can fluctuate within a prescribed range. The tables below illustrate the expected asset allocation and the potential allocation ranges for each Fund:

--------------------------------------------------------------------------------
                            Expected Asset Allocation
--------------------------------------------------------------------------------
                                             Stocks         Bonds          Cash*
--------------------------------------------------------------------------------
    LifeStrategy Income Fund                  20%            80%            0%
    LifeStrategy Conservative Growth Fund     40%            60%            0%
    LifeStrategy Moderate Growth Fund         60%            40%            0%
    LifeStrategy Growth Fund                  80%            20%            0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Potential Asset Allocation Range
--------------------------------------------------------------------------------
                                            Stocks          Bonds         Cash*
--------------------------------------------------------------------------------
    LifeStrategy Income Fund                5%-30%         70%-95%        0%-25%
    LifeStrategy Conservative Growth Fund   25%-50%        50%-75%        0%-25%
    LifeStrategy Moderate Growth Fund       45%-70%        30%-55%        0%-25%
    LifeStrategy Growth Fund                65%-90%        10%-35%        0%-25%
--------------------------------------------------------------------------------

* "Cash" consists of any cash instruments held by Vanguard Asset Allocation Fund, one of the underlying Vanguard funds in which the LifeStrategy Funds invest.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                                 Balanced Funds

   Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of growth, income, and conservation of capital by investing in a mix of stocks, bonds, and/or money market instruments. Because the prices of stocks and bonds often move in different directions, balanced funds are able to use rewards from one type of investment to help offset the risks from another.
--------------------------------------------------------------------------------

14


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                             Large-Cap, Mid-Cap, and
                                Small-Cap Stocks

  Stocks of publicly traded companies--and mutual funds that hold these stocks-- can be classified by the companies' market value, or capitalization. Generally, Vanguard defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a market value exceeding $10 billion. Mid-cap funds hold stocks of companies with a market value between $1 billion and $10 billion. Small-cap funds typically hold stocks of companies with a market value of $1 billion or less.
--------------------------------------------------------------------------------

Primary Investment Strategies
This section explains how the Funds pursue their individual objectives by investing in different combinations of Vanguard funds that hold stocks, bonds, and cash instruments. In addition, this section discusses several important risks faced by investors in some or all of the Funds. The Funds' Board of Trustees oversees the management of the Funds, and may change the investment strategies in the interest of shareholders.

Market Exposure
Stocks
By owning shares of other Vanguard mutual funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in U.S. common stocks, with emphasis on large-cap stocks, and to a lesser extent in foreign stocks (except that LifeStrategy Income Fund will not invest in foreign stocks).

[GRAPHIC OF    The Funds are subject to stock market risk, which is the
FLAG APPEARS   possibility that stock prices overall will decline over short or
HERE]          even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

  To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

--------------------------------------------------------------------------------
                      U.S. Stock Market Returns (1926-1998)
--------------------------------------------------------------------------------
                            1 Year       5 Years        10 Years        20 Years
--------------------------------------------------------------------------------
Best                         54.2%        24.1%           19.9%           17.7%
Worst                       -43.1        -12.4            -0.8             3.1
Average                      13.1         10.7            11.0            11.0
--------------------------------------------------------------------------------

  The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1998. You can see, for example, that while the average return on stocks for all of the 5-year periods was 10.7%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 24.1% (from 1994 through
1998). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or these Funds in particular.
  Through their investments in one underlying fund (the Asset Allocation Fund), the Funds will hold a diversified combination of common stocks intended to parallel the performance of the S&P 500 Index, which is dominated by large-cap U.S. common stocks. Through another underlying fund (the Total Stock Market Index Fund), each Fund will hold a representative sample of the securities in the Wilshire 5000 Equity Index--a benchmark for the entire U.S. stock market.
  Keep in mind that a significant portion of the market value of the Wilshire 5000 Index (about 22% as of December 31, 1998) is comprised of securities not included in the S&P 500 Index. These securities are overwhelmingly mid- and small-cap stocks, which historically have been more volatile than--and at times have performed quite differently from--the stocks of larger companies.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                            Bonds and Interest Rates

  As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                                Bond Maturities

  A bond is issued with a specific maturity date--the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short-term) to 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise-but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take greater risks in hope of higher yields; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

  By owning shares of Vanguard Total International Stock Index Fund, which invests in foreign stocks, the LifeStrategy Conservative Growth, Moderate Growth, and Growth Funds are subject to country risk and currency risk. Country risk is the chance that political troubles (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Currency risk is the chance that a stronger U.S. dollar will reduce returns for Americans investing overseas. Generally, when the dollar rises in value against a foreign currency, your investment in that country loses value because its currency is worth fewer U.S. dollars.

Bonds
By owning shares of other Vanguard mutual funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in government, agency, and corporate bonds.

[GRAPHIC OF    The Funds are subject to interest rate risk, which is the
FLAG APPEARS   possibility that bond prices overall will decline over short or
HERE]          even long periods due to rising interest rates. Interest rate risk is modest for shorter-term bonds and higher for longer-term bonds.

  Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly due to rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
  To illustrate the relationship between bond prices and interest rates, the following table shows the impact of a 2% change (both up and down) in interest rates on three bonds of different maturities, each with a face value of $1,000.

--------------------------------------------------------------------------------
            How Interest Rate Changes Affect Bond Prices*
--------------------------------------------------------------------------------
                                Value of a $1,000 Bond   Value of a $1,000 Bond
Type of Bond                      After a 2% Increase      After a 2% Decrease
(Maturity)                         in Interest Rates        in Interest Rates
--------------------------------------------------------------------------------
Short-Term (2.5 years)                   $956                    $1,046
Intermediate-Term (10 years)              870                     1,156
Long-Term (20 years)                      816                     1,251
--------------------------------------------------------------------------------
* Assuming a 7% yield.
--------------------------------------------------------------------------------

  These figures are intended only to illustrate interest rate risk; they should not be regarded as an indication of future returns from the bond market as a whole, or any Fund in particular.
  Changes in interest rates will affect bond income as well as bond prices.

[GRAPHIC OF    The Funds are subject to income risk, which is the possibility
FLAG APPEARS   that a Fund's dividends (income) will decline due to falling
HERE]          interest rates. Income risk is generally higher for short-term bonds, and lower for long-term bonds.

16


  Income risk is a concern primarily for the LifeStrategy Income and Conservative Growth Funds, which, through their ownership of Vanguard Short-Term Corporate Fund, indirectly own more short-term bonds.

[GRAPHIC OF    The Funds are subject to prepayment risk, which is the
FLAG APPEARS   possibility that during periods of falling interest rates, a bond
HERE]          issuer will repay its higher-yielding bond earlier than
               scheduled. Forced to reinvest the unanticipated proceeds at lower rates, the underlying fund would experience a decline in income.

  The risk of prepayment applies primarily to intermediate- and long-term corporate bonds and mortgage-backed bonds, which comprise a significant portion of Vanguard Total Bond Market Index Fund. Prepayment risk is a concern primarily for the LifeStrategy Income Fund, which will invest half its assets in the Total Bond Market Index Fund.

[GRAPHIC OF    The Funds are subject to credit risk, which is the possibility
FLAG APPEARS   that a bond issuer will fail to pay interest and principal in a
HERE]          timely manner.

   The credit quality of the bonds held by the underlying funds is expected to be very high, and thus credit risk of the LifeStrategy Funds should be low.
  To a limited extent, the Funds are also indirectly exposed to event risk, which is the possibility that corporate fixed-income securities held by underlying funds may suffer a substantial decline in credit quality and market value due to a corporate restructuring.

Cash
Through one underlying fund (Vanguard Asset Allocation Fund), from 0% to 25% of the assets of each LifeStrategy Fund can be invested in cash instruments. These potential cash holdings make the Funds subject to inflation risk, which is the possibility that the rising cost of living may erode the purchasing power of your investment over time.
  Since the Asset Allocation Fund typically invests only a small portion of its assets in cash instruments, and the LifeStrategy Funds invest only one-fourth of their assets in the Asset Allocation Fund, inflation risk to the Funds is very low.

Security Selection

Underlying Funds
Each Fund seeks to achieve its objective by investing in fixed percentages of four or five underlying Vanguard funds. The following table shows these percentages for each Fund.

--------------------------------------------------------------------------------
                                                 LifeStrategy Fund
                                     -------------------------------------------
                                             Conservative    Moderate
   Underlying Vanguard Fund          Income     Growth        Growth      Growth
--------------------------------------------------------------------------------
   Total Stock Market Index            5%         20%           35%         50%
   Total International Stock Index    --           5            10          15
   Total Bond Market Index            50          30            30          10
   Short-Term Corporate               20          20            --          --
   Asset Allocation                   25          25            25          25
--------------------------------------------------------------------------------
   Total                             100%        100%          100%        100%
--------------------------------------------------------------------------------

  The allocation of each Fund's assets among the underlying funds is made by the LifeStrategy Funds' Board of Trustees based on the Fund's investment objective and policies, and may be changed from time to time without shareholder approval. The Funds' investments in the underlying funds may be limited at times by certain factors. For example, the Board of Trustees of an underlying fund may impose limits on additional investments in the fund.

  The following briefly describes the five underlying Vanguard funds in which the Funds invest.
 . Vanguard Total Stock Market Index Fund seeks to provide investment results that parallel the performance of the unmanaged Wilshire 5000 Index, which consists of all U.S. common stocks traded on the New York and American Stock Exchanges and the NASDAQ over-the-counter market.
 . Vanguard Total International Stock Index Fund seeks to provide investment results that parallel the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index plus the MSCI Select Emerging Markets Free Index. The fund has exposure to stocks in more than 35 foreign countries. Note: Purchases of the Total International Stock Index Fund by the LifeStrategy Funds (other than purchases with reinvested dividends or capital gains) are subject to a transaction fee of 0.50%. This fee is not a sales load; it is retained by the Total International Stock Index Fund to offset the high costs of trading international securities. The transaction fee ensures that these higher costs are borne by the investors making the transactions--and not by the shareholders already in the fund.
 . Vanguard Total Bond Market Index Fund seeks to provide investment results that parallel the performance of the Lehman Brothers Aggregate Bond Index. The fund is designed to provide investors with a low-cost method of consistently capturing the return of the U.S. bond market, as defined by its benchmark index.
 . Vanguard Short-Term Corporate Fund invests in a diversified portfolio of investment-grade corporate bonds with an expected average maturity of two to three years.
 . Vanguard Asset Allocation Fund invests in a mix of common stocks (selected to parallel the performance of the S&P 500 Index), long-term U.S. Treasury bonds, and cash equivalents. The allocations are designed to take advantage of perceived imbalances in the relative returns and risks of each asset class. At any given time, the adviser may allocate all, a portion, or none of the fund's assets to stocks, bonds, or cash reserves.

[GRAPHIC OF    Through their investments in Vanguard Asset Allocation Fund, the
FLAG APPEARS   LifeStrategy Funds are subject to manager risk, which is the
HERE]          possibility that the fund's adviser could do a poor job of deciding on allocations to each asset class.

Temporary Defensive Measures
The Funds' underlying funds may, from time to time, take temporary defensive measures--such as holding cash reserves without limit--that are inconsistent with the funds' primary investment strategies, in response to adverse market, economic, political, or other conditions. If one or more of the underlying funds take temporary defensive measures, the LifeStrategy Funds may not achieve their investment objective.

Costs and Market-Timing
Some investors try to profit from market-timing--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Funds have adopted the following policies, among others, designed to discourage short-term trading:
 . Each Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds-- that it regards as disruptive to the efficient management of the Fund or the underlying funds. A purchase request could be rejected because of the timing of the request or because of a history of excessive trading by the investor.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                             The Costs of Investing

  Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the buying and selling of securities by the fund. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

18


 . There is a limit on the number of times you can exchange into and out of each
  Fund (see "Exchanges" in the Investing with Vanguard section).
 . Each Fund reserves the right to stop offering shares at any time.

  The Vanguard funds do not permit market-timing. Do not invest in these Funds if you are a market-timer.

The Funds and Vanguard

The LifeStrategy Funds have entered into an Agreement with Vanguard under which Vanguard provides all management, administrative, and distribution services to the Funds at cost. The Funds owe Vanguard a sum sufficient to cover Vanguard's out-of-pocket costs. The Funds also bear the expenses of services provided by other parties (such as auditors, legal counsel, and the Fund's custodian), as well as taxes and other direct expenses of the Fund. However, the Agreement provides that the Funds' expenses will be offset by a reimbursement from Vanguard for (a) contributions made by the Funds to the cost of operating the underlying Vanguard funds in which the LifeStrategy Funds invest, and (b) certain savings in administrative and marketing costs that Vanguard is expected to derive from the operation of the Funds.
  The Funds' Trustees believe that the reimbursements should be sufficient to offset most, if not all, of the expenses incurred by the Funds. Therefore, the Funds are expected to operate at a very low or zero expense ratio. Since their inception in 1994, the Funds in fact have had no direct net expenses.
  Of course, shareholders of the LifeStrategy Funds will still bear, indirectly, their proportionate share of the costs of operating the underlying Vanguard funds. During their most recent fiscal years, the underlying funds had the following expense ratios:
 . Total Stock Market Index            0.20%
 . Total International Stock Index     0.34%
 . Total Bond Market Index             0.20%
 . Short-Term Corporate                0.27%
 . Asset Allocation                    0.49%

  Based on the percentage of each underlying fund owned, the LifeStrategy Funds had the following indirect expense ratios as of December 31, 1998:

--------------------------------------------------------------------------------
         Fund                                           Indirect Expense Ratio
--------------------------------------------------------------------------------
         LifeStrategy Income                                     0.29%
         LifeStrategy Conservative Growth                        0.29%
         LifeStrategy Moderate Growth                            0.29%
         LifeStrategy Growth                                     0.29%
--------------------------------------------------------------------------------




                                PLAIN TALK ABOUT

                      Vanguard's Unique Corporate Structure

    The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.

Investment Adviser

The Life Strategy Funds do not employ an investment adviser, but they benefit from the investment advisory services rendered to the underlying funds. The underlying funds are managed by the following investment advisory firms:

--------------------------------------------------------------------------------
Underlying Fund                            Investment Advisory Firm
--------------------------------------------------------------------------------
Vanguard Total Stock Market Index Fund     Vanguard Core Management Group
--------------------------------------------------------------------------------
Vanguard Total International Stock         Vanguard Core Management Group*
Index Fund
--------------------------------------------------------------------------------
Vanguard Total Bond Market Index Fund      Vanguard Fixed Income Group
--------------------------------------------------------------------------------
Vanguard Short-Term Corporate Fund         Vanguard Fixed Income Group
--------------------------------------------------------------------------------
Vanguard Asset Allocation Fund             Mellon Capital Management Corporation
--------------------------------------------------------------------------------
* Vanguard Total International Stock Index Fund does not have its own investment adviser, but rather benefits from the advisory services provided by the Core Management Group to the three underlying funds in which the Total International Stock Index Fund invests: Vanguard European Stock Index Fund, Vanguard Pacific Stock Index Fund, and Vanguard Emerging Markets Stock Index Fund. The Core Management Group also manages the Total International Stock Index Fund's cash assets, if any.
--------------------------------------------------------------------------------

  The chart below briefly describes each investment advisory firm:

--------------------------------------------------------------------------------
Firm                                    Background
--------------------------------------------------------------------------------
Mellon Capital Management Corporation   Based in San Francisco, California
                                        Founded in 1983
                                        Manages more than $73 billion in assets
--------------------------------------------------------------------------------
Vanguard Core Management Group          Based in Valley Forge, Pennsylvania
                                        Founded in 1974
                                        Manages more than $147 billion in assets
--------------------------------------------------------------------------------
Vanguard Fixed Income Group             Based in Valley Forge, Pennsylvania
                                        Founded in 1974
                                        Manages more than $127 billion in assets
--------------------------------------------------------------------------------

  The Board of Trustees of an underlying fund may, without prior approval from shareholders of the underlying fund or the LifeStrategy Funds, change the terms of any advisory agreement or hire a new investment adviser, either as a replacement for an adviser or as an additional adviser.

Year 2000 Challenge

The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.
  The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing of our internal systems. Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.

20

   In addition to taking every reasonable step to secure our internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Funds' operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternate solutions if necessary.
   However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on the Funds' business, operations, or financial condition. Additionally, the Funds' performance could be hurt if a computer-system failure at a company or governmental unit affects the price of securities the Funds' underlying funds own.


Dividends, Capital Gains, and Taxes

Each of the LifeStrategy Funds distributes to shareholders virtually all of its net income (interest and dividends paid by the underlying funds) as well as any capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. The Income and Conservative Growth Funds distribute their net income in March, June, September, and December, while the Moderate Growth and Growth Funds pay such distributions each June and December. Capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.
   Dividend and capital gains distributions of Fund shares that are held as an investment option in an employer-sponsored retirement or savings plan will be reinvested in additional Fund shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Description, or your tax adviser about the tax consequences of an investment in any of the Funds and of any plan withdrawals.

Share Price

Each Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments (i.e., shares of the underlying Vanguard funds) and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:
                                      Total Assets   -   Liabilities
             Net Asset Value = --------------------------------------------
                                       Number of Shares Outstanding

   Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.
   The Funds' share prices can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Funds' names, but the most common are:
LifeInc, LifeCon, LifeMod, and LifeGro.

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund's financial performance since inception, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Funds' financial statements--is included in the Funds' most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

-------------------------------------------------------------------------------------------------
                                                   Vanguard LifeStrategy Income Fund
                                                   Year Ended December 31,
                                           -------------------------------------- Sep. 30* to
                                             1998      1997      1996      1995   Dec. 31, 1994
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $12.43    $11.55    $11.54    $ 9.88      $10.00
-------------------------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                       .63       .63       .64       .49         .14
  Capital Gains Distributions Received        .20       .15       .19       .09          --
  Net Realized and Unrealized
   Gain (Loss) on Investments                 .78       .83       .03      1.66        (.12)
                                           ------------------------------------------------------
   Total from Investment Operations          1.61      1.61       .86      2.24         .02
                                           ------------------------------------------------------
Distributions
  Dividends from Net
   Investment Income                         (.63)     (.63)     (.64)     (.49)       (.14)
  Distributions from Realized
   Capital Gains                             (.19)     (.10)     (.21)     (.09)         --
                                           ------------------------------------------------------
   Total Distributions                       (.82)     (.73)     (.85)     (.58)       (.14)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $13.22    $12.43    $11.55    $11.54      $ 9.88
=================================================================================================

Total Return                                13.17%    14.23%     7.65%    22.99        0.20%
=================================================================================================
Ratios/Supplemental Data
  Net Assets, End of Period (Millions)     $  449    $  244    $  151    $  121      $   11
  Ratio of Expenses to
   Average Net Assets                           0%        0%        0%        0%          0%
  Ratio of Net Investment Income to
   Average Net Assets                        5.24%     5.54%     5.66%     5.76%       7.31%**
  Turnover Rate                                 3%        6%       22%        4%          1%
=================================================================================================

 * Inception date.
** Annualized.

  From time to time, the Vanguard funds advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.


    -----------------------------------------------------------------------
                                PLAIN TALK ABOUT

                           How to Read the Financial
                                Highlights Tables

    This explanation uses the LifeStrategy Income Fund as an example. The Fund began fiscal 1998 with a net asset value (price) of $12.43 per share. During the year, the Fund earned $.63 per share from investment income, $.20 per share in capital gains distributions, and $.78 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.
      Shareholders received $.82 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.
      The earnings ($1.61 per share) minus the distributions ($.82 per share) resulted in a share price of $13.22 at the end of the year. This was an increase of $.79 per share (from $12.43 at the beginning of the year to $13.22 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 13.17% for the year.
      As of December 31, 1998, the Fund had $449 million in net assets. For the year, its net investment income amounted to 5.24% of its average net assets; and it sold and replaced securities valued at 3% of its net assets.
    -----------------------------------------------------------------------

22

----------------------------------------------------------------------------------------------------------------------------
                                                                     Vanguard LifeStrategy Conservative Growth Fund
                                                                         Year Ended December 31,
                                                             ---------------------------------------------     Sep. 30* to
                                                               1998         1997         1996         1995   Dec. 31, 1994
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $13.40       $12.14       $11.68       $ 9.89       $10.03
----------------------------------------------------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                                         .58          .56          .53          .47          .14
  Capital Gains Distributions Received                          .20          .18          .20          .11          .01
  Net Realized and Unrealized Gain (Loss) on Investments       1.32         1.27          .46         1.80         (.14)
                                                             ---------------------------------------------------------------
    Total from Investment Operations                           2.10         2.01         1.19         2.38          .01
                                                             ---------------------------------------------------------------
Distributions
  Dividends from Net Investment Income                         (.59)        (.56)        (.53)        (.47)        (.14)
  Distributions from Realized Capital Gains                    (.20)        (.19)        (.20)        (.12)        (.01)
                                                             ---------------------------------------------------------------
    Total Distributions                                        (.79)        (.75)        (.73)        (.59)        (.15)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $14.71       $13.40       $12.14       $11.68       $ 9.89
============================================================================================================================

Total Return                                                  15.88%       16.81%       10.36%       24.35%        0.10%
============================================================================================================================

Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                       $1,416       $  803       $  462       $  219       $   41
  Ratio of Expenses to Average Net Assets                         0%           0%           0%           0%           0%
  Ratio of Net Investment Income to Average Net Assets         4.32%        4.61%        4.86%        5.14%        7.07%**
  Turnover Rate                                                   3%           1%           2%           1%           0%
============================================================================================================================

   * Inception date.
  ** Annualized.

----------------------------------------------------------------------------------------------------------------------------
                                                                     Vanguard LifeStrategy Moderate Growth Fund
                                                                        Year Ended December 31,
                                                             --------------------------------------------      Sep. 30* to
                                                               1998         1997         1996         1995   Dec. 31, 1994
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $14.81       $12.97       $12.11       $ 9.86       $10.08
----------------------------------------------------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                                        .510         .490          .44          .36          .14
  Capital Gains Distributions Received                         .241         .236          .22          .13          .01
  Net Realized and Unrealized Gain (Loss) on Investments      2.054        1.819          .87         2.25         (.22)
                                                             ---------------------------------------------------------------
    Total from Investment Operations                          2.805        2.545         1.53         2.74         (.07)
                                                             ---------------------------------------------------------------
Distributions
  Dividends from Net Investment Income                        (.510)       (.490)        (.44)        (.36)        (.14)
  Distributions from Realized Capital Gains                   (.245)       (.215)        (.23)        (.13)        (.01)
                                                             ---------------------------------------------------------------
    Total Distributions                                       (.755)       (.705)        (.67)        (.49)        (.15)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $16.86       $14.81       $ 12.97      $12.11       $ 9.86
============================================================================================================================

Total Return                                                  19.03%       19.77%        12.71%      27.94%       -0.70%
============================================================================================================================

Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                       $2,202       $1,358       $   826      $  235       $   35
  Ratio of Expenses to Average Net Assets                         0%           0%            0%          0%           0%
  Ratio of Net Investment Income to Average Net Assets         3.43%        3.72%         3.98%       4.42%        7.10%**
  Turnover Rate                                                   5%           2%            3%          1%           0%
============================================================================================================================

 *  Inception date
 ** Annualized.

---------------------------------------------------------------------------------------------------------------------------
                                                                         Vanguard LifeStrategy Growth Fund
                                                                          Year Ended December 31,
                                                             --------------------------------------------      Sep. 30* to
                                                               1998         1997         1996         1995   Dec. 31, 1994
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $16.04       $13.68       $12.36       $ 9.93       $10.10
---------------------------------------------------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                                        .410          .39          .34          .32          .13
  Capital Gains Distributions Received                         .264          .28          .24          .14          .02
  Net Realized and Unrealized Gain (Loss) on Investments      2.751         2.36         1.32         2.43         (.16)
                                                             --------------------------------------------------------------
   Total from Investment Operations                           3.425         3.03         1.90         2.89         (.01)
                                                             --------------------------------------------------------------
Distributions
  Dividends from Net Investment Income                        (.410)        (.38)        (.35)        (.31)        (.14)
  Distributions from Realized Capital Gains                   (.265)        (.29)        (.23)        (.15)        (.02)
                                                             --------------------------------------------------------------
   Total Distributions                                        (.675)        (.67)        (.58)        (.46)        (.16)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $18.79       $16.04       $13.68       $12.36       $ 9.93
===========================================================================================================================

Total Return                                                  21.40%       22.26%       15.41%       29.24%       -0.10%
===========================================================================================================================

Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                       $1,924       $1,184       $  629       $  217       $   38
  Ratio of Expenses to Average Net Assets                         0%           0%           0%           0%           0%
  Ratio of Net Investment Income to Average Net Assets         2.53%        2.84%        3.18%        3.67%        7.06%**
  Turnover Rate                                                   2%           1%           0%           1%           1%
===========================================================================================================================

 * Inception date
** Annualized.

24


Investing with Vanguard

One or more of the Funds may be an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Funds as an investment option.
 . If you have any questions about a Fund or Vanguard, including a Fund's investment objectives, strategies, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.
 . If you have questions about your account, contact your plan administrator or the organization that provides record-keeping services for your plan.

Investment Options and Allocations
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

Transactions
Contributions, exchanges, or redemptions of the Funds' shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
  In all cases, your transaction will be based on the Fund's next-determined net asset value after Vanguard receives your request (or, in the case of new contributions, the next-determined net asset value after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will receive that day's net asset value.

Exchanges
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of a Fund and increase its transaction costs, Vanguard limits participant exchange activity to no more than four substantive "round trips" through each of the Funds (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from one of the Funds followed by a purchase back into the same Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of that Fund.
  Before making an exchange to or from another fund available in your plan, consider the following:
 . Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
 . Make sure to read that fund's prospectus. Contact Participant Services, toll-free, at 1-800-523-1188 for a copy.
 . Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.


Accessing Fund Information by Computer

--------------------------------------------------------------------------------
Vanguard on the World Wide Web  www.vanguard.com
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.
--------------------------------------------------------------------------------

Glossary of Investment Terms

Active Management
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Balanced Fund
A mutual fund that seeks to provide some combination of income, capital growth, and conservation of capital by investing in stocks, bonds, and/or money market instruments.

Bond
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

Capital Gains Distribution
Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

Cash Reserves
Cash deposits as well as short-term bank deposits and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Dividend Income
Payment to shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1distribution fees.

Fund of Funds
A mutual fund that pursues its objective by investing in other mutual funds rather than in individual securities.

Investment Adviser
An organization that makes the day-to-day decisions regarding a fund's investments.

Mutual Fund
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Net Asset Value (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

Passive Management
A low-cost investment strategy in which a mutual fund attempts to match--rather than outperform--a particular stock or bond market index. Also known as indexing.

Price/Earnings (P/E) Ratio
The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Total Return
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

Volatility
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

Yield
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[LOGO OF THE VANGUARD GROUP APPEARS HERE]

Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900


For More Information
If you'd like more information about Vanguard LifeStrategy Funds, the following documents are available free upon request:

Annual/Semiannual Report to Shareholders
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

The Vanguard Group
Participant Services Center
P.O. Box 2900
Valley Forge, PA 19482-2900

Telephone:
1-800-523-1188

Text Telephone:
1-800-523-8004

World Wide Web:
www.vanguard.com

Information provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Funds are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009.

Funds' Investment Company Act file number: 811-3919

                                                (C)1999 The Vanguard Group, Inc.
                                                All rights reserved.
                                                Vanguard Marketing Corporation,
                                                Distributor.

                                                1088N-9/14/1999

  The Vanguard International Stock Index Funds' (Total International Stock In-dex Fund) prospectus from the prior filing is incorporated by reference.

                                    PART B

                              VANGUARD STAR FUNDS
                                  (the Trust)

                      STATEMENT OF ADDITIONAL INFORMATION

                            September 14, 1999

  This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectuses (dated September 14, 1999). To obtain the Prospectuses or an additional 1998 Annual Report to Shareholders, which con-tains the Funds' Financial Statements as hereby incorporated by reference, please call the Investor Information Department:


                          1-800-662-7447 (SHIP)

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Description of the Trust...................................................  B-1
Fundamental Investment Limitations.........................................  B-3
Investment Policies........................................................  B-4
Management of the Trust.................................................... B-10
Investment Advisory Services............................................... B-12
Portfolio Transactions..................................................... B-23
Purchase of Shares......................................................... B-24
Redemption of Shares....................................................... B-24
Share Price................................................................ B-25
Yield and Total Return..................................................... B-25
Comparative Indexes........................................................ B-26
Financial Statements....................................................... B-29

                           DESCRIPTION OF THE TRUST

Organization

  The Trust was organized as a Pennsylvania business trust in 1983, and was reorganized as a Delaware business trust in June 1998. The Trust is registered with the United States Securities and Exchange Commission (the Commission) un-der the Investment Company Act of 1940 (the 1940 Act) as an open-end diversi-fied management investment company. It currently offers the following funds:

                              Vanguard STAR Fund
                       Vanguard LifeStrategy Income Fund
                       Vanguard LifeStrategy Growth Fund
                Vanguard LifeStrategy Conservative Growth Fund
                  Vanguard LifeStrategy Moderate Growth Fund

                Vanguard Total International Stock Index Fund
              (individually, a Fund; collectively, the Funds).

  The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that the Trust may issue for a single fund or class of shares.

Service Providers

  Custodian. First Union National Bank, PA4943, 530 Walnut Street, Philadel-phia, Pennsylvania 19106 and The Chase Manhattan Bank, N.A., 4 Chase MetroTech Center, Brooklyn, New York 11245, serve as the Funds' custodians. The custodi-ans are responsible for maintaining the Funds' assets and keeping all neces-sary accounts and records.

  Independent Accountants. PricewaterhouseCoopers LLP, 30 South 17th Street, Philadelphia, Pennsylvania 19103, serves as the Funds' independent accoun-tants. The accountants audit the Funds' financial statements and provide other related services.

  Transfer and Dividend-Paying Agent. The Funds' transfer and dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylva-nia 19355.

Characteristics of the Trust's Shares

  Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of the Trust's shares, other than the possible future termination of the Trust or any of its Funds. The Trust or any of its Funds may be terminated by reorganization into another mu-tual fund or by liquidation and distribution of the assets of the affected Fund. Unless terminated by reorganization or liquidation, the Trust and its funds will continue indefinitely.

  Shareholder Liability. The Trust is organized under Delaware law, which pro-vides that shareholders of a business trust are entitled to the same limita-tions of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Trust will not be personally liable for payment of the Trust's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Trust obligation only if the Trust itself had no remain-ing assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

  Dividend Rights. The shareholders of a Fund are entitled to receive any div-idends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distribu-tions. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of such Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

  Voting Rights. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment of the Declaration of Trust that would adversely affect to a mate-rial degree the rights and preferences of the shares of any Fund; or (iii) the Trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove Trustees upon written request of shareholders representing 10% or more of the Trust's net assets, and to change any funda-mental policy of the Trust. Shareholders of the Trust receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net assets owned on the record date. However, only the shares of a Fund affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified with-out a majority vote.

  Liquidation Rights. In the event a Fund liquidates, shareholders of the Fund will be entitled to receive a pro rata share of the Funds' net assets.

  Preemptive Rights. There are no preemptive rights associated with shares of the Funds.

  Conversion Rights. There are no conversion rights associated with shares of the Funds.

  Redemption Provisions. Each Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Informa-tion.

  Sinking Fund Provisions. The Trust has no sinking fund provisions.

  Calls or Assessments. Each Fund's shares, when issued, are fully paid and non-assessable.

Tax Status of the Trust

  Each Fund of the Trust intends to qualify as a "regulated investment compa-ny" under Subchapter M of the Internal Revenue Code. This special tax status means that a Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these re-quirements in any taxable year, it will be subject to tax on its taxable in-come at corporate rates, and all distributions from earnings and profits, in-cluding any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax sta-tus as a regulated investment company.

                      FUNDAMENTAL INVESTMENT LIMITATIONS

  Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any way without the approval of the holders of a majority of the affected Fund's shares. For these purposes, a "majority" of a Fund's shares means shares representing the lesser of (i) 67% or more of the votes cast to approve a change, so long as shares representing more than 50% of the Fund's net asset value are present or represented by proxy; or (ii) more than 50% of a Fund's net asset value.

  Borrowing. A Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions.

  Commodities. A Fund may not purchase or sell commodities, except that the LifeStrategy Income, LifeStrategy Growth, LifeStrategy Moderate Growth, LifeStrategy Conservative Growth, and Total International Stock Index Funds may invest in futures contracts and options transactions. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures con-tracts, and no more than 20% of a Fund's total assets may be invested in futures contracts or options at any time.

  Illiquid. A Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

  Investing for Control. A Fund may not invest in a company for the purpose of controlling its management.

  Loans. A Fund may not lend money to any person except by purchasing bonds and other debt securities that are publicly distributed or customarily pur-chased by institutional investors, by entering into repurchase agreements, or through Vanguard's interfund lending program.

  Margin. A Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to com-modities.

  Oil, gas, minerals. A Fund may not invest in interests in oil, gas or other mineral exploration, or development programs.

  Puts, calls. A Fund may not purchase or sell puts or calls.

  Pledging assets. A Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

  Real Estate. A Fund may not invest directly in real estate.

  Senior securities. A Fund may not issue senior securities, except in compli-ance with the 1940 Act.

  Underwriting. A Fund may not engage in the business of underwriting securi-ties issued by other persons. A Fund will not be considered an underwriter when disposing of its investment securities.

  The investment limitations set forth above are considered at the time that investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restrictions.

  The investment limitations set forth above relate only to the Funds of the Trust, and may not necessarily apply to the underlying funds in which the Funds invest. Thus, while a Fund may not invest directly in real estate, for example, it may do so indirectly if one of the underlying funds does so.

                              INVESTMENT POLICIES

  The following policies supplement the Trust's investment policies set forth in the Prospectus:

Repurchase Agreements

  Each Fund of the Trust (and each of the underlying Vanguard funds) may in-vest in repurchase agreements with commercial banks, brokers, or dealers to generate income from its excess cash balances. A repurchase agreement is an agreement under which a Fund acquires a fixed-income security (generally a se-curity issued by the U.S. Government or an agency thereof, a banker's accept-ance or a certificate of deposit) from a commercial bank, broker, or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan col-lateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unre-lated to the interest rate on the underlying instrument. In these transac-tions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a Fund's custodian bank until repurchased. In addi-tion, the Trust's Board of Trustees will monitor each Fund's repurchase agree-ment transactions generally and will establish guidelines and standards for review of the creditworthiness of any bank, broker, or dealer party to a re-purchase agreement with a Fund.

  The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the un-derlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the under-lying security is collateral for a loan by a Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Trust's management acknowledges these risks, it is expected that they can be controlled through careful monitoring proce-dures.

Futures Contracts

  LifeStrategy Income, LifeStrategy Growth, LifeStrategy Moderate Growth, LifeStrategy Conservative Growth, and Total International Stock Index Funds (as well as most of their underlying funds) may enter into futures contracts, options, and options on futures contracts for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures con-tract is priced more attractively than the underlying equity security or in-dex. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Com-modity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency. Assets committed to futures contracts will be segregated to the extent required by law.

  Although futures contracts by their terms call for actual delivery or ac-ceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Clos-ing out an open futures position is done by taking an opposite position (buy-ing a contract which has previously been sold, or selling a contract previ-ously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure comple-tion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Bro-kers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded.

  After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the con-tract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

  Trades in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the se-curities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Funds intend to use futures contracts only for bona fide hedging purposes.

  Regulations of the CFTC applicable to the Funds require that all of their futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of a Fund's portfolio. The Funds will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an in-crease in the price of securities it intends to purchase. As evidence of this hedging interest, the Funds expect that approximately 75% of all futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Funds upon sale of open futures contracts.

  Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

Restrictions on the Use of Futures Contracts

  A Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open con-tracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that its out-standing obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

Risk Factors in Futures Transactions

  Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assur-ance that a liquid secondary market will exist for any particular futures con-tract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disad-vantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge. The Funds will minimize the risk that they will be un-able to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liq-uid secondary market.

  The risk of loss in trading futures contracts in some strategies can be sub-stantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and sub-stantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Funds are engaged in only for hedging purposes, the Advisers do not believe that the Funds are subject to the risks of loss frequently as-sociated with futures transactions. The Funds would presumably have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the decline.

  Utilization of futures transactions by a Fund does involve the risk of im-perfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a bro-ker with whom the Fund has an open position in a futures contract or related option.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures con-tract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a par-ticular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of fu-ture positions and subjecting some futures traders to substantial losses.

Federal Tax Treatment of Futures Contracts

  Except for transactions which the Funds have identified as hedging transac-tions, each Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Fund may be required to defer the recognition of losses on futures contracts to the extent of any un-recognized gains on related positions held by the Fund.

  In order for the Funds to continue to qualify for Federal income tax treat-ment as a regulated investment company, at least 90% of each Fund's gross in-come for a taxable year must be derived from qualifying income; i.e., divi-dends, interest, income derived from loans of securities, gains from the sale of securities or foreign currencies, or other income derived with respect to the Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered qualifying income for purposes of the 90% requirement.

  The Funds will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transac-tions. Such distributions will be combined with distributions of capital gains realized on the Funds' other investments and shareholders will be advised on the nature of the transactions.

Illiquid Securities

  Each underlying fund may invest up to 15% (10% for Prime Money Market Fund) of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the fund's books.

  The underlying funds may invest in restricted, privately placed securities that, under SEC rules, may be sold only to qualified institutional buyers. Be-cause these securities can be resold only to qualified institutional buyers, they may be considered illiquid securities--meaning that they could be diffi-cult for the funds to convert to cash if needed.

  If a substantial market develops for a restricted security held by a fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the funds' Board of Trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. While each fund's in-vestment adviser determines the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the advis-er's decisions. Several factors the Board considers in monitoring these deci-sions include the valuation of a security, the availability of qualified in-stitutional buyers, and the availability of information about the security's issuer.

Lending of Securities

  The Funds (or any underlying fund) may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to de-liver securities or completing arbitrage operations. By lending its securi-ties, a Fund will be attempting to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms and the structure and the aggregate amount of such loans must be consistent with the 1940 Act and the Rules and Regulations or interpretations of the Commission thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (a) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the bor-rower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the fund at any time and (d) the fund receive reasonable interest on the loan which may include the fund's investing any cash collateral in interest bearing short-term investments, any distribution on the loaned securities and any increase in their market value. Loan arrange-ments made by a fund will comply with all other applicable regulatory require-ments, including the rules of the New York Stock Exchange, which rules pres-ently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and cir-cumstances, including the credit-worthiness of the broker, dealer, or institu-tion, will be considered in making decisions with respect to the lending of securities, subject to review by the Trust's Board of Trustees.

Foreign Investments

  Each underlying fund in which the Funds invest may invest its assets in se-curities of foreign companies. Investors should recognize that investing in foreign companies involves certain special considerations which are not typi-cally associated with investing in U.S. companies.

Currency Risk

  Since the stocks of foreign companies are frequently dominated in foreign currencies, and since the funds may temporarily hold uninvested reserves in bank deposits in foreign currencies, the funds will be affected favorable or unfavorable by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Country Risk

  As foreign countries are not generally subject to uniform accounting, audit-ing, and financial reporting standards and practices comparable to those ap-plicable to domestic companies, there may be less publicly available informa-tion about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than se-curities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or so-cial instability, or diplomatic developments which could affect U.S. invest-ments in those countries.

  Although the funds will endeavor to achieve most favorable execution costs in their portfolio transactions, fixed commissions on many foreign stock ex-changes are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the funds' foreign securities will be somewhat greater than the expenses for custodial arrangements for handling U.S. securities of equal value.

  Certain foreign governments levy withholding taxes against dividend and in-terest income. Although in some countries a portion of theses taxes is recov-erable, the non-recovered portion of foreign withholding taxes will reduce the income received from foreign companies held by each fund. However, these for-eign withholding taxes are not expected to have a significant impact on the funds.

Federal Tax Treatment of Non-U.S. Transactions

  Special rules govern the Federal income tax treatment of certain transac-tions denominated in foreign currency or determined by reference to the value of one or more foreign currencies. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent pro-vided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instru-ment if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regu-lated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules ap-ply. With respect to transactions covered by the special rules, foreign cur-rency gain or loss is calculated separately from any gain or loss on the un-derlying transaction is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss aris-ing from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transac-tion engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

Vanguard Interfund Lending Program

  The Commission has issued an exemptive order permitting the Funds to partic-ipate in Vanguard's interfund lending program. This program allows the Van-guard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, includ-ing the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies.

Temporary Investments

  Each underlying fund in which the Funds invest may take temporary defensive measures that are inconsistent with the funds' normal fundamental or non-fun-damental investment policies and strategies in response to adverse market, economic, political or other conditions. Such measures could include invest-ments in (a) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consis-tent with those of the fund; (c) repurchase agreements involving any such se-curities; and (d) other money market instruments. There is no limit on the ex-tent to which the funds may take temporary defensive measures. In taking such measures, the funds may fail to achieve their investment objective.

                            MANAGEMENT OF THE TRUST

Officers and Trustees

  The officers of the Trust manage its day-to-day operations and are responsi-ble to the Trust's Board of Trustees. The Trustees set broad policies for the Trust and choose its officers. The following is a list of the Trustees and of-ficers of the Trust and a statement of their present positions and principal occupations during the past five years. As a group, the Trust's Trustees and officers own less than 1% of the outstanding shares of each Fund of the Trust. Each Trustee also serves as a Director of The Vanguard Group, Inc., and as a Trustee of each of the 36 investment companies administered by Vanguard (35 in the case of Mr. Malkiel and 28 in the case of Mr. MacLaury). The mailing ad-dress of the Trustees and Officers of the Trust is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, (DOB: 5/8/1929) Senior Chairman and Trustee*
Senior Chairman and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group; Director of The Mead Corp. (Paper Products), General Accident Insurance, and Chris-Craft Industries, Inc. (Broadcasting & Plastics Manufacturer).

JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman, Chief Executive Officer, and
Trustee*
Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN, (DOB: 1/25/1950) Trustee
Vice President, Chief Information Officer, and member of the Executive Commit-tee of Johnson and Johnson (Pharmaceuticals/Consumer Products), Director of Johnson & Johnson*MERCK Consumer Pharmaceuticals Co., Women First HealthCare, Inc. (Research and Education Institution), Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY, (DOB: 5/7/1931) Trustee
President Emeritus of The Brookings Institution (Independent Non-Partisan Re-search Organization): Director of American Express Bank, Ltd., The St. Paul Companies, Inc. (Insurance and Financial Services), and National Steel Corp.

BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee
Chemical Bank Chairman's Professor of Economics, Princeton University; Direc-tor of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co. (Investment Management), The Jeffrey Co. (Holding Company), and Southern New England Telecommunications Co.

ALFRED M. RANKIN, Jr., (DOB: 10/8/1941) Trustee
Chairman, President, Chief Executive Officer, and Director of NACCO Industries (Machinery/Coal/Appliances); Director of The BFGoodrich Co. (Aircraft Systems/Manufacturing/Chemicals), and The Standard Products Co. (Rubber Prod-ucts Company).

JOHN C. SAWHILL, (DOB: 6/12/1936) Trustee
President and Chief Executive Officer of The Nature Conservancy (Non-Profit Conservation Group); Director of Pacific Gas and Electric Co., Procter & Gam-ble Co., NACCO Industries (Machinery/Coal/Appliances), and Newfield Explora-tion Co. (Energy); formerly, Director and Senior Partner of McKinsey & Co., and President of New York University.

JAMES O. WELCH, Jr., (DOB: 5/13/1931) Trustee
Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chair-man and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee
Chairman and Chief Executive Officer of Rohm & Haas Co. (Chemicals); Director of Cummins Engine Co.(Diesel Engine Company), and The Mead Corp. (Paper Prod-ucts); and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) Secretary*
Managing Director of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, (DOB: 5/21/1957) Treasurer*
Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

ROBERT D. SNOWDEN, (DOB: 9/4/1961) Controller*
Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.
--------
*Officers of the Trust are "interested persons" as defined in the 1940 Act.

  The Trustees and officers of the Trust will receive no remuneration from the Trust. However, the Trustees are also Trustees of The Vanguard Group, Inc. (Vanguard) and of the Trust's underlying investment companies in The Vanguard Group (the Vanguard funds). Each Vanguard Trust pays its unaffiliated Trustees an annual fee plus a proportionate share of travel and other expenses incurred in attending Board meetings. The officers are paid by Vanguard which, in turn, is reimbursed by each Vanguard Trust for its proportionate share of officers' salaries and benefits.

The Vanguard Group

General

  The Trust is part of the Vanguard family of mutual funds, which consists of more than 35 investment companies with over 100 separate investment portfolios (the Vanguard funds). Each of the Vanguard funds receives at cost from The Vanguard Group, Inc. (Vanguard) virtually all of its administrative and dis-tribution services. Vanguard also provides investment advisory services at cost to certain Vanguard funds; other Vanguard funds are advised by indepen-dent advisers unaffiliated with Vanguard.

  Vanguard is jointly owned by all of the Vanguard investment companies except the Trust and one other investment company (the Member Trusts). Each of the Member Trusts contributes to Vanguard's capitalization, and pays its share of Vanguard's expenses, pursuant to formulas determined by the Member Trusts' boards of trustees. The Trust is not a Member Trust because it contributes to Vanguard's capitalization and expenses indirectly through ownership of certain Vanguard funds. It is possible that, in the future, the Trust may become a Member Trust, but this will only happen on terms that assure that the Trust will not bear any duplicative capital contribution or expense allocation costs.

Special Servicing Agreement

  The Trust and Vanguard have entered into a Special Servicing Agreement under which Vanguard provides the Trust with administrative and distribution servic-es, including dividend disbursing, shareholder servicing, and transfer agency services. The Agreement provides that the Trust pays Vanguard for the cost of providing these services, and bear the cost of services provided by outside parties, such as auditors, custodians, and outside legal counsel, as well as taxes and other direct expenses of the Trust. The Agreement further provides that the Trust's expenses will be offset, in whole or in part, by reimburse-ment from Vanguard for (a) contributions made by the Trust to the cost of op-erating the Vanguard funds in which the Trust invests, and (b) certain savings in administrative and marketing costs that Vanguard is expected to derive from the operation of the Trust. The Trust's Board of Trustees believe that the re-imbursements to be made by Vanguard to the Trust should be sufficient to off-set most or all of the expenses incurred by each Fund of the Trust. Therefore, the Funds are expected to operate at a very low--or zero--expense ratio. For the fiscal year ended December 31, 1998, all of the STAR Funds in fact had ex-pense ratios of zero. Of course, there is no guarantee that this will always be the case.

  Although the STAR Funds are expected to operate at a zero expense ratio af-ter reimbursement, they will bear indirectly, as shareholders of the under-lying Vanguard funds, the costs associated with operating those funds. As of December 31, 1998, it is estimated that the indirect expense ratio of the STAR Funds was as follows: STAR Fund--[0.37%]; LifeStrategy Income Fund--[0.29%]; LifeStrategy Conservative Growth Fund--[0.29%]; LifeStrategy Moderate Growth Fund--[0.29%]; LifeStrategy Growth Fund--[0.29%]; Total International Stock Index Fund--[0.34%].

Code of Ethics

  Vanguard has adopted a Code of Ethics designed to prevent certain officers and employees of Vanguard who may have access to nonpublic information about the trading activities of Vanguard funds from profiting from that information. The Code places substantive and procedural restrictions on securities trades by Vanguard access persons and their immediate family members. For example, the Code requires that access persons receive advance approval for every secu-rities trade to ensure that there is no conflict with the trading activities of Vanguard funds. The provisions of Vanguard's Code of Ethics are similar to, and in many cases more restrictive than, those recommended by a blue ribbon panel of mutual fund industry executives.

                         INVESTMENT ADVISORY SERVICES

  The Vanguard STAR Funds do not employ an investment adviser. The allocation of each Fund's assets among the underlying Vanguard funds is made by officers of the Trust pursuant to instructions of the Trust's Board of Trustees and in conformity with each Fund's investment objective, strategies, and policies. The Declaration of Trust authorizes the Trustees to retain an investment ad-viser if they determine that such action is in the best interests of the shareholders of each Fund. The Trustees have no present intention to retain an investment adviser for any of the STAR Funds. A Fund could not retain an in-vestment adviser without first obtaining shareholder approval.

  The STAR Funds benefit from the investment advisory services provided to the underlying Vanguard funds and, as shareholders of those funds, indirectly bear a proportionate share of those funds' advisory fees. The following is a de-scription of the investment advisory agreements for each underlying Vanguard fund.

                             VANGUARD WINDSOR FUND

  Vanguard Windsor Fund employs a multi-manager approach, using two primary investment advisers for the bulk of its assets, and Vanguard Core Management Group to manage its cash reserves.

Wellington Management Company, LLP

  Wellington Management Company, LLP (WMC) manages a portion of the assets of Vanguard Windsor Fund. Windsor Fund pays WMC a basic fee, calculated by apply-ing a quarterly rate, based on the following annual percentage rates, to Wind-sor Fund's average month-end net assets managed by WMC for the quarter:

     Net Assets                                                            Rate
     ----------                                                            -----
     First $17.5 billion.................................................. .125%
     Assets in excess of $17.5 billion.................................... .100%

  The basic fee may be increased or decreased by applying an adjustment for-mula based on the investment performance of the assets of the fund managed by WMC for the thirty-six months preceding the end of the quarter relative to the investment record of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500) for the same period.

Sanford C. Berstein & Co., Inc.

  Sanford C. Bernstein & Co., Inc. (Bernstein) manages a portion of the assets of Vanguard Windsor Fund. The Fund pays Bernstein a basic fee at the end of each of the Fund's fiscal quarters, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets managed by Bernstein for the quarter:

     Net Assets                                                             Rate
     ----------                                                             ----
     First $1 billion...................................................... .15%
     Next $2 billion....................................................... .14%
     Next $2 billion....................................................... .12%
     Assets in excess of $5 billion........................................ .10%

  The basic fee may be increased or decreased by applying an adjustment for-mula based on the investment performance of the assets of the Fund managed by Bernstein for the thirty-six months preceding the end of the quarter relative to the investment record of the Russell 1000 Value Index for the same period.

  During the fiscal years ended October 31, 1996, 1997, and 1998, Windsor Fund incurred the following advisory fees:

                                          1996          1997          1998
                                       -----------  ------------  ------------
     Basic Fee........................ $18,816,000  $ 23,502,000  $ 24,971,000
     Increase (Decrease) for
      Performance Adjustment..........  (4,417,000)  (11,821,000)  (15,501,000)
                                       -----------  ------------  ------------
     Total............................ $14,399,000  $ 11,681,000  $  9,470,000
                                       ===========  ============  ============

                          VANGUARD MORGAN GROWTH FUND

  Vanguard Morgan Growth Fund employs three separate investment advisers, each of whom manages the investment and reinvestment of a portion of the fund's as-sets.

Wellington Management Company, llp

  Morgan Fund employs Wellington Management Company, llp (WMC) under an in-vestment advisory agreement to manage the investment and reinvestment of ap-proximately 39% of the fund's assets and to continuously review, supervise and administer the fund's investment program. WMC discharges its responsibilities subject to the control of Morgan's officers and Trustees.

  WMC is a Massachusetts limited liability partnership and the following per-sons serve as managing partners: Messrs. Robert W. Doran, Duncan M. McFarland, and John R. Ryan.

  Morgan Fund pays WMC a basic fee at the end of each fiscal quarter, calcu-lated by applying a quarterly rate, based on the following annual percentage rates, to the fund's average month-end net assets for the quarter:

     Net Assets                                                            Rate
     ----------                                                            -----
     First $500 million................................................... .175%
     Next $500 million.................................................... .100%
     Assets in excess of $1 billion....................................... .075%

  The basic fee may be increased or decreased by applying an incentive/penalty fee based on the investment performance of the fund's assets managed by WMC, over a 36-month period, relative to the investment record of a benchmark index composed of the stocks held in the country's 50 largest growth stock mutual funds (the Growth Fund Stock Index).

  During the last three fiscal years, Morgan Fund incurred the following advi-sory fees to WMC:

                                                 1996       1997        1998
                                              ---------- ----------  ----------
     Basic Fee............................... $1,084,780 $1,292,417  $1,541,922
     Increase (Decrease) for Performance
      Adjustment.............................     51,915    (63,493)     76,371
                                              ---------- ----------  ----------
     Total................................... $1,136,695 $1,228,924  $1,618,293
                                              ========== ==========  ==========

Franklin Portfolio Associates LLC

  Morgan Fund employs Franklin Portfolio Associates LLC under an investment advisory agreement to manage the investment and reinvestment of approximately 43% of the fund's assets. Franklin Portfolio Associates discharges its respon-sibilities subject to the control of the officers and Trustees of the fund.

  Franklin Portfolio Associates is a Massachusetts limited liability company. The shares of Franklin Portfolio Associates are owned by MBC Investments Cor-poration, a holding company of Mellon Bank Corporation.

  Morgan Fund pays Franklin Portfolio Associates a basic fee by applying vari-ous percentage rates to the average net assets of the fund managed by Franklin Portfolio Associates. The fee schedule is as follows:

     Net Assets                                                            Rate
     ----------                                                            -----
     First $100 million................................................... 0.25%
     Next $200 million.................................................... 0.20%
     Next $200 million.................................................... 0.15%
     Assets in excess of $500 million..................................... 0.10%

  The basic fee may be increased or decreased by applying an incentive/penalty fee based on the investment performance of the assets of the fund managed by Franklin Portfolio Associates, over a 36-month period, relative to the invest-ment record of the Growth Fund Stock Index.

  During the fiscal years ended December 31, 1996, 1997, and 1998, Morgan Fund incurred advisory fees to Franklin Portfolio Associates as follows:

                                                  1996       1997       1998
                                               ---------- ---------- ----------
     Basic Fee................................ $  987,145 $1,310,220 $1,701,152
     Increase (Decrease) for Performance
      Adjustment..............................    115,797    571,862    383,794
                                               ---------- ---------- ----------
     Total.................................... $1,102,942 $1,882,082 $2,084,946
                                               ========== ========== ==========

Vanguard's Core Management Group

  Vanguard's Core Management Group provides investment advisory services on an at-cost basis with respect to approximately 18% of Morgan Fund's assets. Core Management Group employs a quantitative investment approach that uses computer techniques to track--and, if possible, outperform--the Growth Fund Stock In-dex. During the fiscal years ended December 31, 1996, 1997, and 1998, Morgan Fund paid approximately $70,774, $219,000, and $317,000, respectively, to re-imburse Vanguard for the costs it incurred in providing investment advisory services to the fund.

                  VANGUARD GNMA AND LONG-TERM CORPORATE FUNDS

  Wellington Management Company, LLP (WMC) serves as investment adviser to GNMA and Long-Term Corporate Funds. Each of the funds pays WMC an investment advisory fee at the end of each fiscal quarter, calculated by applying a quar-terly rate to the average month-end net assets of each fund.

                              Vanguard GNMA Fund

     Net Assets                                                            Rate
     ----------                                                            -----
     First $3 billion..................................................... .020%
     Next $3 billion...................................................... .010%
     Assets in excess of $6 billion....................................... .008%

                       Vanguard Long-Term Corporate Fund

     Net Assets                                                            Rate
     ----------                                                            -----
     First $1 billion..................................................... .040%
     Next $1 billion...................................................... .030%
     Next $1 billion...................................................... .020%
     Assets in excess of $3 billion....................................... .015%

  During the fiscal years ended January 31, 1997, 1998, and 1999, GNMA and Long-Term Corporate Funds paid WMC the following advisory fees:

     Fund                                           1997      1998       1999
     ----                                         -------- ---------- ----------
     GNMA........................................ $992,000 $1,067,000 $1,229,000
                                                  ======== ========== ==========
     Long-Term Corporate......................... $951,000 $  963,000 $1,048,000
                                                  ======== ========== ==========

                      VANGUARD SHORT-TERM CORPORATE FUND

  Vanguard Short-Term Corporate Fund receives its investment advisory services on an "internalized," at-cost basis from an investment management staff em-ployed directly by Vanguard. This staff, Vanguard Fixed Income Group (the Group), also provides investment advisory services to several other Vanguard funds. The compensation and other expenses of the Group are allocated among the various funds utilizing the Group's services. During the fiscal years ended January 31, 1997, 1998, and 1999, Short-Term Corporate Fund's share of these expenses totaled approximately $543,000, $698,000, and $671,000, respec-tively.

                         VANGUARD WINDSOR II FUND

  Vanguard Windsor II Fund employs a "multi-manager" approach utilizing four investment advisers, each of whom manages the investment and reinvestment of a portion of the fund's assets.

Barrow, Hanley, Mewhinney & Strauss

  Windsor II Fund has entered into an investment advisory agreement with Bar-row, Hanley, Mewhinney & Strauss, Inc. (BHM&S) to manage a portion of the fund's equity assets (currently approximately 67%). Under this agreement, BHM&S manages the investment and reinvestment of the designated assets and continuously reviews, supervises, and administers the investment program of the fund with respect to those assets. BHM&S discharges its responsibilities subject to the control of the officers and Trustees of the fund.

  BHM&S is a Texas corporation controlled by the following officers of BHM&S:
James Purdy Barrow, Principal; Bryant Miller Hanley, Jr., President, Secre-tary, and Treasurer; Michael Christopher Mewhinney, Principal; and John Luke Strauss, Principal.

  Windsor II Fund pays BHM&S a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual per-centage rates, to the average month-end net assets of the fund managed by BHM&S for the quarter:

     Net Assets                                                            Rate
     ----------                                                            -----
     First $200 million................................................... .300%
     Next $300 million.................................................... .200%
     Next $500 million.................................................... .150%
     Assets in excess of $1 billion....................................... .125%

  The basic fee paid to BHM&S, as provided above, will be increased or de-creased by applying an incentive/penalty fee adjustment based on the invest-ment performance of the assets of the fund managed by BHM&S over a trailing 36-month period relative to that of the Standard & Poor's 500/BARRA Value In-dex (the BARRA Value Index). The BARRA Value Index includes stocks in the Standard and Poor's 500 Composite Stock Price Index with lower than average ratios of market price to book value. These types of stocks are often referred to as "value" stocks.

  During the fiscal years ended October 31, 1996, 1997, and 1998, the fund in-curred advisory fees to BHM&S of approximately $11,475,528, $16,925,953, be-fore a performance increase of $2,495,021, and $24,225,773, before a perfor-mance increase of $3,887,915, respectively.

Equinox Capital Management, Inc.

  Windsor II Fund has entered into an investment advisory agreement with Equi-nox Capital Management, Inc. (Equinox) to manage a portion of the fund's eq-uity assets (currently approximately 12%). Under this agreement, Equinox man-ages the investment and reinvestment of the designated assets and continuously reviews, supervises, and administers the investment program of the fund with respect to those assets. Equinox discharges its responsibilities subject to the control of the Officers and Trustees of the fund.

  Equinox is a Delaware corporation controlled by the following officers of
Equinox: Ronald J. Ulrich, Director and President; Wendy D. Lee, Managing Di-rector; David E. Walker, Principal; Laura Starr, Vice President; Jacqueline A. Williams, Vice President; Mark W. Watson, Vice President; and Kenneth J. Doerr, Vice President.

  Windsor II Fund pays Equinox a basic fee by applying a quarterly rate, based on the following annual percentage rates, to the portion of the fund's average month-end net assets managed by Equinox. The fee schedule is as follows:

     Net Assets                                                      Annual Rate
     ----------                                                      -----------
     First $400 million.............................................    .200%
     Next $600 million..............................................    .150%
     Next $1 billion................................................    .125%
     Assets in excess of $2 billion.................................    .100%

  The basic fee paid to Equinox may be increased or decreased by applying an adjustment formula based on the 36-month investment performance of the fund's assets managed by Equinox relative to the investment record of the Russell 1000 Value Index.

  During the fiscal years ending October 31, 1996, 1997, and 1998, Windsor II Fund incurred advisory fees to Equinox of approximately $1,980,458 before a performance adjustment of $4,747, $2,791,342 before a performance adjustment of $408,295, and $3,945,052 before a performance adjustment of $868,234, re-spectively.

Tukman

  Windsor II Fund has entered into an investment advisory agreement with Tukman Capital Management, Inc. (Tukman) to manage a portion of the fund's eq-uity assets (currently approximately 11%). Under this agreement, Tukman man-ages the investment and reinvestment of the designated assets and continuously reviews, supervises, and administers the investment program of the fund with respect to those assets. Tukman discharges its responsibilities subject to the control of the officers and Trustees of the fund.

  Tukman is a Delaware corporation controlled by the following officers of
Tukman: Melvin T. Tukman, President and Director, and Daniel L. Grossman, Vice President.

  Windsor II Fund pays Tukman a basic fee by applying a quarterly rate, based on the following annual percentage rates, to the portion of Windsor II's aver-age month-end assets managed by Tukman:

     Net Assets                                                             Rate
     ----------                                                             ----
     First $25 million..................................................... .40%
     Next $125 million..................................................... .35%
     Next $350 million..................................................... .25%
     Next $500 million..................................................... .20%
     Assets in excess of $1 billion........................................ .15%

  The basic fee paid to Tukman may be increased or decreased by applying an incentive/penalty fee adjustment based on the 36-month investment performance of the fund's assets managed by Tukman relative to the investment record of the Standard & Poor's 500 Composite Stock Price Index

  During the fiscal year ended October 31, 1996, 1997, and 1998, Windsor II Fund incurred advisory fees to Tukman of approximately $2,699,458 before a performance adjustment of $930,724, $3,622,904 before a performance adjustment of $785,658, and $5,126,168 before a performance adjustment of $992,760, re-spectively.

Vanguard's Core Management Group

  Vanguard's Core Management Group provides investment advisory services on an at-cost basis with respect to a portion of Windsor II Fund's assets (currently approximately 10%). Core Management

Group also provides investment advisory services to several other Vanguard funds. The portion of the fund managed by Core Management Group is not ac-tively managed, but is instead administered by Core Management Group using computerized, quantitative techniques based on a value index constructed to approximate the aggregate fundamental characteristics of a typical large capi-talization-value fund such as Windsor II Fund. The index is composed of ap-proximately two hundred and fifty stocks that are chosen through quantitative analysis of market capitalization, price/earnings ratios, and yield character-istics which are similar to the stocks that would normally be held in the ac-tively-managed portions of the fund. Core Management Group is supervised by the officers of the Trust.

  During the fiscal years ended October 31, 1996, 1997, and 1998, Windsor II Fund's share of Vanguard's Advisory expenses totaled approximately $76,056, $195,588, and $286,977, respectively.

                            VANGUARD EXPLORER FUND

  Vanguard Explorer Fund (Explorer) currently employs four investment advis-ers: Wellington Management Company, LLP (WMC), 75 State Street, Boston, MA 02109; Granahan Investment Management, Inc. (Granahan), 275 Wyman Street, Wal-tham, MA 02154; Chartwell Investment Partners (Chartwell), 1235 Westlakes Drive, Suite 330, Berwyn, PA 19312; and Vanguard's Core Management Group. Un-til February 28, 1990, when Explorer acquired the assets of Explorer II, WMC was sole investment adviser to Explorer (then known simply as "Explorer Fund"), and Granahan served as sole investment adviser to Explorer II, the ac-quired fund.

  The proportion of the net assets of Explorer managed by each adviser is es-tablished by the Board of Trustees of Explorer, and may be changed in the fu-ture by the Board of Trustees as circumstances warrant.

Wellington Management Company, LLP

  Explorer has entered into an advisory agreement with WMC under which WMC manages the investment and reinvestment of a portion of Explorer's assets and continuously reviews, supervises, and administers Explorer's investment pro-gram with respect to those assets. As of October 31, 1998, WMC managed approx-imately 28% of Explorer's equity investments. WMC discharges its responsibili-ties subject to the control of the officers and Trustees of Explorer.

  Explorer pays WMC a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the portion of Explorer's average month-end net assets managed by WMC for the quarter:

     Net Assets                                                            Rate
     ----------                                                            -----
     First $500 million................................................... .250%
     Next $250 million.................................................... .200%
     Next $250 million.................................................... .150%
     Assets in excess of $1 billion....................................... .100%

  The basic fee paid to WMC may be increased or decreased by applying an incentive/penalty fee adjustment based on the 36-month investment performance of the fund's assets managed by WMC relative to the investment performance of the Russell 2000 Small Stock Index.

  During the fiscal years ended October 31, 1996, 1997, and 1998, Explorer Fund paid WMC the following advisory fees:

                                                1996       1997        1998
                                             ---------- ----------  ----------
     Basic Fee.............................. $1,922,594 $1,950,387  $1,647,928
     Increase (Decrease) for Performance
      Adjustment............................      6,708    (89,408)   (288,253)
                                             ---------- ----------  ----------
     Total.................................. $1,929,302 $1,860,979  $1,359,675
                                             ========== ==========  ==========

Granahan Investment Management, Inc.

  Granahan Investment Management, Inc. (Granahan) serves as a second invest-ment adviser to Explorer. Under its advisory agreement, Granahan manages the investment and reinvestment of a portion of Explorer's assets and continuously reviews, supervises, and administers Explorer's investment program with re-spect to those assets. As of October 31, 1998, Granahan managed approximately 47% of Explorer's equity investments. Granahan discharges its responsibilities subject to the control of the officers and Trustees of Explorer.

  Granahan is an investment advisory firm specializing in small company stock investments. Mr. John Granahan is the President and major stockholder of Granahan Investment Management, Inc.

  Explorer pays Granahan a basic fee at the end of each fiscal quarter, calcu-lated by applying a quarterly rate, based on the following annual percentage rates, to the portion of Explorer's average month-end net assets managed by Granahan for the quarter:

     Net Assets                                                            Rate
     ----------                                                            -----
     First $500 million................................................... .300%
     Next $250 million.................................................... .200%
     Next $250 million.................................................... .150%
     Assets in excess of $1 billion....................................... .100%

  The basic fee paid to Granahan may be increased or decreased by applying an incentive/penalty fee adjustment based on the investment performance of the fund's assets managed by Granahan over a trailing thirty-six month period rel-ative to that of the Russell 2000 Small Stock Index for the same period.

  During the fiscal years ended October 31, 1996, 1997, and 1998, Explorer Fund paid Granahan the following advisory fees:

                                                1996       1997        1998
                                             ---------- ----------  ----------
     Basic Fee.............................. $2,389,787 $2,532,966  $2,508,538
     Increase (Decrease) for Performance
      Adjustment............................    386,752   (242,952)   (479,000)
                                             ---------- ----------  ----------
     Total.................................. $2,776,539 $2,290,014  $2,029,538
                                             ========== ==========  ==========

Chartwell Investment Partners

  Explorer has entered into an advisory agreement with Chartwell Investment Partners (Chartwell) under which Chartwell manages the investment and rein-vestment of a portion of Explorer's assets and continuously reviews, super-vises, and administers Explorer's investment program with respect to those as-sets. As of October 31, 1998, Chartwell managed approximately 10% of Explorer's equity investments. Chartwell discharges its responsibilities sub-ject to the control of the officers and Trustees of the Fund.

  Chartwell is an employee-owned investment partnership providing equity and fixed income management. Edward N. Antoian, one of the firm's partners, is the portfolio manager for their small-capitalization growth products.

  For the services provided by Chartwell under the advisory agreement, Ex-plorer will pay Chartwell a basic fee at the end of each fiscal quarter, cal-culated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of Explorer managed by Chartwell for the quarter:

   Net Assets                                                              Rate
   ----------                                                              ----
   First $250 million..................................................... 0.40%
   Next $250 million...................................................... 0.30%
   Assets in excess of $500 million....................................... 0.20%

  Effective with the quarter ended July 31, 1998, the basic fee, as provided above, shall be increased or decreased by applying an incentive/penalty fee adjustment based on the 36-month investment performance of the assets of Ex-plorer managed by Chartwell relative to the investment performance of the Small Company Growth Fund Stock Index, which is made up of stocks held by the nation's 25 largest small company funds.

  For the period August 1, 1997 to October 31, 1997, and the fiscal year ended October 31, 1998, Explorer paid Chartwell the following advisory fees:

                                                            August 1-
                                                           October 31,
                                                              1997       1998
                                                           ----------- --------
Basis Fee.................................................  $202,329   $952,259
Increase (Decrease) for Performance Adjustment............         0    (71,146)
                                                            --------   --------
  Total...................................................  $202,329   $881,113
                                                            ========   ========

The Vanguard Group, Inc.

  Vanguard's Core Management Group provides investment advisory services on an at-cost basis with respect to 15% of Vanguard Explorer Fund's assets. Core Management Group employs a quantitative investment approach that uses computer techniques to track--and, if possible, outperform the Small Company Growth Fund Stock Index.

  For the period August 1, 1997 to October 31, 1997, and the fiscal year ended October 31, 1998, Explorer's share of Vanguard's advisory expenses totaled ap-proximately $1,318, and $39,000, respectively.

                        VANGUARD U.S. GROWTH FUND

Lincoln Capital Management Company

  Vanguard World Fund entered into an investment advisory agreement with Lin-coln Capital Management Company (Lincoln) under which Lincoln manages the in-vestment and reinvestment of the assets included in Vanguard U.S. Growth Fund and continuously reviews, supervises, and administers the fund. Lincoln will invest or reinvest such assets primarily in U.S. securities. Lincoln dis-charges its responsibilities subject to the control of the officers and Trust-ees of the fund. Under this agreement the fund pays Lincoln an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the fund's average month-end net assets for the quarter:

     Net Assets                                                             Rate
     ----------                                                             ----
     First $25 million..................................................... .40%
     Next $125 million..................................................... .35%
     Next $350 million..................................................... .25%
     Next $500 million..................................................... .20%
     Next $1.5 billion..................................................... .15%
     Next $12.5 billion.................................................... .10%
     Assets in excess of $15 billion....................................... .08%

  Lincoln is an Illinois corporation in which a controlling interest is held by the following persons: Timothy H. Ubben, Chairman; J. Parker Hall III, Chief Executive Officer; Kenneth R. Meyer, President; Ray B. Zemon, Executive Vice President; David M. Fowler, Executive Vice President; Richard W. Knee, Executive Vice President; and Jay H. Freedman, Executive Vice President.

  For the fiscal years ended August 31, 1996, 1997, and 1998, the fund in-curred advisory fees of $6,139,000, $8,475,000, and $11,377,000, respectively.

                            VANGUARD PRIMECAP FUND

PRIMECAP Management Company

  Vanguard PRIMECAP Fund (PRIMECAP) employs PRIMECAP Management Company (the Adviser) under an investment advisory agreement to manage the investment and reinvestment of the assets of PRIMECAP and to continuously review, supervise, and administer PRIMECAP Fund's investment program. The Adviser discharges its responsibilities subject to the control of the officers and Trustees of the fund.

  The Adviser is a California corporation whose outstanding shares are owned by its directors and officers. The directors of the corporation and the of-fices they currently hold are: Howard Bernard Schow, Chairman; Mitchell John Milias, Vice Chairman and Treasurer; Theofanis Anastasios Kolokotrones, Presi-dent and Secretary; and Joel P. Fried, Senior Vice President.

  PRIMECAP pays the Adviser an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual per-centage rates, to the Fund's average month-end net assets for the quarter:

     Net Assets                                                            Rate
     ----------                                                           ------
     First $50 million................................................... 0.500%
     Next $200 million................................................... 0.450%
     Next $250 million................................................... 0.375%
     Next $1,750 million................................................. 0.250%
     Next $2,750 million................................................. 0.200%
     Next $5 billion..................................................... 0.175%
     Assets in excess of $10 billion..................................... 0.150%

  During the fiscal years ended December 31, 1996, 1997, and 1998, PRIMECAP incurred investment advisory fees of approximately $10,439,000, $14,455,000, and $20,669,000, respectively.

                       VANGUARD PRIME MONEY MARKET FUND

  Vanguard's Fixed Income Group provides investment advisory services on an at-cost basis to Vanguard Prime Money Market Fund.

  During the fiscal years ended November 30, 1996, 1997, and 1998, Vanguard Prime Money Market Fund's share of Vanguard's advisory expenses totaled ap-proximately $2,557,000, $3,782,000, and $3,811,000, respectively.

                        VANGUARD ASSET ALLOCATION FUND

  Vanguard Asset Allocation Fund (VAAF) employs Mellon Capital Management Cor-poration (MCM), 595 Market St., 30th Floor, San Francisco, California, 94105, under an investment advisory agreement to manage the investment and reinvest-ment of the assets of VAAF and to continuously review, supervise and adminis-ter the VAAF's investment program. MCM discharges its responsibilities subject to the control of the officers and Trustees of VAAF.

  VAAF pays MCM a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to VAAF's average month-end net assets for the quarter:

     Net Assets                                                            Rate
     ----------                                                            -----
     First $100 million................................................... .200%
     Next $900 million.................................................... .150%
     Next $500 million.................................................... .125%
     Assets in excess of $1.5 billion..................................... .100%

  This fee may be increased or decreased by applying an adjustment formula based on the cumulative investment performance of the Fund's portfolio for the thirty-six months preceeding the end of the quarter relative to the investment record of a Combined Index for the same period. The Combined Index is com-prised of the Standard & Poor's 500 Composite Price Index (65% of the Combined Index) and the Lehman Brothers Long-Term U.S. Treasury Index (35% of the Com-bined Index).

  For the fiscal years ended September 30, 1996, 1997, and 1998, VAAF paid MCM approximately $2,691,000 (before a decrease of $515,000 based on performance), $3,723,000 (before a decrease of $921,000 based on performance), and $5,466,000 (before a decrease of $1,404,000 based on performance), respective-ly.

                    VANGUARD TOTAL STOCK MARKET INDEX FUND
                                 AND VANGUARD
                     TOTAL INTERNATIONAL STOCK INDEX FUND

  Vanguard Total Stock Market Index Fund receives its investment advisory services on an at-cost basis from Vanguard's Core Management Group. Vanguard Total International Stock Index Fund does not employ an investment adviser and therefore does not pay advisory fees. However, the Fund, as a shareholder to the underlying funds, benefits from the investment advisory services provided by Core Management Group to the underlying funds in which the Fund invests.

  During the fiscal years ended December 31, 1996, 1997, and 1998, Total Stock Market Index Fund's share of Vanguard's advisory expenses totaled $27,000, $56,000, and $82,000, respectively.

                            PORTFOLIO TRANSACTIONS

  Each Fund will purchase and sell the principal portion of its Fund securi-ties (i.e., shares of the underlying Vanguard funds) by dealing directly with the issuer--the underlying funds. As such, the Funds incur no brokerage com-missions.

                              PURCHASE OF SHARES

  The purchase price of shares of the Trust's Funds is the net asset value next determined after the order is received. The net asset value is calculated as of the close of the New York Stock Exchange (generally 4 p.m. Eastern time) on each day the Exchange is open for business and on any other day on which there is sufficient trading in each Fund's underlying securities to materially affect its net asset value per share. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

  The Trust reserves the right in its sole discretion (i) to suspend the of-fering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Trust, and (iii) to reduce or waive the minimum investment for or any other restrictions on ini-tial and subsequent investments for certain fiduciary accounts such as em-ployee benefit plans or under circumstances where certain economies can be achieved in sales of Funds' shares.

  To assure that the Trust continues to operate in the manner set forth in this Prospectus, including the desired composition of shareholder investments in the Trust, the officers of the Trust will monitor and report to the Trust-ees the composition of the Trust's shareholder base. The Trust's shares will be marketed to tax-advantaged and other retirement accounts. The officers will recommend to the Trustees any action they deem necessary to assure that in-vestments in the Trust do not become inconsistent with the policies applicable to the Trust. This could include recommendations to limit sales to specific categories of investors or to revise the suitability standards for investors.

  A 0.50% portfolio transaction fee is deducted from purchases of Total Inter-national Stock Index Fund, including any purchases made by the Vanguard LifeStrategy Funds. Portfolio transaction fees are retained by the Fund in or-der to offset transaction costs of buying international securities in the Van-guard European, Pacific, and Emerging Markets Stock Index Funds. The fee is not a sales charge.

                             REDEMPTION OF SHARES

  The Trust may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the Commission), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not rea-sonably practicable for STAR to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

  The Trust has authorized Charles Schwab & Co., Inc. (Schwab) to accept on its behalf purchase and redemption orders under certain terms and conditions. Schwab is also authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf subject to those terms and condi-tions. Under this arrangement, the Trust will be deemed to have received a purchase or redemption order when Schwab or, if applicable, Schwab's autho-rized designee, accepts the order in accordance with the Trust's instructions. Customer orders that are properly transmitted to the Trust by Schwab, or if applicable, Schwab's authorized designee, will be priced as follows:

  Orders received by Schwab before 3 p.m. Eastern time on any business day, will be sent to Vanguard that day and your share price will be based on the Fund's net asset value calculated at the close of trading that day. Orders re-ceived by Schwab after 3 p.m. Eastern time, will be sent to Vanguard on the following business day and your share price will be based on the Fund's net asset value calculated at the close of trading that day.

                                  SHARE PRICE

  Each Fund's share price, or "net asset value" per share, is calculated by dividing the total assets of the Fund, less all liabilities, by the total num-ber of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. This determination is made by apprais-ing each Fund's underlying investment (i.e., the underlying Vanguard funds) at the price of each such fund determined at the close of the Exchange.

  The share price for each Fund can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds.

                            YIELD AND TOTAL RETURN

  The yield of STAR Fund for the 30-day period ended December 31, 1998 was 3.06%. The yield of the LifeStrategy Income, Conservative Growth, Moderate Growth, and Growth Funds for the 30-day period ended December 31, 1998 was 5.01%, 4.08%, 3.13%, and 2.21%, respectively.

SEC Yield

  Yield is the net annualized yield based on a specific 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by di-viding the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[((a-b)/cd+1)/6/-1]

  Where:
     a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the pe-
         riod that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

  The average annual total return of STAR Fund for the one-, five-, and ten-year periods ended December 31, 1998 was 12.38%, 15.20%, and 13.46%, respec-tively. The average annual total return of LifeStrategy Income Fund for the one-year period ended December 31, 1998 and since its inception on September 30, 1994 was 13.17% and 13.53%. The average annual total return of LifeStrategy Conservative Growth Fund for the one-year period ended December 31, 1998 and since its inception on September 30, 1994 was 15.88% and 15.70%. The average annual total return of LifeStrategy Moderate Growth Fund for the one-year period ended December 31, 1998 and since its inception on September 30, 1994 was 19.03% and 18.27%. The average annual total return of LifeStrategy Growth Fund for the one-year period ended December 31, 1998 and since its inception on September 30, 1994 was 21.40% and 20.52%. The average annual total return of Total International Stock Index Fund for the one year period ended December 31, 1998 and since its inception on April 29, 1996 was 15.02% and 5.29%.

Average Annual Total Return

  Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years, or the life of the fund, all ended on the last day of a recent month. Average annual total return quo-tations will reflect changes in the price of the fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in fund shares. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical in-vestment over such periods according to the following formula (average annual total return is then expressed as a percentage):

                              T = (ERV/P)/1/n/-1

  Where:
     T   = average annual total return
     P   = a hypothetical initial investment of $1,000
     n   = number of years
     ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

Cumulative Total Return

  Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the fund's shares and assume that all dividends and capital gains distributions during the period were rein-vested in fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P)-1
  Where:
     C   = cumulative total return
     P   = a hypothetical initial investment of $1,000
     ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

                              COMPARATIVE INDEXES

  Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member trusts of The Vanguard Group of Investment Companies.

  Each of the investment company members of The Vanguard Group may from time to time use one or more of the following unmanaged indexes for comparative performance purposes.

Growth Fund Stock Index--The Index is composed of the various common stocks that are held in the 50 largest growth stock mutual funds, using year-end as-sets, monitored by Morningstar, Inc. Under an agreement with Vanguard Morgan Growth Fund, Morningstar, Inc. develops the composition of the Index and its total return each quarter. Neither The Vanguard Group, Inc., nor its advisers are affiliated with Morningstar in any way.

Standard & Poor's 500 Composite Stock Price Index--includes stocks selected by Standard & Poor's Index Committee to include leading companies in leading in-dustries and to reflect the U.S. stock market.

Standard & Poor's 500/BARRA Value Index--consists of the stocks in the Stan-dard & Poor's 500 Composite Stock Price Index (S&P 500) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the S&P 500.

Standard & Poor's MidCap 400 Index--is composed of 400 medium sized domestic stocks.

Standard & Poor's SmallCap 600/BARRA Value Index--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

Standard & Poor's SmallCap 600/BARRA Growth Index--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

Russell 1000 Value Index--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

Wilshire 5000 Equity Index--consists of more than 7,000 common equity securi-ties, covering all stocks in the U.S. for which daily pricing is available.

Wilshire 4500 Equity Index--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

Morgan Stanley Capital International EAFE Index--is an arithmetic, market val-ue-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.

MSCI EMF Index--an arithmetic, market value-weighted average of the perfor-mance of securities listed on the stock exchanges of twenty-two developing countries.

MSCI EAFE + Select EMF Index--an arithmetic, market value-weighted average of the performance of securities listed on the stock markets of Europe, Austra-lia, the Far East, and fourteen developing countries.

Goldman Sachs 100 Convertible Bond Index--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convert-ible issues of $100 million or greater in market capitalization. The index is priced monthly.

Salomon Brothers GNMA Index--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mort-gage Association.

Salomon Brothers High-Grade Corporate Bond Index--consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

Lehman Long-Term Treasury Bond Index--is a market weighted index that contains individually priced U.S. Treasury securities with maturities of ten years or greater.

Merrill Lynch Corporate & Government Bond Index--consists of over 4,000 U.S. Treasury, Agency and investment grade corporate bonds.

Lehman Corporate (Baa) Bond Index--all publicly offered, fixed-rate, noncon-vertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than one year and with more than $25 million outstanding. This index includes over 1,500 issues.

Bond Buyer Municipal Bond Index--is a yield index on current coupon high-grade general obligation municipal bonds.

Standard & Poor's Preferred Index--is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.

NASDAQ Industrial Index--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

Composite Index--70% Standard & Poor's 500 Index and 30% NASDAQ Industrial In-dex.

Composite Index--65% Standard & Poor's 500 Index and 35% Lehman Long-Term Cor-porate AA or Better Bond Index.

Composite Index--65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index.)

Lehman Long-Term Corporate AA or Better Bond Index--consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

Lehman Brothers Aggregate Bond Index--is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The index has a market value of over $5 trillion.

Lehman Brothers Mutual Fund Short (1-5) Government/Corporate Index--is a mar-ket weighted index that contains individually priced U.S. Treasury, agency and corporate investment grade bonds rated BBB- or better with maturities between one and five years. The index has a market value of over $1.6 trillion.

Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index--is a market weighted index that contains individually priced U.S. Treasury, agen-cy, and corporate securities rated BBB- or better with maturities between five and ten years. The index has a market value of over $800 billion.

Lehman Brothers Long (10+) Government/Corporate Index--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than ten years. The index has a market value of over $1.1 trillion.

Russell 2000 Stock Index--consists of the smallest 2,000 stocks within the Russell 3000; a widely-used benchmark for small capitalization common stocks.

Ibbotson Associates Yearbook--various mutual fund performance data.

Lipper Balanced Fund Average--An industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Inc.

Lipper Non-Government Money Market Fund Average--An industry benchmark of av-erage non-government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

Lipper Government Money Market Fund Average--An industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

Lipper Small Cap Fund Average--the average performance of small company growth funds as defined by Lipper Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

Russell 3000 Index--consists of approximately the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Ex-changes or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded Stocks in the U.S.

                              FINANCIAL STATEMENTS

  The Funds' financial statements for the year ended December 31, 1998, appear-ing in the Funds' 1998 Annual Reports to Shareholders and the reports thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the performance, please see the Funds' Annual Re-ports to Shareholders, which may be obtained without charge.

                                    PART C

                              VANGUARD STAR FUND

                               OTHER INFORMATION

Item 23. Exhibits

 Exhibit
 Number  Description
 ------- -----------
 (a)     Declaration of Trust*
 (b)     By-Laws*
 (c)     Reference is made to Articles III and V of the Registrant's
         Declaration of Trust
 (d)     Not Applicable
 (e)     Not Applicable
 (f)     Reference is made to the section entitled "Management of the Trust" in the Registrant's Statement of Additional Information
 (g)     Custodian Agreement*
 (h)     Special Servicing Agreement*
 (i)     Legal Opinion*
 (j)     Consent of Independent Accountants*
 (k)     Not Applicable
 (l)     Not Applicable
 (m)     Not Applicable
 (n)     Financial Data Schedule+
 (o)     Not Applicable

--------
 *Filed Previously.
 +Filed Herewith.

Item 24. Persons Controlled by or under Common Control with Registrant

  Registrant is not controlled by or under common control with any person.

Item 25. Indemnification

  The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Regis-trant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws gener-ally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capac-ity. Among other things, this provision excludes any liability arising by rea-son of willful misfeasance, bad faith, gross negligence, or the reckless dis-regard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.

Item 26. Business and Other Connections of the Investment Adviser

  The Trust has no Investment Adviser.

Item 27. Principal Underwriters

  (a) Not Applicable
  (b) Not Applicable
  (c) Not Applicable

Item 28. Location of Accounts and Records

  The books, accounts, and other documents required by Section 31(a) under the Investment Company Act and the rules thereunder will be maintained at the of-fices of the Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc. Valley Forge, Pennsylvania 19482; and the Registrant's Custodian, First Union National Bank, Philadelphia, Pennsylvania 19106 and The Chase Manhattan Bank, Brooklyn, NY 11245.

Item 29. Management Services

  Other than as set forth under the description of The Vanguard Group in Part B of this Registration Statement, Registrant is not a party of any management-related service contract.

Item 30. Undertakings

  Not Applicable

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Invest-ment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the un-dersigned, thereunto duly authorized, in the Town of Valley Forge and the Com-monwealth of Pennsylvania, on the 15th day of July, 1999.

                                          Vanguard Star Funds

                                                        Heidi Stam
                                          By:__________________________________
                                               John J. Brennan*,Chairman and
                                                  Chief Executive Officer

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effec-tive Amendment to the Registration Statement has been signed below by the fol-lowing persons in the capacities and on the date indicated:


             Signatures                        Title                 Date
             ----------                        -----                 ----
             Heidi Stam                Senior Chairman of       July 15, 1999
By: _________________________________   the Board and
           John C. Bogle*               Trustee

             Heidi Stam                Chairman, Trustee,       July 15, 1999
By: _________________________________   and Chief Executive
          John J. Brennan*              Officer


             Heidi Stam                Trustee                  July 15, 1999
By: _________________________________
       JoAnn Heffernan Heisen*

             Heidi Stam                Trustee                  July 15, 1999
By: _________________________________
         Bruce K. MacLaury*

             Heidi Stam                Trustee                  July 15, 1999
By: _________________________________
       Burton G. Malkiel, Jr.*

             Heidi Stam                Trustee                  July 15, 1999
By: _________________________________
       Alfred M. Rankin, Jr.*

             Heidi Stam                Trustee                  July 15, 1999
By: _________________________________
          John C. Sawhill*

             Heidi Stam                Trustee                  July 15, 1999
By: _________________________________
        James O. Welch, Jr.*

             Heidi Stam                Trustee                  July 15, 1999
By: _________________________________
         J. Lawrence Wilson*

             Heidi Stam                Treasurer and            July 15, 1999
By: _________________________________   Principal Financial
         Thomas J. Higgins*             Officer and
                                        Accounting Officer

* By Power of Attorney. See File Number 33-4424, January 25, 1999. Incorpo-rated by Reference.

                                 EXHIBIT INDEX

Financial Data Schedule................................................ EX-99.BN